As filed with the Securities and Exchange Commission on April 13, 2007
                                                     1933 Act File No. 033-13019
                                                     1940 Act File No. 811-05083

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment No. ___ |_|
                       Post-Effective Amendment No. 34 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 35 |X|

                        VAN ECK WORLDWIDE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 99 Park Avenue
                            New York, New York 10016
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code): (212) 687-5200

                             Joseph J. McBrien, Esq.
                         Van Eck Associates Corporation
                                 99 Park Avenue
                            New York, New York 10016
                     Name and Address of Agent for Service)

                                    Copy to:
                               Philip Newman, Esq.
                               Goodwin Procter LLP
                                 Exchange Place
                                 53 State Street
                           Boston, Massachusetts 02109

It is proposed that this filing will become effective (check appropriate box)
      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on May 1, 2007 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on ________ pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
      |_|   This post-effective  amendment designates a new effective date for a previously filed post-effective amendment.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for Initial Class shares of Worldwide Bond Fund

      Prospectus for Initial Class shares of Worldwide Emerging Markets Fund

      Prospectus for Initial Class shares of Worldwide Hard Assets Fund

      Prospectus for Initial Class shares of Worldwide Real Estate Fund

      Combined Prospectus for Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Combined Prospectus for Class S shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund and Worldwide Real Estate Fund

      Prospectus for Class S shares of Worldwide Hard Assets Fund

      Prospectus for Initial Class shares of Worldwide Absolute Return Fund

      Combined Statement of Additional Information for Initial Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Combined Statement of Additional Information for Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Combined Statement of Additional Information for Class S shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Statement of Additional Information for Initial Class shares of Worldwide Absolute Return Fund

      Part C - Other Information

      Signature Page

      Exhibits

                                                                 Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                             WORLDWIDE BOND FUND

                                                          (INITIAL CLASS SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. WORLDWIDE BOND FUND                                                         2

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

II. ADDITIONAL INVESTMENT STRATEGIES                                           8

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUND IS MANAGED                                                  18

MANAGEMENT OF THE FUND AND FUND EXPENSES; TAXES; HOW THE FUND SHARES ARE PRICED; SHAREHOLDER INQUIRIES.

IV. FINANCIAL HIGHLIGHTS                                                      23

I. Worldwide Bond Fund (Initial Class)


                  VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: WORLDWIDE BOND FUND (THE "FUND"). OTHER SERIES (WORLDWIDE ABSOLUTE RETURN FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND, WORLDWIDE REAL ESTATE FUND) ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE VAN ECK WORLDWIDE INSURANCE FUNDS.

                  THE FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND CLASS S SHARES. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE INITIAL CLASS SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUND'S CLASS R1 AND CLASS S SHARES. THE FUND'S SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

                  THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in investment grade debt securities rated by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies.

The Fund's policy of investing at least 80% of its assets in investment-grade debt securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with 60 days' notice of any such change.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.


2       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                                     I. THE FUND

The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency.

In addition to its investments in debt securities, the Fund may also invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign companies. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies, and invest in "when-issued" securities.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with investments in debt securities, including credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to the fluctuations in prices of debt securities, which tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates.

Debt securities rated below investment grade are subject to greater risks than higher rated securities, and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance.

The Fund is also subject to risks associated with investments in common stocks, convertible securities, derivatives, asset-backed securities and CMOs and to risks associated with investments in other investment companies.


                                      VAN ECK WORLDWIDE BOND PROSPECTUS       3

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by the changes in the value of a small number of securities.

For more information about these risks, see the "Additional Investment Strategies" section.


4       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                                     I. THE FUND

Worldwide Bond Fund Performance

The chart below shows the historical annual total returns of Van Eck Worldwide Bond Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

2.38%  12.75%  -7.82%  1.88%   -5.11%   21.66%   18.16%   9.15%   -3.03%   6.48%

1997    1998    1999   2000     2001     2002     2003    2004     2005    2006

During the period covered, the Fund's highest quarterly return was 10.83% for the quarter ended 06/30/02. The lowest quarterly return was -5.41% for the quarter ended 3/31/01.


                                      VAN ECK WORLDWIDE BOND PROSPECTUS       5

Worldwide Bond Fund Performance

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                            1 YEAR         5 YEAR        10 YEAR
Initial Class+
Return Before Taxes                          6.48%         10.13%         5.24%
Citigroup World
Government Bond Index*                       6.12%          8.41%         5.24%

* The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

      The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 9/1/89.


6       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                                     I. THE FUND

Worldwide Bond Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE BOND FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*                   INITIAL CLASS
Management/Administration Fees                                         1.00%
Other Expenses                                                         0.28%
TOTAL FUND OPERATING EXPENSES                                          1.28%
Fees/Expenses Waived or Reimbursed                                     0.18%
NET ANNUAL OPERATING EXPENSES                                          1.10%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                    $  112
3 years                                                                   $  388
5 years                                                                   $  685
10 years                                                                  $1,529


                                      VAN ECK WORLDWIDE BOND PROSPECTUS       7

II. Additional Investment Strategies

                        OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

DEFINITION        Borrowing to invest more is called "leverage." The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.


8       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND
STRUCTURED NOTES

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of


                                      VAN ECK WORLDWIDE BOND PROSPECTUS       9
                  structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.


10       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

DERIVATIVES

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the SAI.

EMERGING MARKETS SECURITIES

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      11
                  industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).

FOREIGN SECURITIES

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

                  Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares


12       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Fund's Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

DEFINITION        For hedging purposes only, the Fund invests in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

DEFINITION        The Fund may lend its securities as permitted under the 1940
                  Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                  (secure) these borrowings in full with cash, U.S. government securities or high- quality letters of credit.


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      13

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company--specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.


14       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short- term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER INVESTMENT COMPANIES

DEFINITION        The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear its share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      15
                  investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

PARTLY PAID SECURITIES

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REPURCHASE AGREEMENTS

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non- bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Fund losing money.

WHEN-ISSUED DEBT SECURITIES

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


16       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  PORTFOLIO HOLDINGS INFORMATION

                  Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                  Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      17

III. HOW THE FUND IS MANAGED

                  FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUND SELLS SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUND.

      RECENT DEVELOPMENTS

      LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

1. MANAGEMENT OF THE FUND

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Fund. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Fund, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.


18       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                         SHAREHOLDER INFORMATION

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current annual report to shareholders.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team are:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He serves as co-portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      19

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, the Fund will use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the


20       VAN ECK WORLDWIDE BOND PROSPECTUS

                                                         SHAREHOLDER INFORMATION

nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolios of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, the Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Fund's shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      21
steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Fund, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212-687-5200), or write to the Fund at the address on the cover page.


22       VAN ECK WORLDWIDE BOND PROSPECTUS

IV. Financial Highlights

The financial highlights table is intended to help you understand the Fund's Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND (INITIAL CLASS)


                                      VAN ECK WORLDWIDE BOND PROSPECTUS      23

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                   INITIAL CLASS SHARES
                                      ------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------------------
                                         2006             2005             2004             2003             2002
                                      ----------       ----------       ----------       ----------       ----------
Net Asset Value,
   Beginning of Period                $    12.03       $    13.33       $    13.31       $    11.46       $     9.42
                                      ----------       ----------       ----------       ----------       ----------
Income (Loss) From
   Investment Operations:
   Net Investment Income                    0.53             0.58             0.64             0.53             0.35
   Net Realized and Unrealized
       Gain (Loss) on Investments           0.20            (0.97)            0.48             1.52             1.69
                                      ----------       ----------       ----------       ----------       ----------
Total from Investment Operations            0.73            (0.39)            1.12             2.05             2.04
                                      ----------       ----------       ----------       ----------       ----------
Less Dividends from:
   Net Investment Income                   (0.98)           (0.91)           (1.10)           (0.20)              --
                                      ----------       ----------       ----------       ----------       ----------
Total Dividends                            (0.98)           (0.91)           (1.10)           (0.20)              --
                                      ----------       ----------       ----------       ----------       ----------
Redemption fees                               --(c)            --(c)            --(c)            --               --
                                      ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period        $    11.78       $    12.03       $    13.33       $    13.31       $    11.46
                                      ==========       ==========       ==========       ==========       ==========
Total Return (a)                            6.48%           (3.03)%           9.15%           18.16%           21.66%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)       $   39,071       $   46,350       $   64,353       $   85,385       $   95,040
Ratio of Gross Expenses
   to Average Net Assets                    1.28%            1.29%            1.27%            1.21%            1.24%
Ratio of Net Expenses
   to Average Net Assets (b)                1.10%            1.29%            1.27%            1.21%            1.24%
Ratio of Net Investment Income
   to Average Net Assets                    3.77%            3.67%            3.96%            3.58%            4.06%
Portfolio Turnover Rate                       19%              16%               0%               6%              18%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b) Excluding interest expense, the ratio of net expenses to average net assets would be 1.10%, 1.29%, 1.27%, 1.19% and 1.21% for the Initial Class Shares for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Amount represents less than $0.01 per share

(d)   Annualized

(e)   Not annualized


24       VAN ECK WORLDWIDE BOND PROSPECTUS

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.


26       VAN ECK WORLDWIDE BOND PROSPECTUS

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                 WORLDWIDE EMERGING MARKETS FUND

                                                          (INITIAL CLASS SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. WORLDWIDE EMERGING MARKETS FUND                                             2

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

II. ADDITIONAL INVESTMENT STRATEGIES                                           8

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUND IS MANAGED                                                  19

MANAGEMENT OF THE FUND AND FUND EXPENSES; TAXES; HOW THE FUND SHARES ARE PRICED; SHAREHOLDER INFORMATION.

IV. FINANCIAL HIGHLIGHTS                                                      24


                           VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS      29

I. Worldwide Emerging Markets Fund (Initial Class)

                  VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: WORLDWIDE EMERGING MARKETS FUND (THE "FUND"). OTHER SERIES (WORLDWIDE ABSOLUTE RETURN FUND, WORLDWIDE BOND FUND, WORLDWIDE HARD ASSETS FUND, WORLDWIDE REAL ESTATE FUND) ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE VAN ECK WORLDWIDE INSURANCE FUNDS.

                  THE FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND CLASS S SHARES. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE INITIAL CLASS SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUND'S CLASS R1 AND CLASS S SHARES. THE FUND'S SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

                  THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.

The Fund's policy of investing at least 80% of its assets in emerging markets securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

Utilizing qualitative and quantitative measures, the Fund's portfolio manager selects companies that have growth potential within their market niche, specifically focusing on small to mid cap names. Candidates for the portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to insure that they continue to meet the ranking and desirability criteria.

The Fund's emerging market investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.


2      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                                     I. THE FUND

The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps, structured notes and other similar securities, and in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund generally emphasizes investments in equity securities, but may also invest in debt securities of any quality, as long as not more than 20% of its assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is also subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds").


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS     3

The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


4      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                                     I. THE FUND

Worldwide Emerging Markets Fund Performance

The chart below shows the historical annual total return of Van Eck Worldwide Emerging Markets Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

-11.61%  -34.15%  100.28%  -41.87%  -1.69%  -3.02%  54.19%  25.89%  32.00%  39.51%

 1997     1998     1999      2000    2001    2002    2003    2004    2005    2006

During the period covered, the Fund's highest quarterly return was 56.88% for the quarter ended 12/31/99. The lowest quarterly return was -29.46% for the quarter ended 9/30/98.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS     5

Worldwide Emerging Markets Fund Performance

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                                 1 YEAR       5 YEAR     10 YEAR
Initial Class+
  Return Before Taxes                            39.51%       28.22%      8.73%
MSCI Emerging Markets Free Index*                32.59%       26.99%      9.40%

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The Index includes only stocks available for purchase by foreign (e.g., U.S.) investors.

      The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 12/21/95.


6      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                                     I. THE FUND

Worldwide Emerging Markets Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE EMERGING MARKETS FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*                   INITIAL CLASS
Management/Administration Fees                                         1.00%
Other Expenses                                                         0.33%
TOTAL FUND OPERATING EXPENSES                                          1.33%
Fees/Expenses Waived or Reimbursed                                     0.00%
NET ANNUAL OPERATING EXPENSES                                          1.33%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   135
3 years                                                                  $   421
5 years                                                                  $   729
10 years                                                                 $ 1,601


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS     7

II. Additional Investment Strategies

                        OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

DEFINITION        Borrowing to invest more is called "leverage." The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.


8      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS     9

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.


10      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the SAI.

EMERGING MARKETS SECURITIES

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    11

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).

FOREIGN SECURITIES

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different-- and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI.

                  Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Fund's Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


12      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

INDEXED COMMERCIAL PAPER

DEFINITION        For hedging purposes only, the Fund invests in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

INDUSTRY CONCENTRATION

DEFINITION        The Fund may invest more than 50% of its net assets in a
                  single sector or industry.

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

DEFINITION        The Fund may lend its securities as permitted under the 1940
                  Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                  (secure) these borrowings in full with cash, U.S. government securities or high- quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    13

LOW RATED DEBT SECURITIES

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term


14      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER INVESTMENT COMPANIES

DEFINITION        The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear its share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    15

PARTLY PAID SECURITIES

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PRIVATE OFFERINGS

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements--not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

                  The Fund will not invest more than 10% of its total assets in direct investments.

REPURCHASE AGREEMENTS

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Fund losing money.


16      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

SHORT SALES

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    17

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


18      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

III. How the Fund Is Managed

                  FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUND SELLS SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUND.

      RECENT DEVELOPMENTS

      LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

1. MANAGEMENT OF THE FUND

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Fund. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Fund, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Fund may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    19

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current annual report to shareholders.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PORTFOLIO MANAGER

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director and serves as the portfolio manager for the Adviser's accounts utilizing the emerging market strategy. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for over 14 years as a manager and analyst.

The SAI provides additional information about the above Portfolio Manager, his compensation, other accounts he manages, and his securities ownership in the Fund.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109


20      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

2. TAXES

The Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, the Fund will use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    21
occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolios of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, the Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Fund's shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take


22      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Fund, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212-687-5200), or write to the Fund at the address on the cover page.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    23

IV. Financial Highlights

The financial highlights table is intended to help you understand the Fund's Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND (INITIAL CLASS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            INITIAL CLASS
                                         -----------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                             2006              2005              2004              2003              2002
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, Beginning of Period     $     19.91       $     15.21       $     12.15       $      7.89       $      8.15
                                         -----------       -----------       -----------       -----------       -----------
Income (Loss) From
   Investment Operations:
Net Investment Income                           0.14              0.20              0.15              0.13              0.04
Net Realized and Unrealized Gain
   (Loss) on Investments                        7.15              4.63              2.98              4.14             (0.28)
                                         -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                7.29              4.83              3.13              4.27             (0.24)
                                         -----------       -----------       -----------       -----------       -----------
Less:
   Dividends from Net
          Investment Income                    (0.13)            (0.13)            (0.07)            (0.01)            (0.02)
   Distributions from Net
          Realized Capital Gains               (2.09)               --                --                --                --
                                         -----------       -----------       -----------       -----------       -----------
   Total Dividends and Distributions           (2.22)            (0.13)            (0.07)            (0.01)            (0.02)
                                         -----------       -----------       -----------       -----------       -----------
Redemption fees                                   --(c)             --(c)             --(c)             --                --
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period           $     24.98       $     19.91       $     15.21       $     12.15       $      7.89
                                         ===========       ===========       ===========       ===========       ===========
Total Return (a)                               39.51%            32.00%            25.89%            54.19%            (3.02)%
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)          $   220,361       $   198,077       $   169,845       $   176,308       $   149,262
Ratio of Gross Expenses to
   Average Net Assets                           1.33%             1.35%             1.39%             1.43%             1.36%
Ratio of Net Expenses to
   Average Net Assets (b)                       1.33%             1.34%             1.36%             1.34%             1.33%
Ratio of Net Investment Income
   to Average Net Assets                        0.63%             1.09%             1.07%             1.27%             0.39%
Portfolio Turnover Rate                           52%               65%               81%               63%              125%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.34%, 1.34%, 1.36%, 1.30% and 1.30% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Amount represents less than $0.01 per share.


24      VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.


                             VAN ECK WORLDWIDE EMERGING MARKETS PROSPECTUS    25

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                      WORLDWIDE HARD ASSETS FUND

                                                          (INITIAL CLASS SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. WORLDWIDE HARD ASSETS FUND                                                  2

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

II. ADDITIONAL INVESTMENT STRATEGIES                                           7

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUND IS MANAGED                                                  19

MANAGEMENT OF THE FUND AND FUND EXPENSES; TAXES; HOW THE FUND SHARES ARE PRICED; SHAREHOLDER INFORMATION.

IV. FINANCIAL HIGHLIGHTS                                                      24


28     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

I. Worldwide Hard Assets Fund (Initial Class)

                  VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: WORLDWIDE HARD ASSETS FUND (THE "FUND"). OTHER SERIES (WORLDWIDE ABSOLUTE RETURN FUND, WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE REAL ESTATE FUND) ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE VAN ECK WORLDWIDE INSURANCE FUNDS.

                  THE FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND CLASS S SHARES. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE INITIAL CLASS SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUND'S CLASS R1 AND CLASS S SHARES. THE FUND'S SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

                  THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset" securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of "hard asset" companies and instruments that derive their value from "hard assets".

Hard assets consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Fund's investment management team seeks to purchase equity opportunities, using a disciplined and flexible investment methodology focused on value. Candidates for the portfolio are identified through the development of expected returns on the hard assets equity sector, commodities, and their respective underlying companies.

The Fund's policy of investing at least 80% of its assets in hard assets may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund will invest in securities of companies located throughout the world (including the U.S.). However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Fund's investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.


2     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                                     I. THE FUND

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 20% of its total assets in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard asset sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     3

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

The chart below shows the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

-1.67%  -30.93%  21.00%  11.41%  -10.45%  -2.85%  44.78%  24.23%  51.67%  24.54%

 1997     1998    1999    2000     2001    2002    2003    2004    2005    2006

During the period covered, the Fund's highest quarterly return was 24.57% for the quarter ended 9/30/05. The lowest quarterly return was -19.05% for the quarter ended 9/30/98.


4     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                                     I. THE FUND

Worldwide Hard Assets Fund Performance

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                            1 YEAR        5 YEAR         10 YEAR
Initial Class+
  Return Before Taxes                        24.54%        26.97%         10.46%
Standard & Poor's 500 Index*                 15.78%         6.19%          8.42%
Goldman Sachs Natural
  Resources Index**                          15.12%        16.42%          9.38%

* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

** The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

      The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 9/1/89.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     5

Worldwide Hard Assets Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE HARD ASSETS FUND

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)*                  INITIAL CLASS
Management/Administration Fees                                         1.00%
Other Expenses                                                         0.13%
Total Fund Operating Expenses                                          1.13%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.20% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                    $  115
3 years                                                                   $  359
5 years                                                                   $  622
10 years                                                                  $1,375


6     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

II. Additional Investment Strategies

                        OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

DEFINITION        Borrowing to invest more is called "leverage." The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     7

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of


8     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     9

DERIVATIVES

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the SAI.

EMERGING MARKETS SECURITIES

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited


10     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).

FOREIGN SECURITIES

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

                  Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    11

                  Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Fund's Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

DEFINITION        For hedging purposes only, the Fund invests in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

INDUSTRY CONCENTRATION

DEFINITION        The Fund will normally invest at least 80% of its assets in securities of "hard asset" companies and instruments that derive their value from "hard assets".

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.


12     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

LOANS OF PORTFOLIO SECURITIES

DEFINITION        The Fund may lend its securities as permitted under the 1940
                  Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                  (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    13

MARKET TIMING

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER INVESTMENT COMPANIES

DEFINITION        The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear its share of the investment company's fees and expenses. ETFs involve


14     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

PARTLY PAID SECURITIES

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PRECIOUS METALS RISK

DEFINITION        Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them--both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for bullion and coins.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    15

PRIVATE OFFERINGS

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements--not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

                  The Fund will not invest more than 10% of its total assets in direct investments.

REAL ESTATE SECURITIES RISK

DEFINITION        The Fund may not invest in real estate directly but may (i)
                  invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities. The Worldwide Hard Assets Fund may invest more than 50% of its net assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

REPURCHASE AGREEMENTS

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.


16     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Fund losing money.

SHORT SALES

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    17

                  PORTFOLIO HOLDINGS INFORMATION

                  Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                  Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


18     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

III. How the Fund Is Managed

                  FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUND SELLS SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUND.

      RECENT DEVELOPMENTS

      LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

1. MANAGEMENT OF THE FUND

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Fund. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Fund, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Fund may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    19
as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current annual report to shareholders.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PORTFOLIO MANAGERS

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team are:

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. Mr. van Eck is the Chief Investment Officer of the Adviser and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. He oversees and serves as portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He is also a portfolio manager of other mutual funds advised by the Adviser.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He is also a portfolio manager of other mutual funds advised by the Adviser.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

GEOFFREY R. KING - Mr. King joined Van Eck in 2007 as research associate specializing in exploration and production, refining, drilling and alternative energy markets. Prior to joining Van Eck, he was a member of energy investment banking group at Merrill Lynch.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales


20     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as a senior energy analyst. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. Mr. Reynolds has also served as an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, the Fund will use the security's "fair value" as determined in


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    21
good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolios of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on


22     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, the Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Fund's shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Fund, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212-687-5200), or write to the Fund at the address on the cover page.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    23

IV. Financial Highlights

The financial highlights table is intended to help you understand the Fund's Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND (INITIAL CLASS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                 INITIAL CLASS SHARES
                                                    ------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------------
                                                        2006             2005            2004             2003             2002
                                                    -----------      -----------     -----------      -----------      -----------
Net Asset Value, Beginning of Year                  $     27.73      $     18.36     $     14.84      $     10.30      $     10.69
                                                    -----------      -----------     -----------      -----------      -----------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)                            0.06            (0.01)           0.08             0.05             0.08
   Net Realized and Unrealized Gain (Loss)
          on Investments                                   6.64             9.45            3.50             4.54            (0.38)
                                                    -----------      -----------     -----------      -----------      -----------
Total from Investment Operations                           6.70             9.44            3.58             4.59            (0.30)
                                                    -----------      -----------     -----------      -----------      -----------
Less:
   Dividends from Net Investment Income                   (0.02)           (0.07)          (0.06)           (0.05)           (0.09)
   Distributions from Net Realized Capital Gains          (1.70)              --              --               --               --
                                                    -----------      -----------     -----------      -----------      -----------
Total Dividends and Distributions                         (1.72)           (0.07)          (0.06)           (0.05)           (0.09)
                                                    -----------      -----------     -----------      -----------      -----------
   Redemption Fees                                           --(c)            --(c)           --(c)            --               --
                                                    -----------      -----------     -----------      -----------      -----------
Net Asset Value, End of Year                        $     32.71      $     27.73     $     18.36      $     14.84      $     10.30
                                                    ===========      ===========     ===========      ===========      ===========
Total Return (a)                                          24.54%           51.67%          24.23%           44.78%           (2.85)%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)                       $   642,822      $   424,017     $   190,206      $   158,683      $    97,978
Ratio of Gross Expenses to Average Net Assets              1.13%            1.17%           1.20%            1.23%            1.23%
Ratio of Net Expenses to Average Net Assets (b)            1.13%            1.17%           1.20%            1.24%            1.23%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                      0.17%           (0.03)%          0.54%            0.59%            0.68%
Portfolio Turnover Rate                                      78%              52%             60%              43%              63%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends/distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the expense ratios would be 1.14%, 1.17%, 1.20%, 1.23%, and 1.20% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004 2003, and 2002, respectively.

(c)   Amount represents less than $0.01 per share.


24     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    25

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at WWW.VANECK.COM to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                      WORLDWIDE REAL ESTATE FUND

                                                          (INITIAL CLASS SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. WORLDWIDE REAL ESTATE FUND                                                  2

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

II. ADDITIONAL INVESTMENT STRATEGIES                                           8

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUND IS MANAGED                                                  19

MANAGEMENT OF THE FUND AND FUND EXPENSES; TAXES; HOW THE FUND SHARES ARE PRICED; SHAREHOLDER INFORMATION.

IV. FINANCIAL HIGHLIGHTS                                                      24

I. Worldwide Real Estate Fund (Initial Class)

                  VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: WORLDWIDE REAL ESTATE FUND (THE "FUND"). OTHER SERIES (WORLDWIDE ABSOLUTE RETURN FUND, WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND) ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE VAN ECK WORLDWIDE INSURANCE FUNDS.

                  THE FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND CLASS S SHARES. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE INITIAL CLASS SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUND'S CLASS R1 AND CLASS S SHARES. THE FUND'S SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

                  THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in equity securities of domestic and foreign companies that invest principally in real estate or are principally engaged in the real estate industry ("real estate companies"). A company will be considered a "real estate company" if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the value of its assets invested in residential, commercial or industrial real estate. Such companies may also include real estate investment trusts known as "REITs" which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, hotel companies, as well as companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders.

The Fund takes a global approach to real estate investing, and may allocate a significant amount of its assets to real estate investments outside of the U.S, including emerging markets, i.e., those countries that have been determined by an international organization, such as the World Bank, to have a low to middle income economy.

The Fund's policy of investing at least 80% of its assets in real estate securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitations in any one sector of the real estate industry or any real estate related industry.

The Fund's real estate investments may include equity securities, including common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares, American Depositary Receipts
(ADRs),


2     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

                                                                     I. THE FUND

American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities. The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps and other similar securities.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"). The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

In addition, the Fund may invest up to 20% of its assets in equity and debt securities of companies that are not real estate companies.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund's investments are subject to the risks associated with investments in the real estate market and REITs. These risks could contribute to a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees, that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is subject to the risks associated with its investments in emerging markets, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS     3
decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated


4     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS
with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS     5

                                                                     I. THE FUND

Worldwide Real Estate Fund Performance

The chart below shows the historical annual total returns of Van Eck Worldwide Real Estate Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

   -11.35%  -2.01%  18.71%  5.34%  -4.48%  34.50%  36.21%  21.01%  30.92%

     1998    1999    2000    2001   2002    2003    2004    2005    2006

                              [BAR CHART OMITTED]

During the period covered, the Fund's highest quarterly return was 18.38 % for the quarter ended 9/30/97. The lowest quarterly return was -14.45% for the quarter ended 9/30/98.


6     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

Worldwide Real Estate Fund Performance

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                         1 YEAR        5 YEAR       LIFE OF FUND

Initial Class+
  Return Before Taxes                     30.92%        22.62%         14.40%
Citigroup World Property Index*           40.33%        26.15%         11.70%
Standard & Poor's 500 Index**             15.78%         6.19%          6.75%

* The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

** The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

      The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 6/23/97; (index returns calculated from
      6/30/97).


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS     7

                                                                     I. THE FUND

Worldwide Real Estate Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE REAL ESTATE FUND

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)*                  INITIAL CLASS
  Management/Administration Fees                                       1.00%
  Other Expenses                                                       0.36%
TOTAL FUND OPERATING EXPENSES                                          1.36%
Fees/Expenses Waived or Reimbursed                                     0.26%
NET ANNUAL OPERATING EXPENSES                                          1.10%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   112
3 years                                                                  $   405
5 years                                                                  $   720
10 years                                                                 $ 1,612


8     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

II. Additional Investment Strategies

                        OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

DEFINITION        Borrowing to invest more is called "leverage." The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS     9

                                                   INVESTMENT POLICIES AND RISKS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed- income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND
STRUCTURED NOTES

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices.


10     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

                  These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    11

                                                   INVESTMENT POLICIES AND RISKS

DERIVATIVES

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the SAI.

EMERGING MARKETS SECURITIES

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.


12     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

FOREIGN CURRENCY TRANSACTIONS

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).

FOREIGN SECURITIES

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

                  Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Fund's Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    13

                                                   INVESTMENT POLICIES AND RISKS

INDEXED COMMERCIAL PAPER

DEFINITION        For hedging purposes only, the Fund invests in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

INDUSTRY CONCENTRATION

DEFINITION        The Fund may invest more than 50% of its net assets in a
                  single sector or industry.

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

DEFINITION        The Fund may lend its securities as permitted under the 1940
                  Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                  (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.


14     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

LOW RATED DEBT SECURITIES

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    15

                                                   INVESTMENT POLICIES AND RISKS

                  term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER INVESTMENT COMPANIES

DEFINITION        The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear its share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.


16     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

PARTLY PAID SECURITIES

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PRIVATE OFFERINGS

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements--not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

                  The Fund will not invest more than 10% of its total assets in direct investments.

REAL ESTATE SECURITIES RISK

DEFINITION        The Fund may not invest in real estate directly but may (i)
                  invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    17

                                                   INVESTMENT POLICIES AND RISKS

REPURCHASE AGREEMENTS

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Fund losing money.

SHORT SALES

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


18     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    19

                                                         SHAREHOLDER INFORMATION

III. How The Fund Is Managed

                  FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUND SELLS SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUND.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

1. MANAGEMENT OF THE FUND

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Fund. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Fund, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Fund may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts


20     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    21
as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current annual report to shareholders.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PORTFOLIO MANAGER

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as an analyst and serves as the portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Manager, his compensation, other accounts he manages, and his securities ownership in the Fund.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109


22     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

                                                         SHAREHOLDER INFORMATION

2. TAXES

The Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, the Fund will use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    23
prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolios of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, the Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Fund's shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance


24     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

                                                         SHAREHOLDER INFORMATION

companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Fund, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212- 687-5200), or write to the Fund at the address on the cover page.


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    25

IV. Financial Highlights

The financial highlights table is intended to help you understand the Fund's Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND (INITIAL CLASS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                        INITIAL CLASS SHARES
                                         -----------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                             2006              2005              2004              2003              2002
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value,
   Beginning of Period                   $     20.78       $     17.75       $     13.24       $     10.07       $     10.87
                                         -----------       -----------       -----------       -----------       -----------
Income (Loss) From Investment
   Operations:
   Net Investment Income                        0.32              0.73              0.49              0.33              0.38
   Net Realized and Unrealized
         Gain (Loss) on Investments             4.58              2.86              4.24              3.06             (0.85)
                                         -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                4.90              3.59              4.73              3.39             (0.47)
                                         -----------       -----------       -----------       -----------       -----------
Less:
   Dividends from Net
         Investment Income                     (0.35)            (0.38)            (0.22)            (0.22)            (0.33)
   Distributions from Net
         Realized Capital Gains                (6.50)            (0.18)               --                --                --
                                         -----------       -----------       -----------       -----------       -----------
Total Dividends and Distributions              (6.85)            (0.56)            (0.22)            (0.22)            (0.33)
                                         -----------       -----------       -----------       -----------       -----------
Redemption fees                                   --(c)             --(c)             --(c)             --                --
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period           $     18.83       $     20.78       $     17.75       $     13.24       $     10.07
                                         ===========       ===========       ===========       ===========       ===========
Total Return (a)                               30.92%            21.01%            36.21%            34.50%            (4.48)%
                                                                                                                 -----------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)          $    22,099       $    16,479       $    28,163       $    19,344       $    15,309
Ratio of Gross Expenses to
   Average Net Assets                           1.36%             1.36%             1.45%             1.49%             1.48%
Ratio of Net Expenses to
   Average Net Assets (b)                       1.10%             1.10%             1.20%             1.49%             1.48%
Ratio of Net Investment Income
   to Average Net Assets                        2.11%             1.99%             3.52%             2.68%             3.04%
Portfolio Turnover Rate                           26%               22%               29%               19%              139%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.


26     VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS

(b) Excluding interest expense, the ratios would be 1.10%, 1.10%, 1.20%, 1.49% and 1.46% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Amount represents less than $0.01 per share


                                  VAN ECK WORLDWIDE REAL ESTATE PROSPECTUS    27

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                             WORLDWIDE BOND FUND
                                                 WORLDWIDE EMERGING MARKETS FUND
                                                      WORLDWIDE HARD ASSETS FUND
                                                      WORLDWIDE REAL ESTATE FUND

                                                               (CLASS R1 SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

          WORLDWIDE BOND FUND                                                  2
          WORLDWIDE EMERGING MARKETS FUND                                      7
          WORLDWIDE HARD ASSETS FUND                                          12
          WORLDWIDE REAL ESTATE FUND                                          17

II. ADDITIONAL INVESTMENT STRATEGIES                                          22

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUNDS ARE MANAGED                                                36

MANAGEMENT OF THE FUND AND FUND EXPENSES; TAXES; HOW THE FUND SHARES ARE PRICED; SHAREHOLDER INQUIRIES.

IV. FINANCIAL HIGHLIGHTS                                                      42

I. The Funds

                  VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO FOUR SERIES OF THE TRUST: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND (EACH, A "FUND", AND TOGETHER, THE "FUNDS"). ANOTHER SERIES, WORLDWIDE ABSOLUTE RETURN FUND, IS OFFERED IN A SEPARATE PROSPECTUS. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE VAN ECK WORLDWIDE INSURANCE FUNDS.

                  EACH FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND S CLASS SHARES. THE FUNDS' SEPARATE SHARE CLASSES ARE IDENTICAL EXCEPT THAT THEY HAVE DIFFERENT EXPENSES. CLASS R1 SHARES ARE, UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED IN
                  SECTION III, SUBJECT TO A REDEMPTION FEE ON REDEMPTIONS WITHIN 60 DAYS. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE CLASS R1 SHARES.

                  THIS SECTION INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. WORLDWIDE BOND FUND (CLASS R1)

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in investment grade debt securities rated by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies.

The Fund's policy of investing at least 80% of its assets in investment-grade debt securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with 60 days' notice of any such change.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency.

In addition to its investments in debt securities, the Fund may also invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign


2     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                     I. THE FUNDS/WORLDWIDE BOND

companies. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies, and invest in "when-issued" securities.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with investments in debt securities, including credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to the fluctuations in prices of debt securities, which tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates.

Debt securities rated below investment grade are subject to greater risks than higher rated securities, and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance.

The Fund is also subject to risks associated with investments in common stocks, convertible securities, derivatives, asset-backed securities and CMOs and to risks associated with investments in other investment companies.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by the changes in the value of a small number of securities.

For more information about these risks, see the "Additional Investment Strategies" section.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS     3

Worldwide Bond Fund Performance

The chart below shows the historical annual total returns of Van Eck Worldwide Bond Fund Class R1 shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

                            -3.11%         6.48%
                             2005          2006

                              [BAR CHART OMITTED]

+     The Fund commenced offering Class R1 shares on 5/1/04.

      During the period covered, the Fund's highest quarterly return was 7.24% for the quarter ended 12/31/04. The lowest quarterly return was -1.74% for the quarter ended 3/31/05.


4     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                     I. THE FUNDS/WORLDWIDE BOND

Worldwide Bond Fund Performance

The table below shows how the average annual returns of the Fund's Class R1 shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                               1 YEAR              LIFE OF FUND+
Class R1
   Return Before Taxes                          6.48%                  5.81%
Citigroup World
   Government Bond Index*                       6.12%                  4.29%

* The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

      The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Class R1 Inception Date: 5/1/04.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS     5

Worldwide Bond Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE BOND FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*                        CLASS R1
Management/Administration Fees                                           1.00%
Other Expenses                                                           0.35%
TOTAL FUND OPERATING EXPENSES                                            1.35%
Fees/Expenses Waived or Reimbursed                                       0.25%
NET ANNUAL OPERATING EXPENSES                                            1.10%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions               n/a
Deferred Sales Charge (load) on redemptions                                 n/a
Redemption fee on interests in separate accounts                           1.00%
  held for less than 60 days (as a % of amount redeemed)

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   112
3 years                                                                  $   403
5 years                                                                  $   715
10 years                                                                 $ 1,602


6     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                         I. THE FUNDS/WORLDWIDE EMERGING MARKETS

2. WORLDWIDE EMERGING MARKETS FUND (CLASS R1)

OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.

The Fund's policy of investing at least 80% of its assets in emerging markets securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

Utilizing qualitative and quantitative measures, the Fund's portfolio manager selects companies that have growth potential within their market niche, specifically focusing on small to mid cap names. Candidates for the portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to insure that they continue to meet the ranking and desirability criteria.

The Fund's emerging market investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps, structured notes and other similar securities, and in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund generally emphasizes investments in equity securities, but may also invest in debt securities of any quality, as long as not more than 20% of its assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS     7

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is also subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds").

The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small- or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


8     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                         I. THE FUNDS/WORLDWIDE EMERGING MARKETS

Worldwide Emerging Markets Fund Performance

The chart below shows the historical annual total return of Van Eck Worldwide Emerging Markets Fund Class R1 shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

                            31.86%        39.49%
                             2005          2006

                              [BAR CHART OMITTED]

+     The Fund commenced offering Class R1 shares on 5/1/04.

During the period covered, the Fund's highest quarterly return was 17.90% for the quarter ended 12/31/06. The lowest quarterly return was -3.65% for the quarter ended 6/30/06.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS     9

Worldwide Emerging Markets Fund Performance

The table below shows how the average annual returns of the Fund's Class R1 shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                                       1 YEAR      LIFE OF FUND+
Class R1                                               39.49%         37.60%
  Return Before Taxes
MSCI Emerging Markets Free Index*                      32.59%         35.10%

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The index includes only stocks available for purchase by foreign (e.g., U.S.) investors.

      The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Class R1 Inception Date: 5/1/04.


10     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                         I. THE FUNDS/WORLDWIDE EMERGING MARKETS

Worldwide Emerging Markets Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE EMERGING MARKETS FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*                        CLASS R1
Management/Administration Fees                                           1.00%
Other Expenses                                                           0.35%
TOTAL FUND OPERATING EXPENSES                                            1.35%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of average daily net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions               n/a
Deferred Sales Charge (load) on redemptions                                 n/a
Redemption fee on interests in separate accounts                           1.00%
  held for less than 60 days (as a % of amount redeemed)

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   137
3 years                                                                  $   428
5 years                                                                  $   739
10 years                                                                 $ 1,624


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    11

3. WORLDWIDE HARD ASSETS FUND (CLASS R1)

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset" securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of "hard asset" companies and instruments that derive their value from "hard assets".

Hard assets consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Fund's investment management team seeks to purchase equity opportunities, using a disciplined and flexible investment methodology focused on value. Candidates for the portfolio are identified through the development of expected returns on the hard assets equity sector, commodities, and their respective underlying companies.

The Fund's policy of investing at least 80% of its assets in hard assets may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund will invest in securities of companies located throughout the world (including the U.S.). However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Fund's investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 20% of its total assets in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.


12     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                              I. THE FUNDS/WORLDWIDE HARD ASSETS

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to risks associated with concentrating its investments in hard assets, and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    13

Worldwide Hard Assets Fund Performance

The chart below shows the historical annual total returns of Van Eck Worldwide Hard Assets Fund Class R1 shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

                            51.61%        24.49%
                             2005          2006

                              [BAR CHART OMITTED]

+     The Fund commenced offering Class R1 shares on 5/1/04.

During the period covered, the Fund's highest quarterly return was 24.57% for the quarter ended 9/30/05. The lowest quarterly return was -4.37% for the quarter ended 9/30/06.


14     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                              I. THE FUNDS/WORLDWIDE HARD ASSETS

Worldwide Hard Assets Fund Performance

The table below shows how the average annual returns of the Fund's Class R1 shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                                       1 YEAR      LIFE OF FUND+
Class R1
  Return Before Taxes                                  24.49%         38.49%
Standard & Poor's 500 Index*                           15.78%         11.77%
Goldman Sachs Natural Resources Index**                15.12%         26.70%

* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

** The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

      The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Class R1 Inception Date: 5/1/04.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    15

Worldwide Hard Assets Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE HARD ASSETS FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*                        CLASS R1
Management/Administration Fees                                           1.00%
Other Expenses                                                           0.15%
TOTAL FUND OPERATING EXPENSES                                            1.15%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.20% of average daily net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions               n/a
Deferred Sales Charge (load) on redemptions                                 n/a
Redemption fee on interests in separate accounts
  held for less than 60 days (as a % of amount redeemed)                   1.00%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   117
3 years                                                                  $   365
5 years                                                                  $   633
10 years                                                                 $ 1,398


16     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                              I. THE FUNDS/WORLDWIDE REAL ESTATE

4. WORLDWIDE REAL ESTATE FUND (CLASS R1)

OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in equity securities of domestic and foreign companies that invest principally in real estate or are principally engaged in the real estate industry ("real estate companies"). A company will be considered a "real estate company" if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the value of its assets invested in residential, commercial or industrial real estate. Such companies may also include real estate investment trusts known as "REITs" which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, hotel companies, as well as companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders.

The Fund takes a global approach to real estate investing, and may allocate a significant amount of its assets to real estate investments outside of the U.S, including emerging markets, i.e., those countries that have been determined by an international organization, such as the World Bank, to have a low to middle income economy.

The Fund's policy of investing at least 80% of its assets in real estate securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitations in any one sector of the real estate industry or any real estate related industry.

The Fund's real estate investments may include equity securities, including common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares, American Depositary Receipts
(ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities. The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps and other similar securities.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"). The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

In addition, the Fund may invest up to 20% of its assets in equity and debt securities of companies that are not real estate companies.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    17

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund's investments are subject to the risks associated with investments in the real estate market and REITs. These risks could contribute to a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees, that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is subject to the risks associated with its investments in emerging markets, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


18     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                              I. THE FUNDS/WORLDWIDE REAL ESTATE

Worldwide Real Estate Fund Performance

The chart below shows the historical annual total returns of Van Eck Worldwide Real Estate Fund Class R1 shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

                            21.01%        30.81%
                             2005          2006

                              [BAR CHART OMITTED]

+     The Fund commenced offering Class R1 shares on 5/1/04.

During the period covered, the Fund's highest quarterly return was 17.06% for the quarter ended 12/31/04. The lowest quarterly return was -4.16% for the quarter ended 3/31/05.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    19

Worldwide Real Estate Fund Performance

The table below shows how the average annual returns of the Fund's Class R1 shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                                       1 YEAR      LIFE OF FUND+
Class R1
  Return Before Taxes                                  30.81%         31.29%
Citigroup World Property Index*                        40.33%         33.88%
Standard & Poor's 500 Index**                          15.78%         11.77%

* The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

** The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

      The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Class R1 Inception Date: 5/1/04.


20     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                              I. THE FUNDS/WORLDWIDE REAL ESTATE

Worldwide Real Estate Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE HARD ASSETS FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*                        CLASS R1
Management/Administration Fees                                           1.00%
Other Expenses                                                           0.47%
TOTAL FUND OPERATING EXPENSES                                            1.47%
Fees/Expenses Waived or Reimbursed                                       0.37%
NET ANNUAL OPERATING EXPENSES                                            1.10%

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions               n/a
Deferred Sales Charge (load) on redemptions                                 n/a
Redemption fee on interests in separate accounts
  held for less than 60 days (as a % of amount redeemed)                   1.00%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   112
3 years                                                                  $   428
5 years                                                                  $   768
10 years                                                                 $ 1,726


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    21

II. Additional Investment Strategies

                        OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

FUNDS             All Funds

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Funds to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Funds' yield, increase the volatility of the Funds and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

FUNDS             All Funds

DEFINITION        Borrowing to invest more is called "leverage." The Funds may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.


22     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

FUNDS             All Funds

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

FUNDS             All Funds

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Funds' investments in commodity-linked derivative instruments may subject each Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    23
                  movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose each Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS             All Funds

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

FUNDS             All Funds

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments,


24     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS             All Funds

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk-called "hedging." The Fund also invests in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Funds may invest, and of their risks, please see the SAI.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    25

EMERGING MARKETS SECURITIES

FUNDS             All Funds

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities" for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

FUNDS             All Funds

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives" ).

FOREIGN SECURITIES

FUNDS             All Funds

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.


26     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

                  Some of these risks may be reduced when Funds invest indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

FUNDS             All Funds

DEFINITION        For hedging purposes only, the Funds invest in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    27

INDUSTRY CONCENTRATION

FUNDS Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION        The Funds may invest more than 50% of their net assets in a single sector or industry. In the case of Worldwide Hard
                  Assets Fund, it will normally invest at least 80% of its assets in securities of "hard asset" companies and instruments that derive their value from "hard assets".

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS             All Funds

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS             All Funds

DEFINITION        The Funds may lend their securities as permitted under the
                  1940 Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.


28     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

LOW RATED DEBT SECURITIES

FUNDS             All Funds

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

FUNDS             All Funds

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Funds involves "market risk"--the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK An investment in the Funds involves "market risk"--the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    29

MARKET TIMING

FUNDS             All Funds

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

FUNDS             All Funds

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER INVESTMENT COMPANIES

FUNDS             All Funds

DEFINITION        The Funds may invest up to 10% of their net assets in
                  securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds
                  ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.


30     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Funds would be exposed to the risk of investing in common stocks. In addition to the Funds' fees and expenses, the Funds will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Funds could incur a loss.

PARTLY PAID SECURITIES

FUNDS             All Funds

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PRECIOUS METALS RISK

FUNDS             Worldwide Hard Assets Fund

DEFINITION        Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    31
                  distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them--both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.

PRIVATE OFFERINGS

FUNDS Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements--not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                  The Funds will not invest more than 10% of their total assets in direct investments.

REAL ESTATE SECURITIES RISK

FUNDS             Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION        The Funds may not invest in real estate directly but may (i)
                  invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by


32     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

                  real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities. The Worldwide Hard Assets Fund may invest more than 50% of its net assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

REPURCHASE AGREEMENTS

FUNDS             All Funds

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    33

WHEN-ISSUED DEBT SECURITIES

FUNDS             All Funds

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery, so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


34     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds' and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    35

III. How The Funds Are Managed

                  FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

MANAGEMENT OF THE FUNDS

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to each of the Funds. The


36     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION

Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current annual report to shareholders.

FEES PAID TO THE ADVISER

Each Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team are:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He serves as co-portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director and serves as the portfolio manager for the Adviser's accounts utilizing the emerging market strategy. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for over 14 years as a manager and analyst.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team are:

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. Mr. van Eck is the Chief Investment Officer of the Adviser and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. He oversees and serves as


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    37
portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He is also a portfolio manager of other mutual funds advised by the Adviser.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He is also a portfolio manager of other mutual funds advised by the Adviser.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

GEOFFREY R. KING - Mr. King joined Van Eck in 2007 as research associate specializing in exploration and production, refining, drilling and alternative energy markets. Prior to joining Van Eck, he was a member of energy investment banking group at Merrill Lynch.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as a senior energy analyst. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. Mr. Reynolds has also served as an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser.

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as an analyst and serves as the portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Funds.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Funds intend to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


38     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION

3. HOW THE FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Funds' portfolio securities are valued by an outside pricing service approved by the Funds' Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    39

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, the Funds' investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers.

The Funds discourage frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Funds' shares. The Funds have requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Funds immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Funds' ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.


40     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION

5. REDEMPTIONS

Redemptions, like purchases, may be affected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Funds may be redeemed on any business day. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in any Fund will be subject to a redemption fee if such interest is held for 60 days or less. The fee is paid to the Fund rather than the Adviser, and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset levels and cash flows due to short-term trading. For shares bought on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
(iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; and (v) redemptions resulting from the death of a variable insurance contract owner or plan participant. Each Fund reserves the right to waive the redemption fee in other circumstances at its discretion.

Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by a Fund or its agent, minus the redemption fee, if applicable.

For further information about the Funds, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212-687-5200), or write to the Funds at the address on the cover page.

IV. Financial Highlights

The financial highlights tables are intended to help you understand the Fund's Class R1 of shares financial performance for the life of the Class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    41

WORLDWIDE BOND FUND (CLASS R1) FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                      CLASS R1 SHARES
                                      ---------------------------------------------
                                                                          FOR THE
                                                                          PERIOD
                                               YEAR ENDED              MAY 1, 2004*
                                              DECEMBER 31,                THROUGH
                                      ---------------------------      DECEMBER 31,
                                         2006              2005             2004
                                      ----------       ----------      ------------
Net Asset Value,
   Beginning of Period                $    12.02       $    13.33       $    11.82
                                      ----------       ----------       ----------
Income (Loss) From
   Investment Operations:
   Net Investment Income                    0.52             0.76             0.18
   Net Realized and Unrealized
       Gain (Loss) on Investments           0.21            (1.16)            1.33
                                      ----------       ----------       ----------
Total from Investment Operations            0.73            (0.40)            1.51
                                      ----------       ----------       ----------
Less Dividends from:
   Net Investment Income                   (0.98)           (0.91)              --
                                      ----------       ----------       ----------
Total Dividends                            (0.98)           (0.91)              --
                                      ----------       ----------       ----------
Redemption fees                               --(c)            --(c)            --(c)
                                      ----------       ----------       ----------
Net Asset Value, End of Period        $    11.77       $    12.02       $    13.33
                                      ==========       ==========       ==========
Total Return (a)                            6.48%           (3.11)%          12.77%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)       $   12,238       $   10,889       $    8,492
Ratio of Gross Expenses
   to Average Net Assets                    1.35%            1.38%            1.59%(d)
Ratio of Net Expenses
   to Average Net Assets (b)                1.10%            1.38%            1.33%(d)
Ratio of Net Investment Income
   to Average Net Assets                    3.75%            3.63%            3.89%(d)
Portfolio Turnover Rate                       19%              16%               0%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b) Excluding interest expense, the ratio of net expenses to average net assets would be 1.10%, 1.38% and 1.33% for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)   Amount represents less than $0.01 per share

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares


42     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS

WORLDWIDE EMERGING MARKETS FUND (CLASS R1)FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         CLASS R1 SHARES
                                         ----------------------------------------------
                                                                         FOR THE PERIOD
                                                   YEAR ENDED             MAY 1, 2004*
                                                  DECEMBER 31,              THROUGH
                                         ---------------------------      DECEMBER 31,
                                             2006             2005             2004
                                         ----------       ----------     --------------
Net Asset Value, Beginning of Period     $    19.89       $    15.21       $    11.94
                                         ----------       ----------       ----------
Income (Loss) From
   Investment Operations:
Net Investment Income                          0.13             0.17             0.06
Net Realized and Unrealized Gain
   (Loss) on Investments                       7.15             4.64             3.21
                                         ----------       ----------       ----------
Total from Investment Operations               7.28             4.81             3.27
                                         ----------       ----------       ----------
Less:
   Dividends from Net
          Investment Income                   (0.13)           (0.13)              --
   Distributions from Net
          Realized Capital Gains              (2.09)              --               --
                                         ----------       ----------       ----------
   Total Dividends and Distributions          (2.22)           (0.13)              --
                                         ----------       ----------       ----------
Redemption fees                                  --(c)            --(c)            --(c)
                                         ----------       ----------       ----------
Net Asset Value, End of Period           $    24.95       $    19.89       $    15.21
                                         ==========       ==========       ==========
Total Return (a)                              39.49%           31.86%           27.39%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)          $   80,848       $   56,219       $   25,906
Ratio of Gross Expenses to
   Average Net Assets                          1.35%            1.38%            1.52%(d)
Ratio of Net Expenses to
   Average Net Assets (b)                      1.35%            1.36%            1.39%(d)
Ratio of Net Investment Income
   to Average Net Assets                       0.62%            1.04%            1.27%(d)
Portfolio Turnover Rate                          52%              65%              81%(e)

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.35%, 1.36% and 1.39% for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)   Amount represents less than $0.01 per share.

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    43

WORLDWIDE HARD ASSETS FUND (CLASS R1)FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                CLASS R1 SHARES
                                                                ---------------------------------------------
                                                                                                    FOR THE
                                                                                                    PERIOD
                                                                         YEAR ENDED              MAY 1, 2004*
                                                                        DECEMBER 31,               THROUGH
                                                                ---------------------------      DECEMBER 31,
                                                                    2006             2005             2004
                                                                ----------       ----------      ------------
Net Asset Value, Beginning of Period                            $    27.73       $    18.36       $    14.54
                                                                ----------       ----------       ----------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)                                       0.04             0.01             0.03
   Net Realized and Unrealized Gain (Loss)
         on Investments                                               6.65             9.43             3.79
                                                                ----------       ----------       ----------
Total from Investment Operations                                      6.69             9.44             3.82
                                                                ----------       ----------       ----------
Less:
   Dividends from Net Investment Income                              (0.02)           (0.07)              --
   Distributions from Net Realized Capital Gains                     (1.70)              --               --
                                                                ----------       ----------       ----------
Total Dividends and Distributions                                    (1.72)           (0.07)              --
                                                                ----------       ----------       ----------
   Redemption fees                                                      --(c)            --(c)            --(c)
                                                                ----------       ----------       ----------
Net Asset Value, End of Period                                  $    32.70       $    27.73       $    18.36
                                                                ==========       ==========       ==========
Total Return (a)                                                     24.49%           51.61%           26.27%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                                 $   89,949       $   84,113       $   25,952
Ratio of Gross Expenses to Average Net Assets                         1.15%            1.19%            1.32%(d)
Ratio of Net Expenses to Average Net Assets (b)                       1.15%            1.19%            1.24%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets           0.14%           (0.06)%           0.39%(d)
Portfolio Turnover Rate                                                 78%              52%              60%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends/distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the expense ratios would be 1.15%, 1.19% and 1.24%, for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)   Amount represents less than $0.01 per share.

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares.


44     VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                            FINANCIAL HIGHLIGHTS

WORLDWIDE REAL ESTATE FUND (CLASS R1)FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                      CLASS R1 SHARES
                                        -------------------------------------------

                                                                        FOR THE
                                                                         PERIOD
                                                YEAR ENDED            MAY 1, 2004*
                                               DECEMBER 31,             THROUGH
                                        -------------------------     DECEMBER 31,
                                           2006            2005            2004
                                        ---------       ---------     ------------
Net Asset Value,
   Beginning of Period                  $   20.72       $   17.70       $   13.55
                                        ---------       ---------       ---------
Income (Loss) From Investment
   Operations:
   Net Investment Income                     0.32            0.41            0.18
   Net Realized and Unrealized
         Gain (Loss) on Investments          4.54            3.17            3.97
                                        ---------       ---------       ---------
Total from Investment Operations             4.86            3.58            4.15
                                        ---------       ---------       ---------
Less:
   Dividends from Net
         Investment Income                  (0.35)          (0.38)             --
   Distributions from Net
         Realized Capital Gains             (6.50)          (0.18)             --
                                        ---------       ---------       ---------
Total Dividends and Distributions           (6.85)          (0.56)             --
                                        ---------       ---------       ---------
Redemption fees                                --(c)           --(c)           --(c)
                                        ---------       ---------       ---------
Net Asset Value, End of Period          $   18.73       $   20.72       $   17.70
                                        =========       =========       =========
Total Return (a)                            30.81%          21.01%          30.63%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)         $   7,050       $   5,210       $   2,915
Ratio of Gross Expenses to
   Average Net Assets                        1.47%           1.62%           2.46%(d)
Ratio of Net Expenses to
   Average Net Assets (b)                    1.10%           1.10%           1.10%(d)
Ratio of Net Investment Income
   to Average Net Assets                     2.11%           2.23%           4.01%(d)
Portfolio Turnover Rate                        26%             22%             29%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.10%, 1.10% and 1.10% for the Class R1 Shares for the periods ending December 31, 2006, 2005, and 2004, respectively.

(c)   Amount represents less than $0.01 per share

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    45

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Funds that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Funds. In particular, the Funds may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Funds.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                 Van Eck Global
                            Worldwide Insurance Trust
                                   PROSPECTUS
                                   May 1, 2007

                               Worldwide Bond Fund

                         Worldwide Emerging Markets Fund

                           Worldwide Real Estate Fund

                                (S Class Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

                          GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS

I. THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

        WORLDWIDE BOND FUND                                                    2
        WORLDWIDE EMERGING MARKETS FUND                                        5

        WORLDWIDE REAL ESTATE FUND                                            13

II. ADDITIONAL INVESTMENT STRATEGIES                                          16

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUNDS ARE MANAGED                                                24

MANAGEMENT OF THE FUNDS AND FUND EXPENSES; TAXES, AND SHAREHOLDER
INQUIRIES.

IV. FINANCIAL HIGHLIGHTS                                                      30

I. THE FUNDS

VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO THREE SERIES OF THE TRUST: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND AND WORLDWIDE REAL ESTATE FUND (EACH, A "FUND", AND TOGETHER, THE "FUNDS"). TWO OTHER SERIES, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE ABSOLUTE RETURN FUND, ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

EACH FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND S CLASS SHARES. THE FUNDS' SEPARATE SHARE CLASSES ARE IDENTICAL EXCEPT THAT THEY HAVE DIFFERENT EXPENSES. THE S CLASS DIFFERS FROM THE OTHER CLASSES IN THAT IT PAYS AN ADDITIONAL DISTRIBUTION AND SERVICE FEE FOR THE ADDITIONAL SHAREHOLDERS SERVICES IT OFFERS. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE S CLASS SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUNDS' INITIAL CLASS AND CLASS R1 SHARES.

THIS SECTION INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. WORLDWIDE BOND FUND (S CLASS)

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in A variety of debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in investment grade debt securities rated by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies.

The Fund's policy of investing at least 80% of its assets in investment-grade debt securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with 60 days' notice of any such change.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency.

In addition to its investments in debt securities, the Fund may also invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign companies. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies, and invest in "when-issued" securities.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with investments in debt securities, including credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to the fluctuations in prices of debt securities, which tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates.

Debt securities rated below investment grade are subject to greater risks than higher rated securities, and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance.

The Fund is also subject to risks associated with investments in common stocks, convertible securities, derivatives, asset-backed securities and CMOs and to risks associated with investments in other investment companies.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by the changes in the value of a small number of securities.

For more information about these risks, see the "Additional Investment Strategies" section.

I. THE FUNDS / WORLDWIDE BOND

WORLDWIDE BOND FUND PERFORMANCE

The Fund has not yet commenced offering S Class Shares. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Bond Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
ANNUAL TOTAL RETURNS (%)
AS OF DECEMBER 31,

  2.38%  12.75%  -7.82%  1.88%  -5.11%  21.66%  18.16%   9.15%  -3.03%   6.48%
  1997    1998    1999    2000   2001    2002    2003    2004    2005    2006

During the period covered, the Fund's highest quarterly return was 10.83% for the quarter ended 06/30/02. The lowest quarterly return was -5.41% for the quarter ended 3/31/01.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                             1 YEAR         5 YEAR       10 YEAR
Initial Class+
Return Before Taxes                           6.48%         10.13%        5.24%
Citigroup World
Government Bond Index*                        6.12%          8.41%        5.24%

The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

Initial Class Inception Date: 9/1/89.

WORLDWIDE BOND FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE BOND FUND

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE BOND FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)(u)                       S CLASS
    Management/Administration Fees                                        1.00%
    Distribution (12b-1) fees*                                            0.15%
    Other Expenses                                                        0.29%
TOTAL FUND OPERATING EXPENSES                                             1.44%
    Fees/Expenses Waived or Reimbursed                                    0.34%
NET ANNUAL OPERATING EXPENSES                                             1.10%

*The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%. S Class shares were not offered by the Fund in 2006. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.

(u) For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                    $  112
3 years                                                                   $  420
5 years                                                                   $  750
10 years                                                                  $1,685

                    I. THE FUNDS / WORLDWIDE EMERGING MARKETS

2. WORLDWIDE EMERGING MARKETS FUND (S CLASS)

OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund's policy of investing at least 80% of its assets in emerging markets securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

Utilizing qualitative and quantitative measures, the Fund's portfolio manager selects companies that have growth potential within their market niche, specifically focusing on small to mid cap names. Candidates for the portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to insure that they continue to meet the ranking and desirability criteria.

The Fund's emerging market investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps, structured notes and other similar securities, and in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund generally emphasizes investments in equity securities, but may also invest in debt securities of any quality, as long as not more than 20% of its assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is also subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds").

The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

WORLDWIDE EMERGING MARKETS FUND PERFORMANCE

The Fund has not yet commenced offering S Class Shares. Accordingly, the charts below show the historical annual total return of Van Eck Worldwide Emerging Markets Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

-11.61%  -34.15%  100.28%  -41.87%  -1.69%  -3.02%  54.19%  25.89%  32.00%  39.51%

 1997      1998    1999      2000    2001    2002    2003    2004    2005    2006

During the period covered, the Fund's highest quarterly return was 56.88% for the quarter ended 12/31/99. The lowest quarterly return was -29.46% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2006

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                               1 YEAR       5 YEAR       10 YEAR
Initial Class+
  Return Before Taxes                          39.51%       28.22%        8.73%
MSCI Emerging Markets Free Index*              32.59%       26.99%        9.40%

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The Index includes only stocks available for purchase by foreign (e.g., U.S.) investors.

      The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 12/21/95.

                    I. THE FUNDS / WORLDWIDE EMERGING MARKETS

WORLDWIDE EMERGING MARKETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE EMERGING MARKETS FUND

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)(+)                       S CLASS
    Management/Administration Fees                                        1.00%
    Distribution (12b-1) Fees                                             0.15%
    Other Expenses                                                        0.35%
      Total Fund Operating Expenses                                       1.50%
      Fees/Expenses Waived or Reimbursed*                                 0.10%
NET ANNUAL OPERATING EXPENSES                                             1.40%

* The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(8)S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.

* For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                    $  143
3 years                                                                   $  460
5 years                                                                   $  800
10 years                                                                  $1,762

3. WORLDWIDE REAL ESTATE FUND (S CLASS)

OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in equity securities of domestic and foreign companies that invest principally in real estate or are principally engaged in the real estate industry ("real estate companies"). A company will be considered a "real estate company" if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the value of its assets invested in residential, commercial or industrial real estate. Such companies may also include real estate investment trusts known as "REITs" which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, hotel companies, as well as companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders.

The Fund takes a global approach to real estate investing, and may allocate a significant amount of its assets to real estate investments outside of the U.S, including emerging markets, i.e., those countries that have been determined by an international organization, such as the World Bank, to have a low to middle income economy.

The Fund's policy of investing at least 80% of its assets in real estate securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitations in any one sector of the real estate industry or any real estate related industry.

The Fund's real estate investments may include equity securities, including common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares, American Depositary Receipts
(ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities. The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps and other similar securities.

In addition, the Fund may invest up to 20% of its assets in equity and debt securities of companies that are not real estate companies.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"). The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund's investments are subject to the risks associated with investments in the real estate market and REITs. These risks could contribute to a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees, that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is subject to the risks associated with its investments in emerging markets, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

                      I. THE FUNDS / WORLDWIDE REAL ESTATE

WORLDWIDE REAL ESTATE FUND PERFORMANCE

The Fund has not yet commenced offering S Class Shares. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Real Estate Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

    -11.35%  -2.01%  18.71%  5.34%  -4.48%  34.50%  36.21%  21.01%  30.92%
      1998    1999    2000   2001    2002    2003    2004    2005    2006

                              [BAR CHART OMITTED]

During the period covered, the Fund's highest quarterly return was 18.38 % for the quarter ended 9/30/97. The lowest quarterly return was -14.45% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS (+)

As of December 31, 2006

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                             1 YEAR       5 YEAR    LIFE OF FUND

Initial Class+
  Return Before Taxes                         30.92%      22.62%      14.40%
Citigroup World Property Index*               40.33%      26.15%      11.70%
Standard & Poor's 500 Index**                 15.78%       6.19%       6.75%

* The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

** The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

      The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 6/23/97; (index returns calculated from
      6/30/97).

WORLDWIDE REAL ESTATE FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE REAL ESTATE FUND

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (+)                     S CLASS
    Management/Administration Fees                                        1.00%
    Distribution (12b-1) Fees*                                            0.15%
    Other Expenses                                                        0.36%
Total Fund Operating Expenses                                             1.51%
Fees/Expenses Waived or Reimbursed                                        0.41%
NET ANNUAL OPERATING EXPENSES                                             1.10%

* The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(8) S Class shares were not offered by the Fund in 2006. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year.

(+) For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                    $  112
3 years                                                                   $  437
5 years                                                                   $  785
10 years                                                                  $1,767

II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS. OTHER INVESTMENT STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

FUNDS             All Funds

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Funds to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Funds' yield, increase the volatility of the Funds and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

FUNDS             All Funds

DEFINITION        Borrowing to invest more is called "leverage." The Funds may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS             All Funds

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

FUNDS             All Funds

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Funds' investments in commodity-linked derivative instruments may subject each Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose each Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS             All Funds.

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"-- that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

FUNDS             All Funds

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS             All Funds

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Funds may invest, and of their risks, please see the SAI.

PRIVATE OFFERINGS

FUNDS             All Funds except Worldwide Bond Fund

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements -- not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                  The Funds will not invest more than 10% of their total assets in direct investments.

EMERGING MARKETS SECURITIES

FUNDS             All Funds

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

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FOREIGN CURRENCY TRANSACTIONS

FUNDS             All Funds

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).

FOREIGN SECURITIES

FUNDS             All Funds

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

                  Some of these risks may be reduced when Funds invest indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

FUNDS             All Funds

DEFINITION        For hedging purposes only, the Funds invest in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

INDUSTRY CONCENTRATION

FUNDS             Worldwide Emerging Markets Fund, Worldwide Real Estate Fund

DEFINITION        The Funds may invest more than 50% of their net assets in a single sector or industry.

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

OTHER INVESTMENT COMPANIES

FUNDS             All Funds

DEFINITION        The Funds may invest up to 10% of their net assets in
                  securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds
                  ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Funds would be exposed to the risk of investing in common stocks. In addition to the Funds' fees and expenses, the Funds will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Funds could incur a loss.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS             All Funds

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS             All Funds

DEFINITION        The Funds may lend their securities as permitted under the
                  1940 Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

FUNDS             All Funds

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

FUNDS             All Funds

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Funds involves "market risk"-- the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

FUNDS             All Funds

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

FUNDS             All Funds

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

PARTLY PAID SECURITIES

FUNDS             All Funds

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.

REAL ESTATE SECURITIES RISK

FUNDS             Worldwide Real Estate Fund

DEFINITION        The Funds may not invest in real estate directly but may (i)
                  invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

REPURCHASE AGREEMENTS

FUNDS             All Funds

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS             All Funds except Worldwide Bond Fund

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS             All Funds

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds' and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

III. HOW THE FUNDS ARE MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

MANAGEMENT OF THE FUNDS

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Fund has a distribution plan pursuant to Rule 12b-1 that provides for payments of up to 0.25% per year of the daily net assets of the S Class shares. The Fund currently charges a distribution and service fee of 0.15%. This fee compensates the Distributor for its distribution and shareholder services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PLAN OF DISTRIBUTION (12b-1)

Although the Fund offers three classes of shares to investors, only the S Class shares are subject to distribution (12b-1) and service fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, S Class shares are subject to a maximum distribution (12b-1) and service fee of 0.25% of average daily net assets of the class. Currently, the Fund's Board of Trustees has authorized a fee of 0.15%. Because the distribution and service fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges. The offering of S Class shares has not commenced yet, and thus, distribution or service fees have not yet been accumulated or accounted.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to each of the Funds. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI and annual/semi-annual reports to shareholders.

FEES PAID TO THE ADVISER

Each Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

                             SHAREHOLDER INFORMATION

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team are:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He serves as co-portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director and serves as the portfolio manager for the Adviser's accounts utilizing the emerging market strategy. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for over 14 years as a manager and analyst.

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as an analyst and serves as the portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Funds.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Funds intend to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

SHAREHOLDER INFORMATION

3. HOW THE FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Funds' portfolio securities are valued by an outside pricing service approved by the Funds' Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Funds' shares. The Funds have requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Funds immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Funds' ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. The S Class has not operated for a period for which performance can be measured. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. Accordingly, the financial highlights below display the Fund's Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for the S Class, and if those fees were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                          INITIAL CLASS SHARES
                                         -----------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                             2006              2005              2004              2003              2002
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value,
   Beginning of Period                   $     12.03       $     13.33       $     13.31       $     11.46       $      9.42
                                         -----------       -----------       -----------       -----------       -----------
Income (Loss) From
   Investment Operations:
   Net Investment Income                        0.53              0.58              0.64              0.53              0.35
   Net Realized and Unrealized
       Gain (Loss) on Investments               0.20             (0.97)             0.48              1.52              1.69
                                         -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                0.73             (0.39)             1.12              2.05              2.04
                                         -----------       -----------       -----------       -----------       -----------
Less Dividends from:
   Net Investment Income                       (0.98)            (0.91)            (1.10)            (0.20)               --
                                         -----------       -----------       -----------       -----------       -----------
Total Dividends                                (0.98)            (0.91)            (1.10)            (0.20)               --
                                         -----------       -----------       -----------       -----------       -----------
Redemption fees                                   --(c)             --(c)             --(c)             --                --
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period           $     11.78       $     12.03       $     13.33       $     13.31       $     11.46
                                         ===========       ===========       ===========       ===========       ===========
Total Return (a)                                6.48%            (3.03)%            9.15%            18.16%            21.66%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)          $    39,071       $    46,350       $    64,353       $    85,385       $    95,040
Ratio of Gross Expenses
   to Average Net Assets                        1.28%             1.29%             1.27%             1.21%             1.24%
Ratio of Net Expenses
   to Average Net Assets (b)                    1.10%             1.29%             1.27%             1.21%             1.24%
Ratio of Net Investment Income
   to Average Net Assets                        3.77%             3.67%             3.96%             3.58%             4.06%
Portfolio Turnover Rate                           19%               16%                0%                6%               18%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b) Excluding interest expense, the ratio of net expenses to average net assets would be 1.10%, 1.29%, 1.27%, 1.19% and 1.21% for the Initial Class Shares for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Amount represents less than $0.01 per share

(d)   Annualized

(e)   Not annualized

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                     CLASS R1 SHARES
                                      ---------------------------------------------
                                                                          FOR THE
                                                                          PERIOD
                                               YEAR ENDED              MAY 1, 2004*
                                              DECEMBER 31,               THROUGH
                                      ---------------------------      DECEMBER 31,
                                         2006             2005              2004
                                      ----------       ----------      ------------
Net Asset Value,
   Beginning of Period                $    12.02       $    13.33       $    11.82
                                      ----------       ----------       ----------
Income (Loss) From
   Investment Operations:
   Net Investment Income                    0.52             0.76             0.18
   Net Realized and Unrealized
       Gain (Loss) on Investments           0.21            (1.16)            1.33
                                      ----------       ----------       ----------
Total from Investment Operations            0.73            (0.40)            1.51
                                      ----------       ----------       ----------
Less Dividends from:
   Net Investment Income                   (0.98)           (0.91)              --
                                      ----------       ----------       ----------
Total Dividends                            (0.98)           (0.91)              --
                                      ----------       ----------       ----------
Redemption fees                               --(c)            --(c)            --(c)
                                      ----------       ----------       ----------
Net Asset Value, End of Period        $    11.77       $    12.02       $    13.33
                                      ==========       ==========       ==========
Total Return (a)                            6.48%           (3.11)%          12.77%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)       $   12,238       $   10,889       $    8,492
Ratio of Gross Expenses
   to Average Net Assets                    1.35%            1.38%            1.59%(d)
Ratio of Net Expenses
   to Average Net Assets (b)                1.10%            1.38%            1.33%(d)
Ratio of Net Investment Income
   to Average Net Assets                    3.75%            3.63%            3.89%(d)
Portfolio Turnover Rate                       19%              16%               0%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b) Excluding interest expense, the ratio of net expenses to average net assets would be 1.10%, 1.38% and 1.33% for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)   Amount represents less than $0.01 per share

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares

See Notes to Financial Statements

WORLDWIDE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            INITIAL CLASS
                                         -----------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                             2006              2005              2004              2003              2002
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, Beginning of Period     $     19.91       $     15.21       $     12.15       $      7.89       $      8.15
                                         -----------       -----------       -----------       -----------       -----------
Income (Loss) From
   Investment Operations:
Net Investment Income                           0.14              0.20              0.15              0.13              0.04
Net Realized and Unrealized Gain
   (Loss) on Investments                        7.15              4.63              2.98              4.14             (0.28)
                                         -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                7.29              4.83              3.13              4.27             (0.24)
                                         -----------       -----------       -----------       -----------       -----------
Less:
   Dividends from Net
          Investment Income                    (0.13)            (0.13)            (0.07)            (0.01)            (0.02)
   Distributions from Net
          Realized Capital Gains               (2.09)               --                --                --                --
                                         -----------       -----------       -----------       -----------       -----------
   Total Dividends and Distributions           (2.22)            (0.13)            (0.07)            (0.01)            (0.02)
                                         -----------       -----------       -----------       -----------       -----------
Redemption fees                                   --(c)             --(c)             --(c)             --                --
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period           $     24.98       $     19.91       $     15.21       $     12.15       $      7.89
                                         ===========       ===========       ===========       ===========       ===========
Total Return (a)                               39.51%            32.00%            25.89%            54.19%            (3.02)%
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)          $   220,361       $   198,077       $   169,845       $   176,308       $   149,262
Ratio of Gross Expenses to
   Average Net Assets                           1.33%             1.35%             1.39%             1.43%             1.36%
Ratio of Net Expenses to
   Average Net Assets (b)                       1.33%             1.34%             1.36%             1.34%             1.33%
Ratio of Net Investment Income
   to Average Net Assets                        0.63%             1.09%             1.07%             1.27%             0.39%
Portfolio Turnover Rate                           52%               65%               81%               63%              125%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.34%, 1.34%, 1.36%, 1.30% and 1.30% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         CLASS R1 SHARES
                                         ----------------------------------------------
                                                                         FOR THE PERIOD
                                                  YEAR ENDED              MAY 1, 2004*
                                                 DECEMBER 31,               THROUGH
                                         ---------------------------      DECEMBER 31,
                                             2006             2005             2004
                                         ----------       ----------     --------------
Net Asset Value, Beginning of Period     $    19.89       $    15.21       $    11.94
                                         ----------       ----------       ----------
Income (Loss) From
   Investment Operations:
Net Investment Income                          0.13             0.17             0.06
Net Realized and Unrealized Gain
   (Loss) on Investments                       7.15             4.64             3.21
                                         ----------       ----------       ----------
Total from Investment Operations               7.28             4.81             3.27
                                         ----------       ----------       ----------
Less:
   Dividends from Net
          Investment Income                   (0.13)           (0.13)              --
   Distributions from Net
          Realized Capital Gains              (2.09)              --               --
                                         ----------       ----------       ----------
   Total Dividends and Distributions          (2.22)           (0.13)              --
                                         ----------       ----------       ----------
Redemption fees                                  --(c)            --(c)            --(c)
                                         ----------       ----------       ----------
Net Asset Value, End of Period           $    24.95       $    19.89       $    15.21
                                         ==========       ==========       ==========
Total Return (a)                              39.49%           31.86%           27.39%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)          $   80,848       $   56,219       $   25,906
Ratio of Gross Expenses to
   Average Net Assets                          1.35%            1.38%            1.52%(d)
Ratio of Net Expenses to
   Average Net Assets (b)                      1.35%            1.36%            1.39%(d)
Ratio of Net Investment Income
   to Average Net Assets                       0.62%            1.04%            1.27%(d)
Portfolio Turnover Rate                          52%              65%              81%(e)

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.35%, 1.36% and 1.39% for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)   Amount represents less than $0.01 per share.

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares.

See Notes to Financial Statements

WORLDWIDE REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     INITIAL CLASS SHARES
                                        ------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------
                                            2006             2005             2004             2003             2002
                                        ----------       ----------       ----------       ----------       ----------
Net Asset Value,
   Beginning of Period                  $    20.78       $    17.75       $    13.24       $    10.07       $    10.87
                                        ----------       ----------       ----------       ----------       ----------
Income (Loss) From Investment
   Operations:
   Net Investment Income                      0.32             0.73             0.49             0.33             0.38
   Net Realized and Unrealized
         Gain (Loss) on Investments           4.58             2.86             4.24             3.06            (0.85)
                                        ----------       ----------       ----------       ----------       ----------
Total from Investment Operations              4.90             3.59             4.73             3.39            (0.47)
                                        ----------       ----------       ----------       ----------       ----------
Less:
   Dividends from Net
         Investment Income                   (0.35)           (0.38)           (0.22)           (0.22)           (0.33)
   Distributions from Net
         Realized Capital Gains              (6.50)           (0.18)              --               --               --
                                        ----------       ----------       ----------       ----------       ----------
Total Dividends and Distributions            (6.85)           (0.56)           (0.22)           (0.22)           (0.33)
                                        ----------       ----------       ----------       ----------       ----------
Redemption fees                                 --(c)            --(c)            --(c)            --               --
                                        ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period          $    18.83       $    20.78       $    17.75       $    13.24       $    10.07
                                        ==========       ==========       ==========       ==========       ==========
Total Return (a)                             30.92%           21.01%           36.21%           34.50%           (4.48)%
                                        ----------       ----------       ----------       ----------       ----------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)         $   22,099       $   16,479       $   28,163       $   19,344       $   15,309
Ratio of Gross Expenses to
   Average Net Assets                         1.36%            1.36%            1.45%            1.49%            1.48%
Ratio of Net Expenses to
   Average Net Assets (b)                     1.10%            1.10%            1.20%            1.49%            1.48%
Ratio of Net Investment Income
   to Average Net Assets                      2.11%            1.99%            3.52%            2.68%            3.04%
Portfolio Turnover Rate                         26%              22%              29%              19%             139%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.10%, 1.10%, 1.20%, 1.49% and 1.46% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Amount represents less than $0.01 per share

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                       CLASS R1 SHARES
                                        -------------------------------------------
                                                                         FOR THE
                                                                          PERIOD
                                                YEAR ENDED             MAY 1, 2004*
                                               DECEMBER 31,              THROUGH
                                        -------------------------      DECEMBER 31,
                                           2006            2005            2004
                                        ---------       ---------      ------------
Net Asset Value,
   Beginning of Period                  $   20.72       $   17.70       $   13.55
                                        ---------       ---------       ---------
Income (Loss) From Investment
   Operations:
   Net Investment Income                     0.32            0.41            0.18
   Net Realized and Unrealized
         Gain (Loss) on Investments          4.54            3.17            3.97
                                        ---------       ---------       ---------
Total from Investment Operations             4.86            3.58            4.15
                                        ---------       ---------       ---------
Less:
   Dividends from Net
         Investment Income                  (0.35)          (0.38)             --
   Distributions from Net
         Realized Capital Gains             (6.50)          (0.18)             --
                                        ---------       ---------       ---------
Total Dividends and Distributions           (6.85)          (0.56)             --
                                        ---------       ---------       ---------
Redemption fees                                --(c)           --(c)           --(c)
                                        ---------       ---------       ---------
Net Asset Value, End of Period          $   18.73       $   20.72       $   17.70
                                        =========       =========       =========
Total Return (a)                            30.81%          21.01%          30.63%(e)
                                        ---------       ---------       ---------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)         $   7,050       $   5,210       $   2,915
Ratio of Gross Expenses to
   Average Net Assets                        1.47%           1.62%           2.46%(d)
Ratio of Net Expenses to
   Average Net Assets (b)                    1.10%           1.10%           1.10%(d)
Ratio of Net Investment Income
   to Average Net Assets                     2.11%           2.23%           4.01%(d)
Portfolio Turnover Rate                        26%             22%             29%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the ratios would be 1.10%, 1.10% and 1.10% for the Class R1 Shares for the periods ending December 31, 2006, 2005, and 2004, respectively.

(c)   Amount represents less than $0.01 per share

(d)   Annualized

(e)   Not annualized

*     Inception date of Class R1 Shares.

See Notes to Financial Statements

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

      o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

      Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Funds that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Funds. In particular, the Funds may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Funds.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                      WORLDWIDE HARD ASSETS FUND

                                                                (CLASS S SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. WORLDWIDE HARD ASSETS FUND                                                  2

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

II. ADDITIONAL INVESTMENT STRATEGIES                                           7

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS.

III. HOW THE FUND IS MANAGED                                                  20

MANAGEMENT OF THE FUND EXPENSES; TAXES, AND SHAREHOLDER INFORMATION.

IV. FINANCIAL HIGHLIGHTS                                                      25

I. Worldwide Hard Assets Fund (Class S)

                  VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF SIX SEPARATE SERIES. THIS PROSPECTUS OFFERS CLASS S SHARES OF THE WORLDWIDE HARD ASSETS FUND (THE "FUND"). OTHER SERIES (WORLDWIDE ABSOLUTE RETURN FUND, WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE REAL ESTATE FUND) ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

                  THE FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND CLASS S SHARES. THE FUND'S SEPARATE SHARE CLASSES ARE IDENTICAL EXCEPT THAT THEY HAVE DIFFERENT EXPENSES. THE CLASS S DIFFERS FROM THE OTHER CLASSES IN THAT IT PAYS AN ADDITIONAL DISTRIBUTION AND SERVICE FEE FOR THE ADDITIONAL SHAREHOLDERS SERVICES IT OFFERS. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE CLASS S SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUND'S INITIAL CLASS AND CLASS R1 SHARES.

                  THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset" securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of "hard asset" companies and instruments that derive their value from "hard assets".

Hard assets consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Fund's investment management team seeks to purchase equity opportunities, using a disciplined and flexible investment methodology focused on value. Candidates for the portfolio are identified through the development of expected returns on the hard assets equity sector, commodities, and their respective underlying companies.

The Fund's policy of investing at least 80% of its assets in hard assets may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund will invest in securities of companies located throughout the world (including the U.S.). However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Fund's investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.


2     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                               I. THE WORLDWIDE HARD ASSETS FUND

The Fund may invest up to 20% of its total assets in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard asset sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     3

Worldwide Hard Assets Fund Performance

The Fund commenced offering Class S shares on May 1, 2006, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class. Class S shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. Class S shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the Class S were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

-1.67%  -30.93%  21.00%  11.41%  -10.45%  -2.85%  44.78%  24.23%  51.67%  24.54%

 1997     1998    1999    2000     2001    2002    2003    2004    2005    2006

During the period covered, the Fund's highest quarterly return was 24.57% for the quarter ended 9/30/05. The lowest quarterly return was -19.05% for the quarter ended 9/30/88.


4     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                               I. THE WORLDWIDE HARD ASSETS FUND

Worldwide Hard Assets Fund Performance

The table below shows how the average annual returns of the Fund's S Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2006

                                                                    LIFE OF THE
                                                                  CLASS S SHARES

S Class+
  Return Before Taxes                                                  0.49%
Standard & Poor's 500 Index*                                           9.64%
Goldman Sachs Natural Resources Index**                               -0.55%

* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

** The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

      The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Class S Inception Date: 5/1/06.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     5

Worldwide Hard Assets Fund Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE HARD ASSETS FUND

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)**                       Class S
  Management/Administration Fees                                           1.00%
  Distribution (12b-1) Fees*                                               0.15%
  Other Expenses                                                          10.76%
TOTAL FUND OPERATING EXPENSES                                             11.91%
  Fees/Expenses Waived or Reimbursed                                      10.70%
NET ANNUAL OPERATING EXPENSES                                              1.21%

* The distribution fee is an ongoing fee charged against the daily net assets of the Class S shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

** For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.20% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   123
3 years                                                                  $ 2,428
5 years                                                                  $ 4,425
10 years                                                                 $ 8,328


6     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

II. Additional Investment Strategies


                        OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

DEFINITION        Borrowing to invest more is called "leverage." The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     7

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

DEFINITION        The value of a commodity-linked derivative investment
                  generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.


8     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"-- that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS     9

DEFENSIVE INVESTING

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the SAI.


10     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

EMERGING MARKETS SECURITIES

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities" for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives").


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    11

FOREIGN SECURITIES

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

                  Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Fund's Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


12     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

INDEXED COMMERCIAL PAPER

DEFINITION        For hedging purposes only, the Fund invests in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

INDUSTRY CONCENTRATION

DEFINITION        The Fund may invest more than 50% of its net assets in a
                  single sector or industry. In the case of Worldwide Hard
                  Assets Fund, it will normally invest at least 80% of its assets in securities of "hard asset" companies and instruments that derive their value from "hard assets".

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    13

LOANS OF PORTFOLIO SECURITIES

DEFINITION        The Fund may lend its securities as permitted under the 1940
                  Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                  (secure) these borrowings in full with cash, U.S. government securities or high- quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"-- the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


14     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

MARKET TIMING

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short- term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    15

OTHER INVESTMENT COMPANIES

DEFINITION        The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

PARTLY PAID SECURITIES

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.


16     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

PRECIOUS METALS RISK

DEFINITION        Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value. There is a well- established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for bullion and coins.

PRIVATE OFFERINGS

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements -- not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

                  The Fund will not invest more than 10% of its total assets in direct investments.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    17

REAL ESTATE SECURITIES RISK

DEFINITION        The Fund may not invest in real estate directly but may (i)
                  invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities. The Worldwide Hard Assets Fund may invest more than 50% of its net assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

REPURCHASE AGREEMENTS

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non- bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Fund losing money.

SHORT SALES

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.


18     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

WHEN-ISSUED DEBT SECURITIES

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

                  PORTFOLIO HOLDINGS INFORMATION

                  Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                  Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    19

III. How the Fund Is Managed

                  FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUND.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

1. MANAGEMENT OF THE FUND

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Fund has a distribution plan pursuant to Rule 12b-1 that provides for payments of up to 0.25% per year of the daily net assets of the Class S shares. The Fund currently charges a distribution and service fee of 0.15%. This fee compensates the Distributor for its distribution and shareholder services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Fund, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Fund may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These


20     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PLAN OF DISTRIBUTION (12B-1)

Although the Fund offers three classes of shares to investors, only the Class S shares are subject to distribution (12b-1) and service fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to a maximum distribution (12b-1) and service fee of 0.25% of average daily net assets of the class. Currently, the Fund's Board of Trustees has authorized a fee of 0.15%. Because the distribution and service fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Fund id not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current annual report to shareholders.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PORTFOLIO MANAGERS

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team are:

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. Mr. van Eck is the Chief Investment Officer of the Adviser and has overseen the investment and research operations since 1998. He oversees a team of investment


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    21
professionals that includes specialists in hard asset sectors and in the emerging markets. He oversees and serves as portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He is also a portfolio manager of other mutual funds advised by the Adviser.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He is also a portfolio manager of other mutual funds advised by the Adviser.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

GEOFFREY R. KING - Mr. King joined Van Eck in 2007 as research associate specializing in exploration and production, refining, drilling and alternative energy markets. Prior to joining Van Eck, he was a member of energy investment banking group at Merrill Lynch.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 and has over ten years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as a senior energy analyst. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. Mr. Reynolds has also served as an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund


22     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

                                                         SHAREHOLDER INFORMATION

calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore,


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    23
changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolios of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, the Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Fund's shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Fund, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212-687-5200, or write to the Fund at the address on the cover page.


24     VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS

IV. Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     CLASS S
                                                                      SHARES
                                                                   ------------
                                                                     FOR THE
                                                                      PERIOD
                                                                   MAY 1, 2006^
                                                                     THROUGH
                                                                   DECEMBER 31,
                                                                      2006
                                                                   ------------
Net Asset Value, Beginning of Period                                $  32.55
                                                                    --------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)                                         0.01
   Net Realized and Unrealized Gain (Loss)
         on Investments                                                 0.16
                                                                    --------
Total from Investment Operations                                        0.17
                                                                    --------
Less:
   Dividends from Net Investment Income                                   --
   Distributions from Net Realized Capital Gains                          --
                                                                    --------
Total Dividends and Distributions                                         --
                                                                    --------
   Redemption fees                                                        --(c)
                                                                    --------
Net Asset Value, End of Period                                      $  32.72
                                                                    ========
Total Return (a)                                                        0.49%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                                     $     92
Ratio of Gross Expenses to Average Net Assets                          11.91%(d)
Ratio of Net Expenses to Average Net Assets (b)                         1.21%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets             0.61%(d)
Portfolio Turnover Rate                                                   78%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends/distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding interest expense, the expense ratio would be 1.21% for Class S Shares for the period ending December 31, 2006.

(c)   Amount represents less than $0.01 per share.

(d)   Annualized

(e)   Not annualized

^     Inception date of Class S Shares.


                                  VAN ECK WORLDWIDE HARD ASSETS PROSPECTUS    25

YOUR INVESTMENT DEALER IS:

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                      PROSPECTUS
                                                                     May 1, 2007

                                                  WORLDWIDE ABSOLUTE RETURN FUND

                                                          (INITIAL CLASS SHARES)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          GLOBAL INVESTMENTS SINCE 1955

Table of Contents

I. WORLDWIDE ABSOLUTE RETURN FUND                                              2

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, THE
SUB-ADVISERS, ABSOLUTE RETURN STRATEGIES, OTHER INVESTMENT STRATEGIES, PRINCIPAL RISKS; FUND PERFORMANCE; FEES AND EXPENSES, FUND EXPENSES

II. ADDITIONAL INVESTMENT STRATEGIES                                           8

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND
RISKS; PORTFOLIO HOLDINGS INFORMATION

III. HOW THE FUND IS MANAGED                                                  21

MANAGEMENT OF THE FUND AND FUND EXPENSES; TAXES; HOW FUND SHARES ARE PRICED; SHAREHOLDER INFORMATION

IV. FINANCIAL HIGHLIGHTS                                                      28

I. Worldwide Absolute Return Fund (Initial Class)

VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: WORLDWIDE ABSOLUTE RETURN FUND (THE "FUND"). OTHER SERIES (WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND, WORLDWIDE REAL ESTATE FUND) ARE OFFERED IN SEPARATE PROSPECTUSES. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE VAN ECK WORLDWIDE INSURANCE FUNDS.

THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

INVESTMENT OBJECTIVE

The Worldwide Absolute Return Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund's objective is fundamental and may only be changed with the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by utilizing a diversified "manager of managers" investment approach. To manage its assets, the Fund selects multiple investment sub-advisers (the "Sub-Advisers") with experience in managing absolute return strategies for private investment accounts, private investment funds commonly referred to as "hedge funds" and/or other accounts.

The Adviser determines the allocation of a Fund's assets among the various Sub-Advisers, and has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Fund's Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval, subject to the approval of the Fund's Board of Trustees. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Under normal market conditions, there will be at least three Sub-Advisers, however, there may be as few as one Sub-Adviser advising the Fund. As of the date of this Prospectus, the Fund's assets are allocated between Analytic Investors, Inc. ("Analytic") and Lazard Asset Management LLC ("LAM"), each of whose investment style is described below. The Fund may also invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

THE SUB-ADVISERS

Currently, the Fund has entered into sub-advisory agreements with five Sub-Advisers investing in multiple styles (of the Sub-Advisers below, only Analytic and LAM currently manage Fund assets):

Analytic Investors, Inc. primarily employs long only and long/short market neutral strategies.

AXA Rosenberg Investment Management LLC primarily employs a value long/short market neutral equity strategy.

Lazard Asset Management LLC employs a global asset allocation investment strategy

Martingale Asset Management, L.P. employs a long/short market neutral equity strategy.


2     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

                                                                     I. THE FUND

PanAgora Asset Management, Inc. employs a fixed income long/short strategy.

The Sub-Advisers and investment styles selected are those whose performance, the Adviser believes, are not correlated or have low correlation with major financial market indices or with each other. For a variety of reasons, including capacity limitations and regulatory limitations, certain of the managers or strategies above may not be available to the Fund if it chooses to use them in the future. Sub-Advisers may offer additional strategies to those listed above, and the Adviser may allocate to such strategies.

The Fund's assets that are currently allocated by the Adviser among the investment styles and Sub-Advisers may be added or removed at any time. There is no fixed or minimum allocation of assets to any Sub-Adviser.

By allocating its assets among a number of Sub-Advisers, the Fund seeks to achieve its investment objective with greater diversification, less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. However, because each Sub-Adviser requires a minimum asset allocation, the Fund's assets may be allocated to a single manager or strategy.

ABSOLUTE RETURN STRATEGIES

Absolute return strategies are intended to provide absolute (positive) returns in all markets by exploiting disparities or inefficiencies in markets, geographical areas, companies, taking advantage of anticipated price movements up and/or down of securities and markets, or benefiting from cyclical relationships or special situations (such as reorganizations).

The Sub-Advisers may employ aggressive investment strategies and techniques and concentrate investments in certain sectors and geographical regions. The Sub-Advisers may employ techniques, strategies and analyses based on relationships, correlations and assumptions between securities, instruments, commodities, markets or other factors, or the occurrence of certain events.

WORLDWIDE ABSOLUTE RETURN FUND STRATEGIES

THE MAJOR ABSOLUTE RETURN STRATEGIES THAT MAY BE EMPLOYED BY THE SUB-ADVISERS
INCLUDE:

EVENT DRIVEN STRATEGIES: are designed to benefit from price movements caused by anticipated corporate events such as a merger, acquisition, spin-off, or other special situation.

RELATIVE VALUE/ARBITRAGE STRATEGIES: invest both long and short in securities or other instruments to take advantage of perceived discrepancies in market prices. These may include:

      PAIRS TRADING--long and short positions in securities of different companies in the same industry.

      CONVERTIBLE ARBITRAGE--hedged investing in the convertible securities of a company such as buying the convertible bond and shorting the common stock of the same company.

      FIXED INCOME OR INTEREST RATE ARBITRAGE--buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

CYCLICAL TRADING STRATEGIES: designed to benefit from cyclical relationships between certain market indices, sectors, security types, etc.

MARKET NEUTRAL EQUITY STRATEGIES: designed to exploit equity market inefficiencies and generally involves being simultaneously invested in long and short equity portfolios of approximately the same size, usually in the same market. These strategies attempt to be dollar or beta neutral and control market exposures. Beta is a measure of the relative price movement of a security as compared to a broad market index such as the S&P 500.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS     3

LONG/SHORT EQUITY STRATEGIES: employ long and short trading strategies, and may attempt to yield a low beta and seek to dampen market bias exposures.

LONG-ONLY EQUITY STRATEGIES: designed to capitalize on positively trending markets and may concentrate in certain markets, industries or geographical areas.

SHORT-ONLY EQUITY STRATEGIES: designed to identify and short (selling a security that the Fund does not currently own) securities that are expected to fall in price.

DISTRESSED SECURITIES STRATEGIES: designed to invest in the debt, equity, or trade claims of issuers in financial distress when managers perceive a turnaround will materialize.

FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: designed to take advantage of deeply discounted debt securities of issuers that appear to have significant upside potential.

The Fund will primarily invest in common, convertible or non-convertible preferred stock and debt instruments of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets. The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities; rights, warrants, forward, futures and options contracts and other derivative securities; enter into equity, interest rate, index and currency rate swap agreements; and invest in other securities and instruments and employ investment strategies that are or may in the future become available. The Fund may invest in investable hedge fund indices. The Fund may invest directly and indirectly in commodities; direct equity interests in trusts; partnerships; joint ventures and other unincorporated entities or enterprises; and securities of companies in initial public offerings.

The Fund may invest in securities issued by other investment companies, including open end and closed end funds and exchange traded funds ("ETFs"), subject to applicable limitations under the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a "Van Eck Investment Company"). However, in no event will a Fund invest more than 5% of its net assets in the aggregate in shares of Van Eck Investment Companies. Generally, under the 1940 Act, the Fund may not acquire shares of other investment companies (including ETFs) if, immediately after the acquisition (i) the Fund's investment in shares of any one investment company would be more than 5% of the total assets of the Fund, (ii) more than 10% of the Fund's total assets would be invested in investment companies; or (iii) the Fund would hold more than 3% of the outstanding shares of any one investment company. However,
Section 12(d)(1)(F) of the 1940 Act permits the Fund to invest in investment companies (including ETFs) in excess of the limits described above, as long as the Fund and all of its affiliated persons (including the Adviser and other funds and accounts managed by the Adviser), do not acquire more than 3% of the total outstanding stock of any investment company, and provided further that the Fund complies with certain proxy voting requirements. In addition, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific sector and style exposure in a cost efficient manner. Investments in the securities of other investment companies involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations. To eliminate the duplication of fees, the Adviser will offset the advisory fee it charges to the Fund investing in another Van Eck Investment Company by the amount it collects as an advisory fee from the Van Eck Investment Company as a result of the Fund's investment.


4     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions or to enable the Fund to implement an investment strategy quickly. To the extent that the Fund takes a temporary defensive position, it will not be pursuing its objective.

OTHER INVESTMENT STRATEGIES

The Fund also has the ability to employ strategies including (a) lending its portfolio securities to brokers, dealers and financial institutions and (b) other strategies, securities or financial instruments that may become available in the future.

For more information about strategies, see the "Additional Investment Strategies" section.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund and Sub-Advisers will use aggressive investment strategies that are riskier than those used by traditional mutual funds.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS     5

                                                                     I. THE FUND

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund.

Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. In addition, Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or affected by factors or events that the Sub-Adviser failed to consider or anticipate.

Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

Because the Fund's investment selections are designed to achieve low correlation with securities markets, the return and net asset value of the Fund may deviate from overall market returns to a greater degree than those of traditional mutual funds.

Given the Fund's emphasis on aggressive strategies and investment techniques, and the possible concentration of the Fund's assets in certain sectors and geographical regions, an investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. In addition, the Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in small capitalization companies may be more volatile than investments in larger companies.

The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, debt securities, including credit risk and interest rate risk, and to risks associated with investments in other investment companies. The Fund is also subject to the risks associated with making short sales.

The Fund may engage in active and frequent trading of portfolio securities.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

For more information about these risks, see the "Additional Investment Strategies" section.


6     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

Worldwide Absolute Return Fund Performance

The chart below shows the historical annual total returns of Fund's Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

             -0.30%                    0.10%                    8.76%

              2004                     2005                     2006

                              [BAR CHART OMITTED]

During the period covered, the Fund's highest quarterly return was 3.50% for the quarter ended 12/31/06. The lowest quarterly return was -2.21% for the quarter ended 6/30/04.

The table below shows how the average annual total returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE ABSOLUTE RETURN FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006

                                                         1 YEAR     LIFE OF FUND
Initial Class+
  Return Before Taxes                                     8.76%        2.32%
Citigroup Three-Month U.S. Treasury Bill Index*           4.76%        2.63%

* The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three-month Treasury Bill issues, and returns are calculated on a monthly basis.

      The Citigroup Three-Month U.S. Treasury Bill Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+     Initial Class Inception Date: 5/1/03; (index return calculated from
      4/30/03).


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS     7

                                                                     I. THE FUND

Worldwide Absolute Return Fund Fees And Expenses

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE ABSOLUTE RETURN FUND

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)*
Management Fees                                                          2.50%
Other Expenses                                                           1.22%
Total Annual Fund Operating Expenses                                     3.72%
Fees/Expenses Waived or Reimbursed                                       0.56%
Total Net Annual Expenses                                                3.16%**

* For the period May 1, 2007 through April 30, 2008, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.

** Excluding short dividend expense, the Total Net Annual Expenses would be 2.50%.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. The example does not reflect charges at the separate account level, and if they did, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

1 year                                                                   $   319
3 years                                                                  $ 1,086
5 years                                                                  $  1874
10 years                                                                 $  3931

FUND EXPENSES

The Fund bears all expenses of its own operations, other than those incurred by the Adviser or its affiliate under its Advisory Agreement with the Trust on behalf of the Fund. The Adviser may, from time to time, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund. The fees of the Sub-Advisers are paid by the Adviser.


8     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

II. Additional Investment Strategies

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

AGGRESSIVE INVESTMENT STRATEGIES

DEFINITION        Utilizing investment strategies and techniques, including
                  absolute return strategies, that involve greater risk of loss than those used by typical mutual funds.

RISK if the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you invested in another mutual fund that did not invest aggressively.

ARBITRAGE TRADING RISKS

DEFINITION        Transactions that attempt to exploit price differences of
                  identical, related or similar securities on different markets or in different forms.

RISK The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and selling short the acquirer's securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities.

ASSET-BACKED SECURITIES

DEFINITION        Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS     9

                                            II. ADDITIONAL INVESTMENT STRATEGIES

                  Rates of prepayment that are faster or slower than expected by the Adviser could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

DEFINITION        Borrowing to invest more is called "leverage." The Fund may borrow provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION        These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION        Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, they are traded by people other than their original issuers.


10     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                  or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

DEFINITION        A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency or a securities index. The
                  Fund uses derivatives to offset other investments with the aim of reducing risk--that is called "hedging." The Fund also invests in derivatives for their investment value.

RISKS Derivatives bear special risks by their very nature. First, a Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    11

                                            II. ADDITIONAL INVESTMENT STRATEGIES

                  For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the Fund's SAI.

DIRECT INVESTMENTS

DEFINITION        Investments made directly with an enterprise through a
                  shareholder or similar agreements--not through publicly traded shares or interests.

                  Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

DISTRESSED SECURITIES

DEFINITION        Securities of issuers, which have defaulted on their
                  obligations or have filed for bankruptcy protection or are trading at prices that suggest a significant possibility of default.

RISK Distressed securities are at high risk for default. If a distressed issuer defaults, the Fund may experience legal difficulties and negotiations with creditors and other claimants and may recover only a small percentage of its investment or have the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the Fund's claims may result in losses as well. Distressed securities may be illiquid.

EMERGING MARKETS SECURITIES

DEFINITION        Securities of companies that are primarily located in
                  developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)


12     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN INVESTING

DEFINITION        Companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spinoffs, reorganizations, bankruptcies and similar transactions; or markets or companies in the midst of a period of economic or political instability.

RISK The transaction in which such business enterprise is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

FOREIGN CURRENCY TRANSACTIONS

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    13

                                            II. ADDITIONAL INVESTMENT STRATEGIES

FOREIGN SECURITIES

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different-and less revealing-than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular.

                  Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                  Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the SAI).

INDEXED COMMERCIAL PAPER

DEFINITION        For hedging purposes only, the Fund invests in commercial
                  paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.


14     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION        Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

DEFINITION        The Fund may lend its securities as permitted under the 1940
                  Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                  (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

                  Additionally, evaluating credit risk for non-U.S. debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparisons across countries difficult. The market for international, non-investment grade debt securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which securities are sold. In addition, adverse publicity and investor perceptions about


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    15

                                            II. ADDITIONAL INVESTMENT STRATEGIES

                  international, non-investment grade debt securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such securities.

MARKET RISK

DEFINITION        Market risk is a risk common to the entire class of assets. An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

DEFINITION        An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.


16     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

MULTIPLE INVESTMENT SUB-ADVISERS

DEFINITION        As the Fund utilizes multiple Sub-Advisers who make their
                  trading decisions independently, it is possible that one or more of the Sub-Advisers may, at any time, take positions that may be the opposite of positions taken by other Sub-Advisers.
                  It is also possible that the Sub-Advisers retained by the Adviser, may on occasion, be competing with each other for similar positions at the same time.

RISK The Fund will incur unnecessary brokerage and other expenses, and incur losses.

NON-DIVERSIFICATION RISK

DEFINITION        Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER INVESTMENT COMPANIES

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Fund would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund will bear its share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    17

                                            II. ADDITIONAL INVESTMENT STRATEGIES

                  portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

PARTLY PAID SECURITIES

DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REPURCHASE AGREEMENTS

DEFINITION        In a repurchase agreement (a "repo"), a Fund acquires a
                  security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Fund losing money.

SHORT SALES

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                  "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.


18     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

DEFINITION        Companies with a market capitalization below that of the top
                  200 companies by market capitalization principally traded in the U.S. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.

RISK Investments in securities of small and medium-sized companies involve greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

SWAP AGREEMENTS

DEFINITION        Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The Fund calculates it obligations under the swap on the net amount to be paid or received based on the relative values of the positions held by each party.

RISK Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    19

                                            II. ADDITIONAL INVESTMENT STRATEGIES

                  counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counterparty.

WHEN-ISSUED DEBT SECURITIES

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


20     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

                  PORTFOLIO HOLDINGS INFORMATION

                  Generally, it is the Fund's and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                  Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund's top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    21

                                                    III. HOW THE FUND IS MANAGED

III. How The Fund Is Managed

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE SUB-ADVISERS, THE PORTFOLIO MANAGERS THE DISTRIBUTOR, THE CUSTODIAN, TAXES, HOW FUND SHARES ARE PRICED AND SHAREHOLDER INQUIRIES.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser is located at 99 Park Avenue, New York, NY 10016. The Adviser has been an investment adviser since 1955 and also acts as adviser to private investment funds and as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. The Adviser performs accounting and administrative services for the Fund.

John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. As of December 31, 2006, the Adviser's assets under the management were approximately $4.5 billion.

FEES PAID TO THE ADVISER

Pursuant to the Investment Advisory Agreement ("Advisory Agreement"), the Fund pays the Adviser a monthly fee at an annual rate of 2.50% of the Fund's average daily net assets. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.


22     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

SUB-ADVISERS

The Fund has agreements with five Sub-Advisers, although only Analytic and LAM currently manage assets of the Fund.

Analytic Investors, Inc., Biltmore Tower, 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, formed in 1970, an investment adviser registered with the SEC, is wholly owned by Old Mutual plc. As of December 31, 2006 assets under management totaled approximately $8.3 billion.

AXA Rosenberg Investment Management LLC, 4 Orinda Way, Building E, Orinda, CA 94563, formed in 1985, an investment adviser registered with the SEC, is wholly owned by the AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is owned by AXA Investment Managers S.A., Barr Rosenberg and Kenneth Reid. As of December 31, 2006 assets under management totaled approximately $95 billion.

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. As of December 31, 2006, assets under management were $97.7 billion.

Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116, formed in 1987, is owned by 11 employee-partners (William E. Jacques, Alan Strassman and Arnold S. Wood each own in excess of 5%) and Martingale Asset Management Corporation (which owns more than 25% of the partnership and serves as general partner). As of December 31, 2006, assets under management totaled approximately $5.1 billion.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Putnam Investments. As of December 31, 2006 assets under management totaled nearly $22 billion.

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund's investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel,


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    23

                                                    III. HOW THE FUND IS MANAGED

correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, if the exemptive order is granted by the SEC.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement and sub-advisory agreements is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS

The following Portfolio Managers manage the portion of the Fund's assets assigned to each active Sub-Adviser:

ANALYTIC:

DENNIS BEIN. Mr. Bein is Analytic's Chief Investment Officer and a member of Analytic's management committee. Prior to joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group's investment consulting subsidiary. He consulted with pension fund managers on investment objective definition, asset allocation analysis, and manager performance evaluation. Mr. Bein received an MBA from the Anderson Graduate School of Management at the University of California, Riverside. He completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR), the Institute of Chartered Financial Analysts (ICFA) and the Los Angeles Society of Financial Analysts (LASFA). Mr. Bein currently serves as the co-portfolio manager for this portion of the Fund's assets.

STEVE SAPRA. Mr. Sapra is a portfolio manager and responsible for the ongoing research effort for Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of such accounts. Prior to joining Analytic in 1999, Mr. Sapra was employed as a Senior Consultant at BARRA, Inc. in Berkley, CA. He consulted with investment managers in the area of risk control and strategy implementation. Mr. Sapra received an MA in Economics from the University of Southern California and a BA in Economics from California State Polytechnic University, Pomona, and is a Chartered Financial Analyst. Mr. Bein currently serves as the co-portfolio manager for this portion of the Fund's assets.

LAM:

The portion of the Fund's assets allocated to LAM is managed by a team of portfolio managers. David Cleary, a Managing Director of LAM, is the principal person responsible for managing the Fund's assets allocated to LAM. Since 2003, Mr. Cleary has managed asset allocation products for high net worth individuals, foundations, endowments and institutions at LAM. From 1994 to 2003, Mr. Cleary served as a fixed-income portfolio manager at LAM.

THE ADVISER, THE FUND AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the


24     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

Board may require an insurance company to withdraw its investments in the Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders.

THE DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation (the "Adviser"), has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as "revenue sharing". The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary's sales system and/or preferred or recommended fund list, offering the Fund through the intermediary's advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary's sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund's shares may also act as a broker or dealer in connection with execution of transactions for the Fund's portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund's shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all mutual funds pay the same amount to the intermediaries who sell their mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    25

                                                    III. HOW THE FUND IS MANAGED

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT

Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at their net asset value, or NAV, per share next determined after receipt of a purchase or redemption. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. Shares will not be priced on days on which the NYSE is closed for trading.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in securities that trade primarily in foreign markets, which markets may be active on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or, in the Adviser's opinion, do not reflect the security's fair value, the Fund must use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose


26     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS
members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Such foreign securities are normally priced based upon the market quotation at the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund's portfolio securities are valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolio of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    27

                                                    III. HOW THE FUND IS MANAGED

Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. Investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in Fund shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund to be insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

REDEMPTIONS IN KIND

The Fund has reserved the right to redeem its shares "in kind." A description of "in kind" redemptions can be found in the SAI.

For further information about the Fund, please call or write your insurance company, or call 1-800-826-2333 (in New York, 1-212-687-5200), or write to the Fund at the address on the cover page.


28     VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

IV. Financial Highlights

The financial highlights table is intended to help you understand the Fund's Initial Class of shares financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE ABSOLUTE RETURN FUND (INITIAL CLASS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                    YEAR ENDED DECEMBER 31,            MAY 1, 2003*
                                                         ----------------------------------------     TO DECEMBER 31,
                                                           2006(E)          2005            2004            2003
                                                         ---------       ---------       ---------    ---------------
Net Asset Value, Beginning of Period                     $    9.85       $    9.84       $   10.02       $   10.00
                                                         ---------       ---------       ---------       ---------
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                               0.08           (0.01)          (0.14)          (0.03)
   Net Realized and Unrealized Gain on Investments            0.77            0.02            0.11            0.05
                                                         ---------       ---------       ---------       ---------
Total from Investment Operations                              0.85            0.01           (0.03)           0.02
                                                         ---------       ---------       ---------       ---------
Less Distributions from:
   Net Realized Capital Gains                                (0.07)             --           (0.15)             --
                                                         ---------       ---------       ---------       ---------
Net Asset Value, End of Period                           $   10.63       $    9.85       $    9.84       $   10.02
                                                         =========       =========       =========       =========
Total Return (a)                                              8.76%           0.10%          (0.30)%          0.20%(d)
                                                         ---------       ---------       ---------       ---------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                          $   7,226       $   6,138       $   5,469       $   5,922
Ratio of Gross Expenses to Average Net Assets                 3.72%           4.64%           5.00%           7.06%(c)
Ratio of Net Expenses to Average Net Assets (b)               3.16%           3.47%           3.46%           3.09%(c)
Ratio of Net Investment Income to Average Net Assets          0.72%          (0.08)%         (1.45)%         (0.57)%(c)
Portfolio Turnover Rate                                        182%            140%            126%             63%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, rein- vestment of any dividends/distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b) Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.48%, 2.50%, 2.50% and 2.23% for the periods ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

(c)   Annualized

(d)   Not annualized

(e) Gartmore Mutual Fund Capital Trust resigned as sub-adviser to the Fund effective December 13, 2006. Lazard Asset Management began to operate as a sub-adviser to the Fund effective December 26, 2006.

*     Commencement of operations.


                         VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS    29

                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

YOUR INVESTMENT DEALER IS:

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus. Additional information about the investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at WWW.VANECK.COM to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at HTTP://WWW.SEC.GOV. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address:
      PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

[LOGO OF VAN ECK GLOBAL]

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                        VAN ECK WORLDWIDE INSURANCE TRUST
                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM

WORLDWIDE BOND FUND - INITIAL CLASS

WORLDWIDE EMERGING MARKETS FUND - INITIAL CLASS

WORLDWIDE HARD ASSETS FUND - INITIAL CLASS

WORLDWIDE REAL ESTATE FUND - INITIAL CLASS
--------------------------------------------------------------------------------

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated May 1, 2007, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

        Shareholders are advised to read and retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

General Information............................................................2
Asset-Backed Securities........................................................3
Collateralized Mortgage Obligations............................................3
Commercial Paper...............................................................3
Convertible Securities.........................................................4
Foreign Securities.............................................................6
Foreign Securities - Emerging Markets Risk.....................................7
Rule 144a and Section 4(2)....................................................13
Short Sales...................................................................14
Investment Restrictions.......................................................15
Portfolio Holdings Disclosure.................................................18
Investment Advisory Services..................................................19
The Distributor...............................................................20
Revenue Sharing...............................................................20
Portfolio Managers............................................................21
Portfolio Manager Compensation................................................23
Portfolio Manager Share Ownership.............................................23
Other Accounts Managed by Portfolio Managers..................................23
Portfolio Transactions and Brokerage..........................................24
Proxy Voting Policies and Procedures..........................................25
Potential Conflicts of Interest...............................................25
Code of Ethics................................................................26
Trustees and Officers.........................................................26
2006 Compensation Table.......................................................33
Principal Shareholders........................................................34
Purchase of Shares............................................................34
Valuation of Shares...........................................................34
Taxes.........................................................................36
Redemptions in Kind...........................................................36
Description of the Trust......................................................37
Additional Information........................................................38
Financial Statements..........................................................38
Appendix A: Proxy Voting Policies.............................................39
Appendix B: Ratings...........................................................53

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

                               GENERAL INFORMATION

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trust currently consists of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, all of which offer Initial Class, Class R1 and S Class shares; and Worldwide Absolute Return Fund, which offers Initial Class shares.

        This Statement of Additional Information ("SAI") only pertains to the Initial Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund," and collectively, the "Funds"). Class R1 Shares of the Funds, and S Class Shares of the Funds and Worldwide Absolute Return Fund, are offered in separate prospectuses and statements of additional information. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

        Van Eck Associates Corporation serves as investment adviser (the "Adviser") to all the Funds. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

        The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT POLICIES AND RISKS

        The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds' Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

        The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

                             ASSET-BACKED SECURITIES

        The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

        Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

                       COLLATERALIZED MORTGAGE OBLIGATIONS

        The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

                                COMMERCIAL PAPER

        The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                             CONVERTIBLE SECURITIES

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

        To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds' objective.

                                 DEBT SECURITIES

        The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

        New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

        The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

                               DEPOSITARY RECEIPTS

        Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

        Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

                                   DERIVATIVES

        The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Funds' Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

        When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

                               DIRECT INVESTMENTS

        The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

        Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Worldwide Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

        Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                               FOREIGN SECURITIES

        Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.

        In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

        Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                   FOREIGN SECURITIES - EMERGING MARKETS RISK

        The Funds may have a substantial portion of their assets in emerging markets. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

        Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

        Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

        Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

        Since the Worldwide Emerging Markets Fund may invest a portion of its total assets in Asian region investments, its investment performance may be affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region elsewhere, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investment mandate, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

        The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

        Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

        The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

        Worldwide Emerging Markets Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Funds of additional investments in those countries.

        Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

        Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

               FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

        Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

        Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

        The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may enter into currency swaps. See also "Futures and Options Transactions".

        In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

        A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

        The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

        It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

        If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

               FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

        The Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

        The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Worldwide Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

        A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

        The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Funds, and the Funds may be unable to hedge certain risks.

        The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

        For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

        The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

        The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

        Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

        It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

                             HARD ASSETS SECURITIES

        The Worldwide hard Assets Fund may invest up to 80% of its assets in "hard assets" securities. Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

        Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

                     INDEXED SECURITIES AND STRUCTURED NOTES

        The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

        Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds' limitations on illiquid securities.

                           MORTGAGE-BACKED SECURITIES

        The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

                             REAL ESTATE SECURITIES

        Worldwide Hard Assets Fund and Worldwide Real Estate Fund may not purchase or sell real estate, but may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

        REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

                              REPURCHASE AGREEMENTS

        Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

        Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

                           RULE 144A AND SECTION 4(2)

        The Funds may invest up to 15% of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

        Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

        The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

        In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

        Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities.

                                   SHORT SALES

        Except for the Worldwide Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

                               SECURITIES LENDING

        The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

                                      SWAPS

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Worldwide Hard

Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

        Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

                        WHEN, AS AND IF ISSUED SECURITIES

        Each Fund\may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

                             INVESTMENT RESTRICTIONS

        The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

        Non-fundamental restrictions may be changed, upon approval by the Board of Trustees, without shareholder approval.

                          NON-FUNDAMENTAL RESTRICTIONS

Each Fund may not:

1.      Invest  in  securities  which  are  "illiquid"   securities,   including
        repurchase agreements maturing in more than 7 days and options traded over-the-counter, if the result is that more than 15% of the Fund's net assets would be invested in such securities.

2. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund and Worldwide Real Estate Fund).

3.      Mortgage,  pledge or  otherwise  encumber  its  assets  except to secure
        borrowings   affected   within  the   limitations  set  forth  in  these
        restrictions.

4. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.

5. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

                            FUNDAMENTAL RESTRICTIONS

Each Fund may not:

1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4. Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5. Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein,
        (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Worldwide Hard Assets Fund invest greater than 25% or more of its total assets in "hard asset" industries as defined in the Prospectus, and Worldwide Real Estate Fund may invest 25% or more of its total assets in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the purposes of this restriction, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

        The Adviser has represented to the Board of Trustees that it will not exercise any of the expanded authority permitted under these revised restrictions without seeking specific Board approval, and, in the case of any material change, giving shareholders sixty days advance notice.

                          PORTFOLIO HOLDINGS DISCLOSURE

        The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

        These policies and procedures apply to employees of each Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

        The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio related information:

        Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

        DISCLOSURE TO INVESTORS. Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

        BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

        CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Funds' officers shall resolve any conflict of interest in favor of the Funds' interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

        EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

        SELECTIVE  DISCLOSURE  OF   PORTFOLIO-RELATED   INFORMATION  IN  CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

        CONDITIONAL USE OF SELECTIVELY-DISCLOSED  PORTFOLIO-RELATED INFORMATION:
To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

        COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

        SOURCE  OF  PORTFOLIO   RELATED   INFORMATION:   All   Portfolio-Related
Information   shall  be   based   on   information   provided   by  the   Fund's
administrator(s)/accounting agent.

        The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds' auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds' independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services, such as Lipper, Morningstar, and FT Interactive. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

        There can be no assurance that the Funds' policies and procedures regarding selective disclosure of the Funds' portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

        Each Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

        Additionally, each Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. Each Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

        Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

                          INVESTMENT ADVISORY SERVICES

        The investment adviser and manager of the Funds is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

        The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

        The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

        The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses,
legal,  auditors'  fees  and  expenses,   brokerage  commissions  for  portfolio
transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

        The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

        For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Bond Fund of $750,847, $676,094 and $548,680, respectively. The Adviser earned fees for the same years with respect to
Worldwide   Hard  Assets  Fund  of  $1,704,203,   $3,360,377   and   $6,439,627,
respectively. For 2004 fees waived for Worldwide Bond fund were $7,710 and $8,000 for Worldwide Hard Assets Fund, earning net fees of $743,137 and $1,696,203, respectively. For 2005 fees waived for Worldwide Bond fund were $0 and $0 for Worldwide Hard Assets Fund, earning net fees of $676,094 and $3,360,377, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Emerging Markets Fund in the amount of $1,690,207, $ 2,140,199 and $2,723,469, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser waived fees of $60,791, $25,008 and $0, respectively, earning net fees of $1,629,416, $ 2,115,191 and $2,723,469. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Real Estate Fund of $236,915, $286,915 and $245,577, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser waived fees of $69,397, $85,773 and $84,526, resulting in net fees of $167,518, $201,142 and $161,051, respectively.

        Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services, the agreements provide for reimbursement to the Adviser.

                                 THE DISTRIBUTOR

        Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The
Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

        The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.

                                 REVENUE SHARING

        The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

        The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

                               PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

        The   Worldwide   Bond  Fund  is  managed   by  a  team  of   investment
professionals. Current members of the team include:

        CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

        In addition to being a portfolio manager for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

        GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

WORLDWIDE EMERGING MARKETS FUND

        DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

WORLDWIDE HARD ASSETS FUND

        The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

        DEREK S. van ECK, CFA. Mr. van Eck is Chief Investment Officer of Van Eck Global and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. From 1986 to 1988, Mr. van Eck was a fixed income analyst at CS First Boston responsible for hedging mortgage-backed securities. Mr. van Eck received an MBA from J.L. Kellogg Graduate School of Management (Northwestern) in 1993 and his BA from Williams College in Economics in 1986. He is a member of the New York Society of Security Analysts and Association of Investment Management and Research (AIMR). Mr. van Eck serves on the board of the Fred M. van Eck Forest Trust, managed in conjunction with the Pacific Forest Trust.

        Mr. van Eck also oversees and serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP and Commodity Strategies Portfolio Ltd., which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

        CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

        In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

        JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst, and currently serves as a portfolio manager for International Investors Gold Fund. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

        SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        CHARL P. de M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        SHAWN REYNOLDS. Mr. Reynolds is Van Eck's senior energy analyst. Prior to joining Van Eck in 2005, he was employed at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. From 1991-2001, Mr. Reynolds covered North American, European, and global energy companies out of New York, Australia and London with Goldman Sachs, Lehman Brothers, and Credit Suisse First Boston. Prior to his career in finance, Mr. Reynolds worked at Tenneco Oil Company from 1987-1989 as an exploration geologist.

        Mr. Reynolds serves as a member of the investment teams that manage other mutual funds advised by the Adviser. He also serves as a member of the investment team for Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP, which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP have investment strategies that differ from the strategies of the mutual funds.

WORLDWIDE REAL ESTATE FUND

        SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst and serves as portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

                         PORTFOLIO MANAGER COMPENSATION

        Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.

                        PORTFOLIO MANAGER SHARE OWNERSHIP

        The following table represents the share ownership of each member of the Fund's investment teams. (+)

                                                    AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
      NAME OF             DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
  INVESTMENT TEAM     OF EQUITY SECURITIES            OVERSEEN BY FAMILY
      MEMBER            IN THE FUND (OO)           OF INVESTMENT COMPANIES
------------------- ------------------------ -----------------------------------
 Charles Cameron               None                 $100,001 - $500,000
 Joseph Foster                 None                  $50,000 - $100,000
 Samuel Halpert                None                  $50,000 - $100,000
 Gregory Krenzer               None                  $50,000 - $100,000
 Charl Malan                   None                  $50,000 - $100,000
 Shawn Reynolds                None                  $10,001 - $50,000
 David Semple            $10,001-$50,000            $100,001 - $500,000
 Derek van Eck                 None                 $500,001 - $1,000,000


----------
(+) The valuation date for the Portfolio Manager Share Ownership table is March 31, 2007.

(oo) In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.

                  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

        Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

                         NUMBER OF
                         ACCOUNTS       TOTAL ASSETS IN
                          MANAGED       ACCOUNTS MANAGED
                        OUTSIDE THE       WITHIN OTHER         TOTAL ASSETS IN                                   ACCOUNTS/
                          VAN ECK          REGISTERED         ACCOUNTS MANAGED       TOTAL ASSETS IN       ASSETS FOR WHICH THE
NAME OF PORTFOLIO       MUTUAL FUND        INVESTMENT        WITHIN OTHER POOLED     OTHER ACCOUNTS      ADVISORY FEE IS PARTIALLY
MANAGER                   COMPLEX          COMPANIES         INVESTMENT VEHICLES         MANAGED           BASED ON PERFORMANCE
--------------------- --------------- -------------------- ----------------------- ------------------- -----------------------------
Charles Cameron              1                n/a               $4.07 million              n/a               1 - $4.07 million
------------------------------------------------------------------------------------------------------------------------------------
Joseph Foster                5                n/a              $92.98 million        $702.25 million        1 - $92.98 million
------------------------------------------------------------------------------------------------------------------------------------
Samuel Halpert               0                n/a                    n/a                   n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------

                         NUMBER OF
                         ACCOUNTS       TOTAL ASSETS IN
                          MANAGED       ACCOUNTS MANAGED
                        OUTSIDE THE       WITHIN OTHER         TOTAL ASSETS IN                                      ACCOUNTS/
                          VAN ECK          REGISTERED         ACCOUNTS MANAGED       TOTAL ASSETS IN       ASSETS FOR WHICH THE
NAME OF PORTFOLIO       MUTUAL FUND        INVESTMENT        WITHIN OTHER POOLED     OTHER ACCOUNTS      ADVISORY FEE IS PARTIALLY
MANAGER                   COMPLEX          COMPANIES         INVESTMENT VEHICLES         MANAGED           BASED ON PERFORMANCE
--------------------- --------------- -------------------- ----------------------- ------------------- -----------------------------
Gregory Krenzer              0                n/a                    n/a                   n/a                       0
------------------------------------------------------------------------------------------------------------------------------------
Charl Malan                 n/a               n/a                    n/a                   n/a                       0
------------------------------------------------------------------------------------------------------------------------------------
Shawn Reynolds               2                n/a               $9.29 million              n/a               2 - $9.29 million
------------------------------------------------------------------------------------------------------------------------------------
David Semple                 2                n/a                    n/a             $23.63 million          1 - $5.08 million
------------------------------------------------------------------------------------------------------------------------------------
Derek van Eck                7                n/a              $971.22 million             n/a              7 - $971.22 million
------------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

        In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

        The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

        Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors, which the Adviser considers in making such allocations, are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

        While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

        For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Emerging Markets Fund were 81%, 65% and 52%, respectively. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Hard Assets Fund were 60%, 52% and 78%, respectively.

        The annual portfolio turnover rate of the Worldwide Bond Fund and Worldwide Real Estate Fund may exceed 100%. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Bond Fund were 0%, 16% and 19%, respectively. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates of Worldwide Real Estate Fund were 29%, 22% and 26%, respectively. Funds with a higher portfolio turnover rate will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate and the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

        The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

        For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $441,886, Worldwide Real Estate Fund paid $23,619 and Worldwide Emerging Markets Fund paid $1,175,973 in brokerage commissions. For the fiscal year ended December 31, 2005, Worldwide Hard Assets Fund paid $812,559, Worldwide Real Estate Fund paid $38,810 and Worldwide Emerging Markets Fund paid $849,967 in brokerage commissions. For the fiscal year ended December 31, 2006, Worldwide Hard Assets Fund paid $1,294,288, Worldwide Real Estate Fund paid $22,290 and Worldwide Emerging Markets Fund paid $930,407 in brokerage commissions.

        For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $291,606, Worldwide Real Estate Fund paid $18,295, and Worldwide Emerging Markets Fund paid $1,024,643 in commissions to broker-dealers providing research and other services, representing 66%, 54% and 87%, respectively, of total commissions paid by such Funds. For the fiscal year ended December 31, 2005, Worldwide Hard Assets Fund paid $696,664, Worldwide Real Estate Fund paid $18,099 and Worldwide Emerging Markets Fund paid $825,744 in commissions to broker-dealers providing research and other services, representing 86%, 47% and 97%, respectively, of total commissions paid by such Funds. For the fiscal year ended December 31, 2006, Worldwide Hard Assets Fund paid $1,238,341, Worldwide Real Estate Fund paid $16,389 and Worldwide Emerging Markets Fund paid $906,851 in commissions to broker-dealers providing research and other services, representing 25%, 74% and 97%, respectively, of total commissions paid by such Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

        The Funds' proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

        Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

                         POTENTIAL CONFLICTS OF INTEREST

        The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., Global Energy Opportunity Partners L.P. and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., Global Energy Opportunity Fund, Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

        Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

        The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

        When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

                                 CODE OF ETHICS

        The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

        Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

                              TRUSTEES AND OFFICERS

        RESPONSIBILITIES OF THE BOARD

        The Board of Trustees is responsible for supervising the operation of the Trust and the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Adviser and others who provide services to the Funds. The Board of Trustees met seven times during the Trust's fiscal year ending December 31, 2006. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

        STANDING COMMITTEES

        The Board of Trustees has an Audit Committee and a Governance Committee.

        AUDIT COMMITTEE

        During the 2006 fiscal year, the members of the Audit Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial experts are David
J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

        GOVERNANCE COMMITTEE

        During the 2006 fiscal year, the members of the Governance Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

        The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

        The Independent  Trustees  shall,  when  identifying  candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

        The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

        ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

        The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

        TRUSTEE INFORMATION

        The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

                      POSITION(S) HELD                                             NUMBER OF
                         WITH FUND,                                                PORTFOLIOS
                          TERM OF                   PRINCIPAL                       IN FUND                 OTHER
TRUSTEE'S              OFFICE(2) AND              OCCUPATION(S)                    COMPLEX(3)           DIRECTORSHIPS
NAME, ADDRESS(1)         LENGTH OF                 DURING PAST                    OVERSEEN BY       HELD OUTSIDE THE FUND
AND AGE                 TIME SERVED                FIVE YEARS                       TRUSTEE             COMPLEX (3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik           Trustee since      Managing Partner, Sinclair Capital           9         Director of Sears Canada Inc.
51++P.                 March 2006         LLC; Consultant to various asset                       since May 2006.
                                          management companies.
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman      Trustee            Private Investor.                            9         Director of Ladig, Inc. and
71++P.                 Since 1994                                                                Minnesota Public Radio.
------------------------------------------------------------------------------------------------------------------------------------
Wayne H. Shaner        Trustee since      Managing Partner, Rockledge Partners         9         Director , The Torray Funds, since
59++P.                 March 2006         LLC, since September 2003;                             1993 (Chairman of the Board since
                                          Public Member Investment Committee,                    December 2005).
                                          Maryland State Retirement System
                                          since 1991; Vice President, Investments,
                                          Lockheed Martin Corporation (formerly
                                          Martin Marietta Corporation), 1976-
                                          September 2003.
------------------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD                                             NUMBER OF
                             WITH FUND,                                                PORTFOLIOS
                              TERM OF                     PRINCIPAL                     IN FUND                 OTHER
TRUSTEE'S                  OFFICE(2) AND                OCCUPATION(S)                  COMPLEX(3)           DIRECTORSHIPS
NAME, ADDRESS(1)             LENGTH OF                   DURING PAST                  OVERSEEN BY       HELD OUTSIDE THE FUND
AND AGE                     TIME SERVED                  FIVE YEARS                     TRUSTEE             COMPLEX (3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short          Vice Chairman        Managing Director, The GlenRock           14         None.
53++P.                     and Trustee          Group, LLC (private equity
                           Since June 2004      investment firm), May 1, 2004 to
                                                present; President, Apex Capital
                                                Corporation (personal investment
                                                vehicle), Jan. 1988 to present;
                                                President, Matrix Global
                                                Investments, Inc. and predecessor
                                                company (private investment
                                                company), Sept. 1995 to Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger      Chairman             President and CEO, SmartBrief, Inc.       14         None.
47 ++P.                    and Trustee
                           Since 1994
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2)  Each Trustee serves until resignation,  death,  retirement or removal.  The
     Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of
     75. With respect to Mr. Olderman, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

++   Member of the Governance Committee.

P.   Member of the Audit Committee.

OFFICER INFORMATION

        The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER'S NAME,                                           TERM OF
ADDRESS(1)                  POSITION(S) HELD         OFFICE AND LENGTH                         PRINCIPAL OCCUPATIONS
AND AGE                        WITH FUND              OF TIME SERVED                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS:

Charles T. Cameron       Vice President                 Since 1996              Director of Trading, Van Eck Associates
46                                                                              Corporation; Co-Portfolio Manager, Worldwide Bond
                                                                                Fund Series; Officer of three other investment
                                                                                companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Keith J. Carlson         Chief Executive                Since 2004              President, Van Eck Associates Corporation and
50                       Officer and                                            President, Van Eck Securities Corporation since
                         President                                              February 2004; Private Investor, June 2003-January
                                                                                2004; Independent Consultant, Waddell & Reed,
                                                                                Inc., April 2003-May 2003; Senior Vice President,
                                                                                Waddell & Reed, Inc., December 2002-March 2003;
                                                                                President/Chief Executive
                                                                                Officer/Director/Executive Vice President/Senior
                                                                                Vice President, Mackenzie Investment Management
                                                                                Inc., April 1985-December 2002. President/Chief
                                                                                Executive Officer/Director, Ivy Mackenzie
                                                                                Distributors, Inc., June 1993-December 2002;
                                                                                Chairman/Director/President, Ivy Mackenzie
                                                                                Services Corporation, June 1993-December 2002;
                                                                                Chairman/Director/Senior Vice President, Ivy
                                                                                Management Inc., January 1992-December 2002;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley         Vice President                 Since 1988              Vice President, Van Eck Associates Corporation;
52                                                                              Vice President, Mutual Fund Operations, Van Eck
                                                                                Securities Corporation; Officer of three other
                                                                                investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

OFFICER'S NAME,                                           TERM OF
ADDRESS(1)                  POSITION(S) HELD         OFFICE AND LENGTH                         PRINCIPAL OCCUPATIONS
AND AGE                        WITH FUND              OF TIME SERVED                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Thomas K. Lynch          Chief Compliance          Since January 2007           Chief Compliance Officer, Van Eck Associates
50                       Officer                                                Corporation and Van Eck Absolute Return Advisers
                                                                                Corp., since January 2007; Vice President, Van Eck
                                                                                Associates Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., and Treasurer of Van Eck Mutual
                                                                                Funds, April 2005 - December 2006; Second Vice
                                                                                President, investment Reporting, TIAA-CREF,
                                                                                January 1996 - April 2005; Senior Manager, Audits,
                                                                                Grant Thornton, December 1993 - January 1996;
                                                                                Senior Manager, Audits, McGladrey & Pullen,
                                                                                December 1986 - December 1993; Officer of three
                                                                                other investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McBrien        Senior Vice               Since December 2005          Senior Vice President, General Counsel, and
58                       President and                                          Secretary, Van Eck Associates Corporation, Van Eck
                         Secretary                                              Securities Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., since December 2005; Managing
                                                                                Director, Chatsworth Securities LLC, March
                                                                                2001-November 2005; Private Investor/Consultant,
                                                                                September 2000- February 2001; Executive Vice
                                                                                President and General Counsel, Mainstay Management
                                                                                LLC, September 1999- August 2000.; Officer of
                                                                                three other investment companies advised by the
                                                                                Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Alfred J. Ratcliffe      Vice President and        Since December 2006          Vice President, Van Eck Associates Corporation
59                       Treasurer                                              since November 2006; Vice President and Director
                                                                                of Mutual Fund Accounting and Administration,
                                                                                PFPC, March 2000 to November 2006; First Vice
                                                                                President and Treasurer, Zweig Mutual Funds, March
                                                                                1995 to December 1999; Vice President and Director
                                                                                of Mutual Fund Accounting and Administration, The
                                                                                Bank of New York, December 1987 to March 1995;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan R. Simon        Vice President and        Since 2006                   Vice President, Associate General Counsel, Van Eck
32                       Assistant Secretary                                    Associates Corporation, Van Eck Securities
                                                                                Corporation and Van Eck Absolute since 2006 Return
                                                                                Advisers Corp. since August 2006, Associate,
                                                                                Schulte Roth & Zabel LLP, July 2004 - July 2006;
                                                                                Associate, Carter Ledyard & Milburn LLP, September
                                                                                2001 - July 2004; Officer of three other
                                                                                investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith           Senior Vice               Since 1985                   Senior Vice President and Chief Financial Officer,
51                       President and Chief                                    Van Eck Associates Corporation; Senior Vice
                         Financial Officer                                      President, Chief Financial Officer, Treasurer and
                                                                                Controller, Van Eck Securities Corporation and Van
                                                                                Eck Absolute Return Advisers Corp.; Officer of
                                                                                three other investment companies advised by the
                                                                                Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck         Executive Vice            Since 2004                   Director of Van Eck Associates Corporation;
42                       President                                              Director and Executive Vice President, Van Eck
                                                                                Securities Corporation; Director and Executive
                                                                                Vice President, Van Eck Absolute Return Advisers
                                                                                Corp.; Director, Greylock Capital Associates LLC;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

OFFICER'S NAME,                                            TERM OF
ADDRESS(1)                  POSITION(S) HELD          OFFICE AND LENGTH                       PRINCIPAL OCCUPATIONS
AND AGE                        WITH FUND               OF TIME SERVED                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck           Executive Vice            Since 2005                  Director and Executive Vice President, Van Eck
43                       President                                             Associates Corporation; Director, Executive Vice
                                                                               President and Chief Compliance Officer, Van Eck
                                                                               Securities Corporation; Director and President, Van
                                                                               Eck Absolute Return Advisers Corporation; Director,
                                                                               Greylock Capital Associates LLC; Trustee, Market
                                                                               Vectors ETF Trust; Officer of three other
                                                                               investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

        The van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

                             TRUSTEE SHARE OWNERSHIP

        For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2006 is shown below.

                                                    AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
      NAME OF             DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
  INVESTMENT TEAM     OF EQUITY SECURITIES     OVERSEEN BY DIRECTOR IN FAMILY
      MEMBER             IN THE FUND (1)           OF INVESTMENT COMPANIES
 ------------------ ------------------------ -----------------------------------

Jon Lukomnik                 None                     $50,000-$100,000
David J. Olderman            None                      $10,001-$50,000
Wayne H. Shaner              None                           None
R. Alastair Short            None                      $10,001-$50,000
Richard D. Stamberger        None                       Over $100,000

----------
(1)  The valuation date for the Trustee Share Ownership table is March 31, 2007.

                             2006 COMPENSATION TABLE

        A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2006. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

                                                         COMPENSATION TABLE

                                                                                PENSION OR        ESTIMATED     TOTAL COMPENSATION
                                                                           RETIREMENT BENEFITS      ANNUAL      FROM THE TRUST AND
                                         AGGREGATE           DEFERRED            ACCRUED           BENEFITS          THE FUND
NAME OF                                 COMPENSATION       COMPENSATION       AS PART OF THE         UPON         COMPLEX(5) PAID
DIRECTOR                               FROM THE TRUST     FROM THE TRUST     TRUST'S EXPENSES     RETIREMENT        TO TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell(1)                      $24,427               $0                 N/A               N/A              $47,500
------------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik(2)                              $0              $25,386               N/A               N/A              $49,366
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman                         $23,141               $0                 N/A               N/A              $45,000
Ralph F. Peters(3)                        $11,056               $0                 N/A               N/A              $21,500
------------------------------------------------------------------------------------------------------------------------------------

                                                        COMPENSATION TABLE

                                                                                PENSION OR        ESTIMATED     TOTAL COMPENSATION
                                                                           RETIREMENT BENEFITS      ANNUAL      FROM THE TRUST AND
                                         AGGREGATE           DEFERRED            ACCRUED           BENEFITS          THE FUND
NAME OF                                 COMPENSATION       COMPENSATION       AS PART OF THE         UPON         COMPLEX(5) PAID
DIRECTOR                               FROM THE TRUST     FROM THE TRUST     TRUST'S EXPENSES     RETIREMENT        TO TRUSTEE
----------------                      -----------------  ----------------- --------------------- -------------  --------------------
Wayne H. Shaner(2)                        $21,856               $0                 N/A               N/A              $42,500
------------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short(4)                      $25,970               $0                 N/A               N/A              $62,500
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger(4)                 $25,707.62         $7,932.79              N/A               N/A          $60,112.78 (6)

----------
(1)  Mr.  Cowell  resigned  as  Independent   Trustee  of  the  Trust  effective
     12/31/2006.

(2) Messrs. Lukomnik and Shaner were elected as Independent Trustees of the Trust effective March 7, 2006.

(3)  Mr.  Peters  resigned  as  Independent   Trustee  of  the  Trust  effective
     6/19/2006.

(4) Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(5) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(6)  This includes deferred compensation from the entire complex.

                             PRINCIPAL SHAREHOLDERS

        As of March 31, 2007, shareholders of record of 5% or more of the outstanding shares of the Initial Class shares of the Funds were as follows:

INSURANCE COMPANY                         WWHA       WWEM       WWRE       WWBD
--------------------------------------------------------------------------------
Nationwide                               28.0%      69.0%      51.0%      86.0%
Jefferson National Life Insurance Co.     n/a        7.7%      31.9%     11.15%
Security Life of Denver                   n/a       12.0%       n/a        n/a
New York Life                            52.3%       n/a        n/a        n/a
Pacific Life Insurance Company            5.7%       n/a        n/a        n/a
Midland National Life - Annuity           n/a        n/a        8.5%       n/a
Protective Life Insurance Co.             n/a        n/a        6.1%       n/a

                               PURCHASE OF SHARES

        The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

                               VALUATION OF SHARES

        The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

        Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

        The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

        The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

        Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

        Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

        In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

        Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

        The Board of Trustees authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service

        There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

                                      TAXES

        This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

        Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

        As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

        The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer.

        Make special note that for foreign securities, foreign taxes may be imposed on these investments by the foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

        The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

                               REDEMPTIONS IN KIND

        The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                            DESCRIPTION OF THE TRUST

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

        The Funds are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

        Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

        Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             ADDITIONAL INFORMATION

        CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

        TRANSFER  AGENT.   Forum  Financial  Group  LLC,  Two  Portland  Square,
Portland, Maine 04101, serves as the Funds' transfer agent.

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

        COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

        The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year ended December 31, 2006, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

                        APPENDIX A: PROXY VOTING POLICIES
                              ADOPTED JULY 30, 2003
                             AMENDED APRIL 20, 2004
                             AMENDED APRIL 14, 2005

                                  INTRODUCTION

        Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

        When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

                      PROXY VOTING POLICIES AND PROCEDURES

RESOLVING MATERIAL CONFLICTS OF INTEREST

o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

        Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

        Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

        The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

        Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

                           REASONABLE RESEARCH EFFORTS

        When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

                              VOTING CLIENT PROXIES

o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

o The portfolio manager or analyst covering the security is responsible for making voting decisions.

o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

                                CLIENT INQUIRIES

        All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

                              DISCLOSURE TO CLIENTS

o       Notification of Availability of Information

        Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

o       Availability of Proxy Voting Information

        At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

RECORDKEEPING REQUIREMENTS

o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

                --      proxy statements received;

                --      identifying number for the portfolio security;

                --      shareholder meeting date;

                --      brief identification of the matter voted on;

                -- whether the vote was cast on the matter and how the vote was cast;

                --      how the vote was cast (e.g., for or against proposal, or
                        abstain;   for  or   withhold   regarding   election  of
                        directors);

                -- records of written client requests for information on how VEAC voted proxies on behalf of the client;

                -- a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

                -- any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

                             PROXY VOTING GUIDELINES

I. GENERAL INFORMATION

        Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

        If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II. OFFICERS AND DIRECTORS

        A.      THE BOARD OF DIRECTORS

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

        Vote on a case-by-case basis for director nominees, examining factors such as:

                o long-term corporate performance record relative to a market index;

                o       composition of board and key board committees;

                o       nominee's investment in the company;

                o       whether a retired CEO sits on the board; and

                o       whether the chairman is also serving as CEO.

        In cases of significant votes and when information is readily available, we also review:

                o       corporate governance provisions and takeover activity;

                o       board decisions regarding executive pay;

                o       director compensation;

                o       number of other board seats held by nominee; and

                o       interlocking directorships.

B.      CHAIRMAN AND CEO ARE THE SAME PERSON

        Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.      MAJORITY OF INDEPENDENT DIRECTORS

        Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

        Vote for  shareholder  proposals  that  request  that the  board  audit,
compensation  and/or  nominating   committees  include   independent   directors
exclusively.

D.      STOCK OWNERSHIP REQUIREMENTS

        Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.      TERM OF OFFICE

        Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.      DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

        Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

        Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.      DIRECTOR NOMINEES IN CONTESTED ELECTIONS

        Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

                o long-term financial performance of the target company relative to its industry;

                o       management's track record;

                o       background to the proxy contest;

                o       qualifications of director nominees (both slates);

                o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

                o       stock ownership positions.

H.      BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

        Generally, vote against proposals to stagger board elections.

        Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.      SHAREHOLDER ABILITY TO REMOVE DIRECTORS

        Vote against proposals that provide that directors may be removed only for cause.

        Vote for proposals to restore shareholder ability to remove directors with or without cause.

        Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.      SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

        Vote for proposals that seek to fix the size of the board.

        Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III. PROXY CONTESTS

A.      REIMBURSE PROXY SOLICITATION EXPENSES

        Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV. AUDITORS

A.      RATIFYING AUDITORS

        Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

        Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V. SHAREHOLDER VOTING AND CONTROL ISSUES

A.      CUMULATIVE VOTING

        Generally, vote against proposals to eliminate cumulative voting.

        Generally, vote for proposals to permit cumulative voting.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

        Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

        Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.      POISON PILLS

        Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

        Vote on a case-by-case basis management proposals to ratify a poison pill.

E.      FAIR PRICE PROVISION

        Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.      GREENMAIL

        Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.      UNEQUAL VOTING RIGHTS

        Vote against dual class exchange offers.

        Vote against dual class recapitalizations

I.      SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT  TO AMEND THE  CHARTER  OR
        BYLAWS

        Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.      SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

        Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.      WHITE KNIGHT PLACEMENTS

        Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.      CONFIDENTIAL VOTING

        Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        Generally, vote for management proposals to adopt confidential voting.

M.      EQUAL ACCESS

        Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.      BUNDLED PROPOSALS

        Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

O.      SHAREHOLDER ADVISORY COMMITTEES

        Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI. CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

        Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

        Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.      STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

        Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.      REVERSE STOCK SPLITS

        Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.      BLANK CHECK PREFERRED AUTHORIZATION

        Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

        Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

        Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.      SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

        Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.      ADJUST PAR VALUE OF COMMON STOCK

        Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.      PREEMPTIVE RIGHTS

        Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.      DEBT RESTRUCTURINGS

        Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

                o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

                o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

                o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

        Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.      SHARE REPURCHASE PROGRAMS

        Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII. EXECUTIVE COMPENSATION

        In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII. COMPENSATION PROPOSALS

A.      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

        Vote for plans that place a cap on the annual grants any one participant may receive.

B.      AMEND ADMINISTRATIVE FEATURES

        Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.      AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

        Generally, vote for amendments to add performance goals to existing compensation plans.

D.      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

        Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

        Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.      SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

        Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

        Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

        Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.      GOLDEN AND TIN PARACHUTES

        Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

        Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.      EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

        Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

I.      401(K) EMPLOYEE BENEFIT PLANS

        Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX. STATE OF INCORPORATION

A.      VOTING ON STATE TAKEOVER STATUTES

        Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.      VOTING ON REINCORPORATION PROPOSALS

        Vote on a case-by-case basis proposals to change a company's state of incorporation.

X. MERGERS AND CORPORATE RESTRUCTURINGS

A.      MERGERS AND ACQUISITIONS

        Vote  on  a  case-by-case   basis  proposals   related  to  mergers  and
acquisitions, taking into account at least the following:

                o       anticipated financial and operating benefits;

                o       offer price (cost vs. premium);

                o       prospects of the combined companies;

                o       how the deal was negotiated; and

                o changes in corporate governance and their impact on shareholder rights.

B.      CORPORATE RESTRUCTURING

        Vote  on  a  case-by-case   basis  proposals   related  to  a  corporate
restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.      SPIN-OFFS

        Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.      ASSET SALES

        Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.      LIQUIDATIONS

        Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.      APPRAISAL RIGHTS

        Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.      CHANGING CORPORATE NAME

        Vote on a case-by-case basis proposal to change the corporate name.

XI. MUTUAL FUND PROXIES

A.      ELECTION OF TRUSTEES

        Vote on trustee nominees on a case-by-case basis.

B.      INVESTMENT ADVISORY AGREEMENT

        Vote on investment advisory agreements on a case-by-case basis.

C.      FUNDAMENTAL INVESTMENT RESTRICTIONS

        Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.      DISTRIBUTION AGREEMENTS

        Vote on distribution agreements on a case-by-case basis.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

        In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

        In most  cases,  however,  we vote  for  disclosure  reports  that  seek
additional  information,   particularly  when  it  appears  companies  have  not
adequately addressed shareholders' social and environmental concerns.

        In  determining  our  vote  on  shareholder   social  and  environmental
proposals, we analyze factors such as:

                o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

                o       the percentage of sales, assets and earnings affected;

                o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

                o       whether  the  company  has  already  responded  in  some
                        appropriate   manner  to  the  request   embodied  in  a
                        proposal;

                o whether the company's analysis and voting recommendation to shareholders is persuasive;

                o       what other companies have done in response to the issue;

                o       whether   the   proposal   itself  is  well  framed  and
                        reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

                o whether the subject of the proposal is best left to the discretion of the board.

                               APPENDIX B: RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.

SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        VAN ECK WORLDWIDE INSURANCE TRUST
                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM

WORLDWIDE BOND FUND - CLASS R1

WORLDWIDE EMERGING MARKETS FUND - CLASS R1

WORLDWIDE HARD ASSETS FUND - CLASS R1

WORLDWIDE REAL ESTATE FUND - CLASS R1

--------------------------------------------------------------------------------

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated May 1, 2007, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

        Shareholders are advised to read and retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................   2
ASSET-BACKED SECURITIES.....................................................   3
COLLATERALIZED MORTGAGE OBLIGATIONS.........................................   3
COMMERCIAL PAPER............................................................   3
CONVERTIBLE SECURITIES......................................................   4
FOREIGN SECURITIES..........................................................   6
FOREIGN SECURITIES - EMERGING MARKETS RISK..................................   7
RULE 144A AND SECTION 4(2)..................................................  13
SHORT SALES.................................................................  14
INVESTMENT RESTRICTIONS.....................................................  15
PORTFOLIO HOLDINGS DISCLOSURE...............................................  18
INVESTMENT ADVISORY SERVICES................................................  19
THE DISTRIBUTOR.............................................................  20
REVENUE SHARING.............................................................  21
PORTFOLIO MANAGERS..........................................................  21
PORTFOLIO MANAGER COMPENSATION..............................................  23
PORTFOLIO MANAGER SHARE OWNERSHIP...........................................  23
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS................................  23
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  24
PROXY VOTING POLICIES AND PROCEDURES........................................  26
POTENTIAL CONFLICTS OF INTEREST.............................................  26
CODE OF ETHICS..............................................................  26
TRUSTEES AND OFFICERS.......................................................  27
2006 COMPENSATION TABLE.....................................................  33
PRINCIPAL SHAREHOLDERS......................................................  34
PURCHASE OF SHARES..........................................................  34
VALUATION OF SHARES.........................................................  34
TAXES.......................................................................  36
REDEMPTIONS IN KIND.........................................................  36
DESCRIPTION OF THE TRUST....................................................  36
ADDITIONAL INFORMATION......................................................  37
FINANCIAL STATEMENTS........................................................  38
APPENDIX A: PROXY VOTING POLICIES...........................................  39
APPENDIX B: RATINGS.........................................................  52

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2007

                               GENERAL INFORMATION

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trust currently consists of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, all of which offer Initial Class, Class R1 and S Class shares; and Worldwide Absolute Return Fund, which offers Initial Class shares.

        This Statement of Additional Information ("SAI") only pertains to the Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund," and collectively, the "Funds"). Initial Class and S Class Shares of the Funds, and Initial Class Shares of Worldwide Absolute Return Fund, are offered in separate prospectuses and statements of additional information. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

        Van Eck Associates Corporation serves as investment adviser (the "Adviser") to all the Funds. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

        The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT POLICIES AND RISKS

        The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds' Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

        The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

                             ASSET-BACKED SECURITIES

        The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

        Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

                       COLLATERALIZED MORTGAGE OBLIGATIONS

        The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

                                COMMERCIAL PAPER

        The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                             CONVERTIBLE SECURITIES

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

        To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds' objective.

DEBT SECURITIES

        The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

        New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

        The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

        Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

        Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

        The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Funds' Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

        When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

DIRECT INVESTMENTS

        The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

        Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Worldwide Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

        Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                               FOREIGN SECURITIES

        Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.

        In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

        Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                   FOREIGN SECURITIES - EMERGING MARKETS RISK

        The Funds may have a substantial portion of their assets in emerging markets. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

        Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

        Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

        Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

        Since the Worldwide Emerging Markets Fund may invest a portion of its total assets in Asian region investments, its investment performance may be affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region elsewhere, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investment mandate, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

        The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

        The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

        Worldwide Emerging Markets Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Funds of additional investments in those countries.

        Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

        Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

        Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

        Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

        The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may enter into currency swaps. See also "Futures and Options Transactions".

        In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

        A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

        The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

        It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

        If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

        The Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

        The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Worldwide Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

        A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

        The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Funds, and the Funds may be unable to hedge certain risks.

        The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

        For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

        The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

        The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

        Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

        It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

HARD ASSETS SECURITIES

        The Worldwide hard Assets Fund may invest up to 80% of its assets in "hard assets" securities. Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

        Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

INDEXED SECURITIES AND STRUCTURED NOTES

        The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

        Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds' limitations on illiquid securities.

MORTGAGE-BACKED SECURITIES

        The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

        Worldwide Hard Assets Fund and Worldwide Real Estate Fund may not purchase or sell real estate, but may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

        REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

        Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

        Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

                           RULE 144A AND SECTION 4(2)

        The Funds may invest up to 15% of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

        Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

        The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

        In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

        Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities.

                                   SHORT SALES

        Except for the Worldwide Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

SECURITIES LENDING

        The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAPS

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Worldwide Hard

Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

        Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

        Each Fund\may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

                             INVESTMENT RESTRICTIONS

        The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

        Non-fundamental restrictions may be changed, upon approval by the Board of Trustees, without shareholder approval.

NON-FUNDAMENTAL RESTRICTIONS

        Each Fund may not:

        1. Invest in securities which are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter, if the result is that more than 15% of the Fund's net assets would be invested in such securities.

        2. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund and Worldwide Real Estate Fund).

        3. Mortgage, pledge or otherwise encumber its assets except to secure borrowings affected within the limitations set forth in these restrictions.

        4. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.

        5. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

FUNDAMENTAL RESTRICTIONS

        Each Fund may not:

        1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

        2. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

        3. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

        4. Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

        5. Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

        6. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

        7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Worldwide Hard Assets Fund invest greater than 25% or more of its total assets in "hard asset" industries as defined in the Prospectus, and Worldwide Real Estate Fund may invest 25% or more of its total assets in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the purposes of this restriction, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

        The Adviser has represented to the Board of Trustees that it will not exercise any of the expanded authority permitted under these revised restrictions without seeking specific Board approval, and, in the case of any material change, giving shareholders sixty days advance notice.

                          PORTFOLIO HOLDINGS DISCLOSURE

        The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

        These policies and procedures apply to employees of each Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

        The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio related information:

        Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

        DISCLOSURE TO INVESTORS. Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

        BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

        CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Funds' officers shall resolve any conflict of interest in favor of the Funds' interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

        EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

        SELECTIVE  DISCLOSURE  OF   PORTFOLIO-RELATED   INFORMATION  IN  CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

        CONDITIONAL USE OF SELECTIVELY-DISCLOSED  PORTFOLIO-RELATED INFORMATION:
To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

        COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

        SOURCE  OF  PORTFOLIO   RELATED   INFORMATION:   All   Portfolio-Related
Information   shall  be   based   on   information   provided   by  the   Fund's
administrator(s)/accounting agent.

        The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds' auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds' independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services, such as Lipper, Morningstar, and FT Interactive. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

        There can be no assurance that the Funds' policies and procedures regarding selective disclosure of the Funds' portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

        Each Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

        Additionally, each Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. Each Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

        Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

                          INVESTMENT ADVISORY SERVICES

        The investment adviser and manager of the Funds is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

        The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

        The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

        The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses,
legal,  auditors'  fees  and  expenses,   brokerage  commissions  for  portfolio
transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

        The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

        For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Bond Fund of $750,847, $676,094 and $548,680, respectively. The Adviser earned fees for the same years with respect to
Worldwide   Hard  Assets  Fund  of  $1,704,203,   $3,360,377   and   $6,439,627,
respectively. For 2004 fees waived for Worldwide Bond fund were $7,710 and $8,000 for Worldwide Hard Assets Fund, earning net fees of $743,137 and $1,696,203, respectively. For 2005 fees waived for Worldwide Bond fund were $0 and $0 for Worldwide Hard Assets Fund, earning net fees of $676,094 and $3,360,377, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Emerging Markets Fund in the amount of $1,690,207, $ 2,140,199 and $2,723,469, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser waived fees of $60,791, $25,008 and $0, respectively, earning net fees of $1,629,416, $ 2,115,191 and $2,723,469. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Real Estate Fund of $236,915, $286,915 and $245,577, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser waived fees of $69,397, $85,773 and $84,526, resulting in net fees of $167,518, $201,142 and $161,051, respectively.

                                 THE DISTRIBUTOR

        Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The
Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

        The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.

                                 REVENUE SHARING

        The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

        The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

                               PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

        The   Worldwide   Bond  Fund  is  managed   by  a  team  of   investment
professionals. Current members of the team include:

        CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

        In addition to being a portfolio manager for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

        GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

WORLDWIDE EMERGING MARKETS FUND

        DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

WORLDWIDE HARD ASSETS FUND

        The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

        DEREK S. VAN ECK, CFA. Mr. van Eck is Chief Investment Officer of Van Eck Global and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. From 1986 to 1988, Mr. van Eck was a fixed income analyst at CS First Boston responsible for hedging mortgage-backed securities. Mr. van Eck received an MBA from J.L. Kellogg Graduate School of Management (Northwestern) in 1993 and his BA from Williams College in Economics in 1986. He is a member of the New York Society of Security Analysts and Association of Investment Management and Research (AIMR). Mr. van Eck serves on the board of the Fred M. van Eck Forest Trust, managed in conjunction with the Pacific Forest Trust.

        Mr. van Eck also oversees and serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP and Commodity Strategies Portfolio Ltd., which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

        CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

        In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

        JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst, and currently serves as a portfolio manager for International Investors Gold Fund. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

        SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        SHAWN REYNOLDS. Mr. Reynolds is Van Eck's senior energy analyst. Prior to joining Van Eck in 2005, he was employed at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. From 1991-2001, Mr. Reynolds covered North American, European, and global energy companies out of New York, Australia and London with Goldman Sachs, Lehman Brothers, and Credit Suisse First Boston. Prior to his career in finance, Mr. Reynolds worked at Tenneco Oil Company from 1987-1989 as an exploration geologist.

        Mr. Reynolds serves as a member of the investment teams that manage other mutual funds advised by the Adviser. He also serves as a member of the investment team for Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP, which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP have investment strategies that differ from the strategies of the mutual funds.

WORLDWIDE REAL ESTATE FUND

        SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst and serves as portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

                         PORTFOLIO MANAGER COMPENSATION

        Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.

                        PORTFOLIO MANAGER SHARE OWNERSHIP

        The following table represents the share ownership of each member of the Fund's investment teams.*

                                                    AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
      NAME OF             DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
  INVESTMENT TEAM     OF EQUITY SECURITIES            OVERSEEN BY FAMILY
      MEMBER              IN THE FUND              OF INVESTMENT COMPANIES
------------------- ------------------------ -----------------------------------

Charles Cameron               None                    $100,001 - $500,000
Joseph Foster                 None                          $50,000
Samuel Halpert                None                          $50,000
Gregory Krenzer               None                     $50,000 - $100,000
Charl Malan                   None                     $50,000 - $100,000
Shawn Reynolds                None                     $10,001 - $50,000
David Semple            $10,001-$50,000               $100,001 - $500,000
Derek van Eck                 None                    $500,001 - $1,000,000

----------
+ The valuation date for the Portfolio Manager Share Ownership table is March 31, 2007.

oo   In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.

                  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

        Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

                         NUMBER OF
                         ACCOUNTS        TOTAL ASSETS IN
                          MANAGED       ACCOUNTS MANAGED                                                            ACCOUNTS/
                        OUTSIDE THE       WITHIN OTHER        TOTAL ASSETS IN                                 ASSETS FOR WHICH THE
                          VAN ECK          REGISTERED         ACCOUNTS MANAGED          TOTAL ASSETS IN         ADVISORY FEE IS
NAME OF PORTFOLIO       MUTUAL FUND        INVESTMENT        WITHIN OTHER POOLED        OTHER ACCOUNTS            PARTIALLY
MANAGER                   COMPLEX           COMPANIES         INVESTMENT VEHICLES          MANAGED            BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Charles Cameron              1                 n/a              $4.07 million                n/a               1 - $4.07 million
------------------------------------------------------------------------------------------------------------------------------------
Joseph Foster                5                 n/a              $92.98 million         $702.25 million        1 - $92.98 million
------------------------------------------------------------------------------------------------------------------------------------
Samuel Halpert               0                 n/a                   n/a                     n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------
Gregory Krenzer              0                 n/a                   n/a                     n/a                       0
------------------------------------------------------------------------------------------------------------------------------------
Charl Malan                 n/a                n/a                   n/a                     n/a                       0
------------------------------------------------------------------------------------------------------------------------------------
Shawn Reynolds               2                 n/a              $9.29 million                n/a               2 - $9.29 million
------------------------------------------------------------------------------------------------------------------------------------
David Semple                 2                 n/a                   n/a               $23.63 million          1 - $5.08 million
------------------------------------------------------------------------------------------------------------------------------------
Derek van Eck                7                 n/a             $971.22 million               n/a              7 - $971.22 million
------------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

        In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

        The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

        Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors, which the Adviser considers in making such allocations, are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

        While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

        For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Emerging Markets Fund were 81%, 65% and 52%, respectively. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Hard Assets Fund were 60%, 52% and 78%, respectively.

        The annual portfolio turnover rate of the Worldwide Bond Fund and Worldwide Real Estate Fund may exceed 100%. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Bond Fund were 0%, 16% and 19%, respectively. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates of Worldwide Real Estate Fund were 29%, 22% and 26%, respectively. Funds with a higher portfolio turnover rate will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate and the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

        The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

        For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $441,886, Worldwide Real Estate Fund paid $23,619 and Worldwide Emerging Markets Fund paid $1,175,973 in brokerage commissions. For the fiscal year ended December 31, 2005, Worldwide Hard Assets Fund paid $812,559, Worldwide Real Estate Fund paid $38,810 and Worldwide Emerging Markets Fund paid $849,967 in brokerage commissions. For the fiscal year ended December 31, 2006, Worldwide Hard Assets Fund paid $1,294,288, Worldwide Real Estate Fund paid $22,290 and Worldwide Emerging Markets Fund paid $930,407 in brokerage commissions.

        For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $291,606, Worldwide Real Estate Fund paid $18,295, and Worldwide Emerging Markets Fund paid $1,024,643 in commissions to broker-dealers providing research and other services, representing 66%, 54% and 87%, respectively, of total commissions paid by such Funds. For the fiscal year ended December 31, 2005, Worldwide Hard Assets Fund paid $696,664, Worldwide Real Estate Fund paid $18,099 and Worldwide Emerging Markets Fund paid $825,744 in commissions to broker-dealers providing research and other services, representing 86%, 47% and 97%, respectively, of total commissions paid by such Funds. For the fiscal year ended December 31, 2006, Worldwide Hard Assets Fund paid $1,238,341, Worldwide Real Estate Fund paid $16,389 and Worldwide Emerging Markets Fund paid $906,851 in commissions to broker-dealers providing research and other services, representing 25%, 74% and 97%, respectively, of total commissions paid by such Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

        The Funds' proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

        Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

                         POTENTIAL CONFLICTS OF INTEREST

        The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

        Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

        The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

        When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

                                 CODE OF ETHICS

        The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

        Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

                              TRUSTEES AND OFFICERS

RESPONSIBILITIES OF THE BOARD

        The Board of Trustees is responsible for supervising the operation of the Trust and the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Adviser and others who provide services to the Funds. The Board of Trustees met seven times during the Trust's fiscal year ending December 31, 2006. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

STANDING COMMITTEES

        The Board of Trustees has an Audit Committee and a Governance Committee.

AUDIT COMMITTEE

        During the 2006 fiscal year, the members of the Audit Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial experts are David
J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

GOVERNANCE COMMITTEE

        During the 2006 fiscal year, the members of the Governance Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

        The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

        The Independent  Trustees  shall,  when  identifying  candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

        The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

        The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

TRUSTEE INFORMATION

        The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.


                             POSITION(S) HELD                                         NUMBER OF
                                WITH FUND,                                           PORTFOLIOS
                                 TERM OF                   PRINCIPAL                   IN FUND                   OTHER
TRUSTEE'S                     OFFICE (2) AND             OCCUPATION(S)               COMPLEX (3)             DIRECTORSHIPS
NAME, ADDRESS (1)               LENGTH OF                 DURING PAST                OVERSEEN BY         HELD OUTSIDE THE FUND
AND AGE                        TIME SERVED                 FIVE YEARS                  TRUSTEE                COMPLEX (3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik               Trustee since 2006     Managing Partner, Sinclair              9          Director of Sears Canada Inc.
51 (++)(P)                                        Capital LLC; Consultant to                         since May 2006..
                                                  various asset management
                                                  companies.
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman          Trustee                Private Investor.                       9          Director of Ladig, Inc. and
71 (++)(P)                 Since 1994                                                                Minnesota Public Radio.
------------------------------------------------------------------------------------------------------------------------------------


                             POSITION(S) HELD                                         NUMBER OF
                                WITH FUND,                                           PORTFOLIOS
                                 TERM OF                   PRINCIPAL                   IN FUND                   OTHER
TRUSTEE'S                     OFFICE (2) AND             OCCUPATION(S)               COMPLEX (3)             DIRECTORSHIPS
NAME, ADDRESS (1)               LENGTH OF                 DURING PAST                OVERSEEN BY         HELD OUTSIDE THE FUND
AND AGE                        TIME SERVED                 FIVE YEARS                  TRUSTEE                COMPLEX (3)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wayne H. Shaner            Trustee since March    Managing Partner, Rockledge             9          Director , The Torray Funds,
59 (++)(P)                 2006                   Partners LLC, since September                      since 1993 (Chairman of the
                                                  2003; Public Member Investment                     Board since December 2005);
                                                  Committee, Maryland State                          Director/Trustee of two other
                                                  Retirement System since 1991;                      investment companies advised
                                                  Vice President, Investments,                       by the Adviser.
                                                  Lockheed Martin Corporation
                                                  (formerly Martin Marietta
                                                  Corporation), 1976-September
                                                  2003.
------------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short          Vice Chairman          Managing Director, The GlenRock         14         None.
53 (++)(P)                 and Trustee            Group, LLC (private equity
                           Since June 2004        investment firm), May 1, 2004
                                                  to present; President, Apex
                                                  Capital Corporation (personal
                                                  investment vehicle), Jan. 1988
                                                  to present; President, Matrix
                                                  Global Investments, Inc. and
                                                  predecessor company (private
                                                  investment company), Sept. 1995
                                                  to Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger      Chairman               President and CEO, SmartBrief,          14         None
47 (++)(P)                 and Trustee            Inc.
                           Since 1994
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2)  Each Trustee serves until resignation,  death,  retirement or removal.  The
     Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of
     75. With respect to Mr. Olderman, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(++) Member of the Governance Committee.

(P)  Member of the Audit Committee.

OFFICER INFORMATION
--------------------------------------------------------------------------------

        The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER'S NAME,                                           TERM OF
ADDRESS (1)                 POSITION(S) HELD         OFFICE AND LENGTH                      PRINCIPAL OCCUPATIONS
AND AGE                        WITH FUND              OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
Charles T. Cameron       Vice President            Since 1996              Director of Trading, Van Eck Associates Corporation;
46                                                                         Co-Portfolio Manager, Worldwide Bond Fund Series;
                                                                           Officer of three other investment companies advised by
                                                                           the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Keith J. Carlson         Chief Executive           Since 2004              President, Van Eck Associates Corporation, and
50                       Officer and                                       President, Van Eck Securities Corporation since
                         President                                         February 2004; Private Investor, June 2003-January
                                                                           2004; Independent Consultant, Waddell & Reed, Inc.,
                                                                           April 2003-May 2003; Senior Vice President, Waddell &
                                                                           Reed, Inc., December 2002-March 2003; President/Chief
                                                                           Executive Officer/Director/Executive Vice
                                                                           President/Senior Vice President, Mackenzie Investment
                                                                           Management Inc., April 1985-December 2002.
                                                                           President/Chief Executive Officer/Director, Ivy
                                                                           Mackenzie Distributors, Inc., June 1993-December 2002;
                                                                           Chairman/Director/President, Ivy Mackenzie Services
                                                                           Corporation, June 1993-December 2002;
                                                                           Chairman/Director/Senior Vice President, Ivy Management
                                                                           Inc., January 1992-December 2002; Officer of three
                                                                           other investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley         Vice President            Since 1988              Vice President, Van Eck Associates Corporation; Vice
52                                                                         President, Mutual Fund Operations, Van Eck Securities
                                                                           Corporation; Officer of three other investment
                                                                           companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

OFFICER'S NAME,                                           TERM OF
ADDRESS (1)                 POSITION(S) HELD         OFFICE AND LENGTH                      PRINCIPAL OCCUPATIONS
AND AGE                        WITH FUND              OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Thomas K. Lynch          Chief Compliance          Since January 2007      Chief Compliance Officer, Van Eck Associates
50                       Officer                                           Corporation and Van Eck Absolute Return Advisers Corp.,
                                                                           since January 2007; Vice President, Van Eck Associates
                                                                           Corporation and Van Eck Absolute Return Advisers Corp.,
                                                                           and Treasurer of Van Eck Mutual Funds, April 2005 -
                                                                           December 2006; Second Vice President, investment
                                                                           Reporting, TIAA-CREF, January 1996 - April 2005; Senior
                                                                           Manager, Audits, Grant Thornton, December 1993 -
                                                                           January 1996; Senior Manager, Audits, McGladrey &
                                                                           Pullen, December 1986 - December 1993; Officer of three
                                                                           other investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McBrien        Senior Vice               Since December          Senior Vice President, General Counsel, and Secretary,
58                       President and             2005                    Van Eck Associates Corporation, Van Eck Securities
                         Secretary                                         Corporation and Van Eck Absolute Return Advisers Corp.,
                                                                           since December 2005; Managing Director, Chatsworth
                                                                           Securities LLC, March 2001-November 2005; Private
                                                                           Investor/Consultant, September 2000- February 2001;
                                                                           Executive Vice President and General Counsel, Mainstay
                                                                           Management LLC, September 1999- August 2000.; Officer
                                                                           of three other investment companies advised by the
                                                                           Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Alfred J. Ratcliffe      Vice President and        Since December 2006     Vice President, Van Eck Associates Corporation since
59                       Treasurer                                         November 2006; Vice President and Director of Mutual
                                                                           Fund Accounting and Administration, PFPC, March 2000 to
                                                                           November 2006; First Vice President and Treasurer,
                                                                           Zweig Mutual Funds, March 1995 to December 1999; Vice
                                                                           President and Director of Mutual Fund Accounting and
                                                                           Administration, The Bank of New York, December 1987 to
                                                                           March 1995; Officer of three other investment companies
                                                                           advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan R. Simon        Vice President and        Since 2006              Vice President, Associate General Counsel, Van Eck
32                       Assistant Secretary                               Associates Corporation, Van Eck Securities Corporation
                                                                           and Van Eck Absolute since 2006 Return Advisers Corp.
                                                                           since August 2006, Associate, Schulte Roth & Zabel LLP,
                                                                           July 2004 - July 2006; Associate, Carter Ledyard &
                                                                           Milburn LLP, September 2001 - July 2004; Officer of
                                                                           three other investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith           Senior Vice               Since 1985              Senior Vice President and Chief Financial Officer, Van
51                       President and Chief                               Eck Associates Corporation; Senior Vice President,
                         Financial Officer                                 Chief Financial Officer, Treasurer and Controller, Van
                                                                           Eck Securities Corporation and Van Eck Absolute Return
                                                                           Advisers Corp.; Officer of three other investment
                                                                           companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck         Executive Vice            Since 2004              Director of Van Eck Associates Corporation; Director
42                       President                                         and Executive Vice President, Van Eck Securities
                                                                           Corporation; Director and Executive Vice President, Van
                                                                           Eck Absolute Return Advisers Corp.; Director, Greylock
                                                                           Capital Associates LLC; Officer of three other
                                                                           investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------

OFFICER'S NAME,                                           TERM OF
ADDRESS (1)                 POSITION(S) HELD         OFFICE AND LENGTH                      PRINCIPAL OCCUPATIONS
AND AGE                        WITH FUND              OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck           Executive Vice            Since 2005              Director and Executive Vice President, Van Eck
43                       President                                         Associates Corporation; Director, Executive Vice
                                                                           President and Chief Compliance Officer, Van Eck
                                                                           Securities Corporation; Director and President, Van Eck
                                                                           Absolute Return Advisers Corporation; Director,
                                                                           Greylock Capital Associates LLC; Trustee, Market
                                                                           Vectors ETF Trust; Officer of three other investment
                                                                           companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

        The van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

TRUSTEE SHARE OWNERSHIP

        For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2006 is shown below.

                                                    AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
                      OF EQUITY SECURITIES      OVERSEEN BY DIRECTOR IN FAMILY
  NAME OF DIRECTOR      IN THE TRUST(1)            OF INVESTMENT COMPANIES
------------------- ------------------------ -----------------------------------

Jon Lukomnik                 None                      $50,000-$100,000
David J. Olderman            None                      $10,001-$50,000
Wayne H. Shaner              None                           None
R. Alastair Short            None                      $10,001-$50,000
Richard D. Stamberger        None                       Over $100,000

----------
(1)  The valuation date for the Trustee Share Ownership table is March 31, 2007.

                             2006 COMPENSATION TABLE

        A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2006. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

COMPENSATION TABLE
------------------

                                                                              PENSION OR         ESTIMATED      TOTAL COMPENSATION
                                                                         RETIREMENT BENEFITS       ANNUAL       FROM THE TRUST AND
                                    AGGREGATE           DEFERRED               ACCRUED            BENEFITS           THE FUND
NAME OF                            COMPENSATION       COMPENSATION          AS PART OF THE          UPON         COMPLEX(5) PAID
DIRECTOR                          FROM THE TRUST     FROM THE TRUST        TRUST'S EXPENSES      RETIREMENT         TO TRUSTEE
----------------                ------------------ ------------------  ----------------------- -------------- ----------------------
Richard C. Cowell(1)                 $21,856               $0                    N/A                N/A              $40,500
Jon Lukomnik(2)                         $0              $25,386                  N/A                N/A              $49,366
David J. Olderman                    $23,141               $0                    N/A                N/A              $45,000
Ralph F. Peters(3)                   $11,056               $0                    N/A                N/A              $21,500
Wayne H. Shaner(2)                   $21,856                                     N/A                N/A              $40,500
R. Alastair Short(4)                 $25,970               $0                    N/A                N/A              $62,500
Richard D. Stamberger(4)             $23,141            $10,474                  N/A                N/A            $75,199 (6)

----------

(1)     Mr.  Cowell  resigned  as  Independent  Trustee  of the Trust  effective
        12/31/2006.

(2) Messrs. Lukomnik and Shaner were elected as Independent Trustees of the Trust effective March 7, 2006.

(3)     Mr.  Peters  resigned  as  Independent  Trustee  of the Trust  effective
        6/19/2006.

(4) Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(5) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(6)     This includes deferred compensation from the entire complex.

                             PRINCIPAL SHAREHOLDERS

        As of March 31, 2007, shareholders of record of 5% or more of the outstanding shares of the Class R1 shares of the Funds were as follows:

INSURANCE COMPANY                           WWHA      WWEM      WWRE      WWBD
---------------------                     --------  --------  --------  --------

Nationwide                                   100%     100%       100%     100%

                               PURCHASE OF SHARES

        The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

                               VALUATION OF SHARES

        The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

        Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

        The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

        The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

        Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

        Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

        In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

        Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

        The Board of Trustees authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service

        There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

                                      TAXES

        This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

        Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

        As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

        The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer.

        Make special note that for foreign securities, foreign taxes may be imposed on these investments by the foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

        The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

                               REDEMPTIONS IN KIND

        The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                            DESCRIPTION OF THE TRUST

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

        The Funds are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

        Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

        Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             ADDITIONAL INFORMATION

        CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

        TRANSFER  AGENT.   Forum  Financial  Group  LLC,  Two  Portland  Square,
Portland, Maine 04101, serves as the Funds' transfer agent.

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

        COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

        The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year ended December 31, 2006, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

                        APPENDIX A: PROXY VOTING POLICIES

                              ADOPTED JULY 30, 2003
                             AMENDED APRIL 20, 2004
                             AMENDED APRIL 14, 2005

INTRODUCTION

        Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

        When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

                      PROXY VOTING POLICIES AND PROCEDURES

RESOLVING MATERIAL CONFLICTS OF INTEREST
----------------------------------------

o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

               Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

               Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

               The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

        Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

                           REASONABLE RESEARCH EFFORTS

        When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

VOTING CLIENT PROXIES
---------------------

        o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

        o The portfolio manager or analyst covering the security is responsible for making voting decisions.

        o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

        o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

CLIENT INQUIRIES
----------------

               All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

DISCLOSURE TO CLIENTS
---------------------

        o      Notification of Availability of Information

                      Client  Brochure.  The Client  Brochure or Part II of Form
               ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

        o      Availability of Proxy Voting Information

                      At  the  client's  request  or if the  information  is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

RECORDKEEPING REQUIREMENTS
--------------------------

        o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

                --      proxy statements received;

                --      identifying number for the portfolio security;

                --      shareholder meeting date;

                --      brief identification of the matter voted on;

                -- whether the vote was cast on the matter and how the vote was cast;

                --      how the vote was cast (e.g., for or against proposal, or
                        abstain;   for  or   withhold   regarding   election  of
                        directors);

                -- records of written client requests for information on how VEAC voted proxies on behalf of the client;

                -- a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

                -- any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

        o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

        o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

        o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

                             PROXY VOTING GUIDELINES

                             I. GENERAL INFORMATION

        Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

        If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

                           II. OFFICERS AND DIRECTORS

A.      THE BOARD OF DIRECTORS

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

        Vote on a case-by-case basis for director nominees, examining factors such as:

                o long-term corporate performance record relative to a market index;

                o       composition of board and key board committees;

                o       nominee's investment in the company;

                o       whether a retired CEO sits on the board; and

                o       whether the chairman is also serving as CEO.

        In cases of significant votes and when information is readily available, we also review:

                o       corporate governance provisions and takeover activity;

                o       board decisions regarding executive pay;

                o       director compensation;

                o       number of other board seats held by nominee; and

                o       interlocking directorships.

B.      CHAIRMAN AND CEO ARE THE SAME PERSON

        Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.      MAJORITY OF INDEPENDENT DIRECTORS

        Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

        Vote for  shareholder  proposals  that  request  that the  board  audit,
compensation  and/or  nominating   committees  include   independent   directors
exclusively.

D.      STOCK OWNERSHIP REQUIREMENTS

        Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.      TERM OF OFFICE

        Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.      DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

        Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

        Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.      DIRECTOR NOMINEES IN CONTESTED ELECTIONS

        Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

                o long-term financial performance of the target company relative to its industry;

                o       management's track record;

                o       background to the proxy contest;

                o       qualifications of director nominees (both slates);

                o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

                o       stock ownership positions.

H.      BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

        Generally, vote against proposals to stagger board elections.

        Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.      SHAREHOLDER ABILITY TO REMOVE DIRECTORS

        Vote against proposals that provide that directors may be removed only for cause.

        Vote for proposals to restore shareholder ability to remove directors with or without cause.

        Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.      SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

        Vote for proposals that seek to fix the size of the board.

        Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

                               III. PROXY CONTESTS

A.      REIMBURSE PROXY SOLICITATION EXPENSES

        Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

                                  IV. AUDITORS

A.      RATIFYING AUDITORS

        Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

        Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

                    V. SHAREHOLDER VOTING AND CONTROL ISSUES

A.      CUMULATIVE VOTING

        Generally, vote against proposals to eliminate cumulative voting. Generally, vote for proposals to permit cumulative voting.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

        Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

        Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.      POISON PILLS

        Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

        Vote on a case-by-case basis management proposals to ratify a poison pill.

E.      FAIR PRICE PROVISION

        Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.      GREENMAIL

        Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.      UNEQUAL VOTING RIGHTS

        Vote against dual class exchange offers.

        Vote against dual class recapitalizations

I.      SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT  TO AMEND THE  CHARTER  OR
        BYLAWS

        Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.      SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

        Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.      WHITE KNIGHT PLACEMENTS

        Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.      CONFIDENTIAL VOTING

        Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        Generally, vote for management proposals to adopt confidential voting.

M.      EQUAL ACCESS

        Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.      BUNDLED PROPOSALS

        Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

O.      SHAREHOLDER ADVISORY COMMITTEES

        Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

                              VI. CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

        Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

        Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.      STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

        Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.      REVERSE STOCK SPLITS

        Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.      BLANK CHECK PREFERRED AUTHORIZATION

        Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

        Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

        Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.      SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

        Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.      ADJUST PAR VALUE OF COMMON STOCK

        Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.      PREEMPTIVE RIGHTS

        Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.      DEBT RESTRUCTURINGS

        Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

                o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

                o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

                o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

        Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.      SHARE REPURCHASE PROGRAMS

        Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                           VII. EXECUTIVE COMPENSATION

        In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

                          VIII. COMPENSATION PROPOSALS

A.      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

        Vote for plans that place a cap on the annual grants any one participant may receive.

B.      AMEND ADMINISTRATIVE FEATURES

        Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.      AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

        Generally, vote for amendments to add performance goals to existing compensation plans.

D.      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

        Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

        Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.      SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

        Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

        Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

        Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.      GOLDEN AND TIN PARACHUTES

        Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

        Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.      EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

        Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5% of outstanding shares).

I.      401(K) EMPLOYEE BENEFIT PLANS

        Generally, vote for proposals to implement a 401(k) savings plan for employees.

                           IX. STATE OF INCORPORATION

A.      VOTING ON STATE TAKEOVER STATUTES

        Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.      VOTING ON REINCORPORATION PROPOSALS

        Vote on a case-by-case basis proposals to change a company's state of incorporation.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A.      MERGERS AND ACQUISITIONS

        Vote  on  a  case-by-case   basis  proposals   related  to  mergers  and
acquisitions, taking into account at least the following:

                o       anticipated financial and operating benefits;

                o       offer price (cost vs. premium);

                o       prospects of the combined companies;

                o       how the deal was negotiated; and

                o changes in corporate governance and their impact on shareholder rights.

B.      CORPORATE RESTRUCTURING

        Vote  on  a  case-by-case   basis  proposals   related  to  a  corporate
restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.      SPIN-OFFS

        Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.      ASSET SALES

        Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.      LIQUIDATIONS

        Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.      APPRAISAL RIGHTS

        Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.      CHANGING CORPORATE NAME

        Vote on a case-by-case basis proposal to change the corporate name.

                             XI. MUTUAL FUND PROXIES

A.      ELECTION OF TRUSTEES

        Vote on trustee nominees on a case-by-case basis.

B.      INVESTMENT ADVISORY AGREEMENT

        Vote on investment advisory agreements on a case-by-case basis.

C.      FUNDAMENTAL INVESTMENT RESTRICTIONS

        Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.      DISTRIBUTION AGREEMENTS

        Vote on distribution agreements on a case-by-case basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

        In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

        In most  cases,  however,  we vote  for  disclosure  reports  that  seek
additional  information,   particularly  when  it  appears  companies  have  not
adequately addressed shareholders' social and environmental concerns.

        In  determining  our  vote  on  shareholder   social  and  environmental
proposals, we analyze factors such as:

                o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

                o       the percentage of sales, assets and earnings affected;

                o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

                o       whether  the  company  has  already  responded  in  some
                        appropriate   manner  to  the  request   embodied  in  a
                        proposal;

                o whether the company's analysis and voting recommendation to shareholders is persuasive;

                o       what other companies have done in response to the issue;

                o       whether   the   proposal   itself  is  well  framed  and
                        reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

                o whether the subject of the proposal is best left to the discretion of the board.

                               APPENDIX B: RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. -- Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.

                             SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        VAN ECK WORLDWIDE INSURANCE TRUST
                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM

WORLDWIDE BOND FUND - S CLASS

WORLDWIDE EMERGING MARKETS FUND - S CLASS

WORLDWIDE HARD ASSETS FUND - S CLASS

WORLDWIDE REAL ESTATE FUND - S CLASS

--------------------------------------------------------------------------------

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated May 1, 2007, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

        Shareholders are advised to read and retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................2
ASSET-BACKED SECURITIES........................................................3
COLLATERALIZED MORTGAGE OBLIGATIONS............................................3
COMMERCIAL PAPER...............................................................3
CONVERTIBLE SECURITIES.........................................................4
FOREIGN SECURITIES.............................................................6
FOREIGN SECURITIES - EMERGING MARKETS RISK.....................................7
RULE 144A AND SECTION 4(2)....................................................13
SHORT SALES...................................................................14
INVESTMENT RESTRICTIONS.......................................................15
PORTFOLIO HOLDINGS DISCLOSURE.................................................18
INVESTMENT ADVISORY SERVICES..................................................19
THE DISTRIBUTOR...............................................................20
REVENUE SHARING...............................................................21
PORTFOLIO MANAGERS............................................................21
PORTFOLIO MANAGER COMPENSATION................................................23
PORTFOLIO MANAGER SHARE OWNERSHIP.............................................23
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS..................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................24
PROXY VOTING POLICIES AND PROCEDURES..........................................26
POTENTIAL CONFLICTS OF INTEREST...............................................26
CODE OF ETHICS................................................................26
TRUSTEES AND OFFICERS.........................................................27
2006 COMPENSATION TABLE.......................................................33
PRINCIPAL SHAREHOLDERS........................................................34
PURCHASE OF SHARES............................................................34
VALUATION OF SHARES...........................................................34
TAXES.........................................................................36
REDEMPTIONS IN KIND...........................................................36
DESCRIPTION OF THE TRUST......................................................36
ADDITIONAL INFORMATION........................................................37
FINANCIAL STATEMENTS..........................................................38
APPENDIX A: PROXY VOTING POLICIES.............................................39
APPENDIX B: RATINGS...........................................................52

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2007

                               GENERAL INFORMATION

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trust currently consists of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, all of which offer Initial Class, Class R1 and S Class shares; and Worldwide Absolute Return Fund, which offers Initial Class shares.

        This Statement of Additional Information ("SAI") only pertains to the S Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund," and collectively, the "Funds"). Initial Class and Class R1 Shares of the Funds, and Initial Class Shares of Worldwide Absolute Return Fund, are offered in separate prospectuses and statements of additional information. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

        Van Eck Associates Corporation serves as investment adviser (the "Adviser") to all the Funds. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

        The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT POLICIES AND RISKS

        The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds' Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

        The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

                             ASSET-BACKED SECURITIES

        The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

        Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

                       COLLATERALIZED MORTGAGE OBLIGATIONS

        The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

                                COMMERCIAL PAPER

        The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                             CONVERTIBLE SECURITIES

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

        To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds' objective.

DEBT SECURITIES

        The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

        New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

        The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

        Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

        Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

        The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Funds' Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

        When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

DIRECT INVESTMENTS

        The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

        Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Worldwide Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

        Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                               FOREIGN SECURITIES

        Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.

        In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

        Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                   FOREIGN SECURITIES - EMERGING MARKETS RISK

        The Funds may have a substantial portion of their assets in emerging markets. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

        Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

        Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

        Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

        Since the Worldwide Emerging Markets Fund may invest a portion of its total assets in Asian region investments, its investment performance may be affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region elsewhere, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investment mandate, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

        The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

        The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

        Worldwide Emerging Markets Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Funds of additional investments in those countries.

        Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

        Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

        Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

        Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

        The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may enter into currency swaps. See also "Futures and Options Transactions".

        In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

        A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

        The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

        It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

        If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

        The Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

        The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Worldwide Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

        A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

        The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Funds, and the Funds may be unable to hedge certain risks.

        The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

        For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

        The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

        The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

        Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

        It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

HARD ASSETS SECURITIES

        The Worldwide hard Assets Fund may invest up to 80% of its assets in "hard assets" securities. Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

        Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

INDEXED SECURITIES AND STRUCTURED NOTES

        The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

        Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds' limitations on illiquid securities.

MORTGAGE-BACKED SECURITIES

        The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

        Worldwide Hard Assets Fund and Worldwide Real Estate Fund may not purchase or sell real estate, but may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

        REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

        Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

        Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

                           RULE 144A AND SECTION 4 (2)

        The Funds may invest up to 15% of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

        Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

        The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

        In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4 (2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

        Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4
(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities.

                                   SHORT SALES

        Except for the Worldwide Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

SECURITIES LENDING

        The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAPS

        Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount (s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Worldwide Hard

Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

        Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

        Each Fund\may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

                             INVESTMENT RESTRICTIONS

        The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

        Non-fundamental restrictions may be changed, upon approval by the Board of Trustees, without shareholder approval.

NON-FUNDAMENTAL RESTRICTIONS

        Each Fund may not:

               1. Invest in securities which are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter, if the result is that more than 15% of the Fund's net assets would be invested in such securities.

               2. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund and Worldwide Real Estate Fund).

               3. Mortgage, pledge or otherwise encumber its assets except to secure borrowings affected within the limitations set forth in these restrictions.

               4. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.

               5. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

FUNDAMENTAL RESTRICTIONS

        Each Fund may not:

               1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

               2. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

               3. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

               4. Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

               5. Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

               6. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

               7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Worldwide Hard Assets Fund invest greater than 25% or more of its total assets in "hard asset" industries as defined in the Prospectus, and Worldwide Real Estate Fund may invest 25% or more of its total assets in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the purposes of this restriction, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

        The Adviser has represented to the Board of Trustees that it will not exercise any of the expanded authority permitted under these revised restrictions without specific Board approval, and, in the case of any material change, giving shareholders sixty days advance notice.

                          PORTFOLIO HOLDINGS DISCLOSURE

        The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

        These policies and procedures apply to employees of each Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

        The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio related information:

        Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

        DISCLOSURE TO INVESTORS. Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

        BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

        CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Funds' officers shall resolve any conflict of interest in favor of the Funds' interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

        EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

        SELECTIVE  DISCLOSURE  OF   PORTFOLIO-RELATED   INFORMATION  IN  CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

        CONDITIONAL USE OF SELECTIVELY-DISCLOSED  PORTFOLIO-RELATED INFORMATION:
To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

        COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

        SOURCE  OF  PORTFOLIO   RELATED   INFORMATION:   All   Portfolio-Related
Information   shall  be   based   on   information   provided   by  the   Fund's
administrator(s)/accounting agent.

        Each Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

        Additionally, each Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. Each Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

        Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

                          INVESTMENT ADVISORY SERVICES

        The investment adviser and manager of the Funds is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

        The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

        The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

        The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses,
legal,  auditors'  fees  and  expenses,   brokerage  commissions  for  portfolio
transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

        The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

        For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Bond Fund of $750,847, $676,094 and $548,680, respectively. The Adviser earned fees for the same years with respect to
Worldwide   Hard  Assets  Fund  of  $1,704,203,   $3,360,377   and   $6,439,627,
respectively. For 2004 fees waived for Worldwide Bond fund were $7,710 and $8,000 for Worldwide Hard Assets Fund, earning net fees of $743,137 and $1,696,203, respectively. For 2005 fees waived for Worldwide Bond fund were $0 and $0 for Worldwide Hard Assets Fund, earning net fees of $676,094 and $3,360,377, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Emerging Markets Fund in the amount of $1,690,207, $ 2,140,199 and $2,723,469, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser waived fees of $60,791, $25,008 and $0, respectively, earning net fees of $1,629,416, $ 2,115,191 and $2,723,469. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned fees with respect to Worldwide Real Estate Fund of $236,915, $286,915 and $245,577, respectively. For the years ended December 31, 2004, 2005 and 2006, the Adviser waived fees of $69,397, $85,773 and $84,526, resulting in net fees of $167,518, $201,142 and $161,051, respectively.

        Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services, the agreements provide for reimbursement to the Adviser.

                                 THE DISTRIBUTOR

        Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The
Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

        The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.

        The Fund's S Class has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Fees paid by the S Class shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institution which sell S Class shares of the Fund, or provide servicing. The Plan is a compensation type plan with a carry forward provision, which allows the Distributor to recoup distribution expenses in the event that the Plan is terminated. However, the Distributor has waived its right to recoup such expenses through May 1, 2008. Under the Plan, the S Class shares are sold with a 0.15% distribution fee, although the Plan authorizes a distribution fee of up to 0.25%. Shares of the Initial and R1 Classes are not subject to the expenses of the Plan.

        Pursuant to the Plan, the Distributor provides the Fund, at least quarterly, with a written report of the amounts expended under the Plan, and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis. The Plan is reapproved annually by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

        The Plan shall continue in effect provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information, see the Prospectus.

                                 REVENUE SHARING

        The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

        The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

                               PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

        The   Worldwide   Bond  Fund  is  managed   by  a  team  of   investment
professionals. Current members of the team include:

        CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

        In addition to being a portfolio manager for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

        GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

WORLDWIDE EMERGING MARKETS FUND

        DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

WORLDWIDE HARD ASSETS FUND

        The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

        DEREK S. VAN ECK, CFA. Mr. van Eck is Chief Investment Officer of Van Eck Global and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. From 1986 to 1988, Mr. van Eck was a fixed income analyst at CS First Boston responsible for hedging mortgage-backed securities. Mr. van Eck received an MBA from J.L. Kellogg Graduate School of Management (Northwestern) in 1993 and his BA from Williams College in Economics in 1986. He is a member of the New York Society of Security Analysts and Association of Investment Management and Research (AIMR). Mr. van Eck serves on the board of the Fred M. van Eck Forest Trust, managed in conjunction with the Pacific Forest Trust.

        Mr. van Eck also oversees and serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP and Commodity Strategies Portfolio Ltd., which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

        CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

        In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

        JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst, and currently serves as a portfolio manager for International Investors Gold Fund. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

        SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

        SHAWN REYNOLDS. Mr. Reynolds is Van Eck's senior energy analyst. Prior to joining Van Eck in 2005, he was employed at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. From 1991-2001, Mr. Reynolds covered North American, European, and global energy companies out of New York, Australia and London with Goldman Sachs, Lehman Brothers, and Credit Suisse First Boston. Prior to his career in finance, Mr. Reynolds worked at Tenneco Oil Company from 1987-1989 as an exploration geologist.

        Mr. Reynolds serves as a member of the investment teams that manage other mutual funds advised by the Adviser. He also serves as a member of the investment team for Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP, which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP have investment strategies that differ from the strategies of the mutual funds.

WORLDWIDE REAL ESTATE FUND

        SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst and serves as portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

                         PORTFOLIO MANAGER COMPENSATION

        Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.

                        PORTFOLIO MANAGER SHARE OWNERSHIP

        The following table represents the share ownership of each member of the Fund's investment teams.*

                                                    AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
      NAME OF             DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
  INVESTMENT TEAM     OF EQUITY SECURITIES            OVERSEEN BY FAMILY
      MEMBER            IN THE FUND (OO)           OF INVESTMENT COMPANIES
------------------- ------------------------ -----------------------------------

Charles Cameron               None                   $100,001 - $500,000
Joseph Foster                 None                         $50,000
Samuel Halpert                None                         $50,000
Gregory Krenzer               None                    $50,000 - $100,000
Charl Malan                   None                    $50,000 - $100,000
Shawn Reynolds                None                    $10,001 - $50,000
David Semple             $10,001-$50,000             $100,001 - $500,000
Derek van Eck                 None                   $500,001 - $1,000,000


+ The valuation date for the Portfolio Manager Share Ownership table is March 31, 2007.

oo      In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.

                  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

        Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

                         NUMBER OF
                         ACCOUNTS        TOTAL ASSETS IN
                          MANAGED       ACCOUNTS MANAGED                                                          ACCOUNTS/
                        OUTSIDE THE       WITHIN OTHER         TOTAL ASSETS IN                              ASSETS FOR WHICH THE
                          VAN ECK          REGISTERED          ACCOUNTS MANAGED       TOTAL ASSETS IN          ADVISORY FEE IS
NAME OF PORTFOLIO       MUTUAL FUND        INVESTMENT        WITHIN OTHER POOLED      OTHER ACCOUNTS              PARTIALLY
MANAGER                   COMPLEX           COMPANIES        INVESTMENT VEHICLES          MANAGED           BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Charles Cameron              1                 n/a              $4.07 million                n/a               1 - $4.07 million
------------------------------------------------------------------------------------------------------------------------------------
Joseph Foster                5                 n/a              $92.98 million         $702.25 million        1 - $92.98 million
------------------------------------------------------------------------------------------------------------------------------------
Samuel Halpert               0                 n/a                   n/a                     n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------
Gregory Krenzer              0                 n/a                   n/a                     n/a                       0
------------------------------------------------------------------------------------------------------------------------------------
Charl Malan                 n/a                n/a                   n/a                     n/a                       0
------------------------------------------------------------------------------------------------------------------------------------
Shawn Reynolds               2                 n/a              $9.29 million                n/a               2 - $9.29 million
------------------------------------------------------------------------------------------------------------------------------------
David Semple                 2                 n/a                   n/a               $23.63 million          1 - $5.08 million
------------------------------------------------------------------------------------------------------------------------------------
Derek van Eck                7                 n/a             $971.22 million               n/a              7 - $971.22 million
------------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

        In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

        The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

        Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors, which the Adviser considers in making such allocations, are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

        While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

        For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Emerging Markets Fund were 81%, 65% and 52%, respectively. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Hard Assets Fund were 60%, 52% and 78%, respectively.

        The annual portfolio turnover rate of the Worldwide Bond Fund and Worldwide Real Estate Fund may exceed 100%. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for Worldwide Bond Fund were 0%, 16% and 19%, respectively. For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates of Worldwide Real Estate Fund were 29%, 22% and 26%, respectively. Funds with a higher portfolio turnover rate will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate and the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

        The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

        For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $441,886, Worldwide Real Estate Fund paid $23,619 and Worldwide Emerging Markets Fund paid $1,175,973 in brokerage commissions. For the fiscal year ended December 31, 2005, Worldwide Hard Assets Fund paid $812,559, Worldwide Real Estate Fund paid $38,810 and Worldwide Emerging Markets Fund paid $849,967 in brokerage commissions. For the fiscal year ended December 31, 2006, Worldwide Hard Assets Fund paid $1,294,288, Worldwide Real Estate Fund paid $22,290 and Worldwide Emerging Markets Fund paid $930,407 in brokerage commissions.

        For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $291,606, Worldwide Real Estate Fund paid $18,295, and Worldwide Emerging Markets Fund paid $1,024,643 in commissions to broker-dealers providing research and other services, representing 66%, 54% and 87%, respectively, of total commissions paid by such Funds. For the fiscal year ended December 31, 2005, Worldwide Hard Assets Fund paid $696,664, Worldwide Real Estate Fund paid $18,099 and Worldwide Emerging Markets Fund paid $825,744 in commissions to broker-dealers providing research and other services, representing 86%, 47% and 97%, respectively, of total commissions paid by such Funds. For the fiscal year ended December 31, 2006, Worldwide Hard Assets Fund paid $1,238,341, Worldwide Real Estate Fund paid $16,389 and Worldwide Emerging Markets Fund paid $906,851 in commissions to broker-dealers providing research and other services, representing 25%, 74% and 97%, respectively, of total commissions paid by such Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

        The Funds' proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

        Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

                         POTENTIAL CONFLICTS OF INTEREST

        The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., Global Energy Opportunity Partners L.P. and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., Global Energy Opportunity Fund, Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

        Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

        The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

        When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

                                 CODE OF ETHICS

        The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

        Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

                              TRUSTEES AND OFFICERS

RESPONSIBILITIES OF THE BOARD

        The Board of Trustees is responsible for supervising the operation of the Trust and the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Adviser and others who provide services to the Funds. The Board of Trustees met seven times during the Trust's fiscal year ending December 31, 2006. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

STANDING COMMITTEES

        The Board of Trustees has an Audit Committee and a Governance Committee.

AUDIT COMMITTEE

        During the 2006 fiscal year, the members of the Audit Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial experts are David
J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

GOVERNANCE COMMITTEE

        During the 2006 fiscal year, the members of the Governance Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

        The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

        The Independent  Trustees  shall,  when  identifying  candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

        The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

        The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

TRUSTEE INFORMATION

        The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

                            POSITION(S) HELD                                         NUMBER OF
                               WITH FUND,                                           PORTFOLIOS
                                TERM OF                     PRINCIPAL                 IN FUND                     OTHER
TRUSTEE'S                    OFFICE (2) AND               OCCUPATION(S)             COMPLEX (3)               DIRECTORSHIPS
NAME, ADDRESS (1)              LENGTH OF                   DURING PAST              OVERSEEN BY           HELD OUTSIDE THE FUND
AND AGE                       TIME SERVED                   FIVE YEARS                TRUSTEE                  COMPLEX (3)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik               Trustee since         Managing Partner, Sinclair              9            Director of Sears Canada
51 (++) (P)                March 2006            Capital LLC; Consultant to                           Inc. since May 2006..
                                                 various asset management
                                                 companies.
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman          Trustee               Private Investor.                       9            Director of Ladig, Inc. and
71 (++) (P)                Since 1994                                                                 Minnesota Public Radio.
------------------------------------------------------------------------------------------------------------------------------------

                            POSITION(S) HELD                                         NUMBER OF
                               WITH FUND,                                           PORTFOLIOS
                                TERM OF                     PRINCIPAL                 IN FUND                     OTHER
TRUSTEE'S                    OFFICE (2) AND               OCCUPATION(S)             COMPLEX (3)               DIRECTORSHIPS
NAME, ADDRESS (1)              LENGTH OF                   DURING PAST              OVERSEEN BY           HELD OUTSIDE THE FUND
AND AGE                       TIME SERVED                   FIVE YEARS                TRUSTEE                  COMPLEX (3)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Wayne H. Shaner            Trustee since March   Managing Partner, Rockledge             9            Director , The Torray Funds,
59 (++) (P)                2006                  Partners LLC, since September                        since 1993 (Chairman of the
                                                 2003; Public Member Investment                       Board since December 2005);
                                                 Committee, Maryland State                            Director/Trustee of two other
                                                 Retirement System since 1991;                        investment companies advised
                                                 Vice President, Investments,                         by the Adviser.
                                                 Lockheed Martin Corporation
                                                 (formerly Martin Marietta
                                                 Corporation), 1976-September 2003.
------------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short          Vice Chairman         Managing Director, The GlenRock         14           None.
53 (++) (P)                and Trustee           Group, LLC (private equity
                           Since June 2004       investment firm), May 1, 2004 to
                                                 present; President, Apex Capital
                                                 Corporation (personal investment
                                                 vehicle), Jan. 1988 to present;
                                                 President, Matrix Global
                                                 Investments, Inc. and predecessor
                                                 company (private investment
                                                 company), Sept. 1995 to Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D.                 Chairman              President and CEO, SmartBrief,          14           None.
Stamberger                 and Trustee           Inc.
47 (++) (P)                Since 1994
------------------------------------------------------------------------------------------------------------------------------------

(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Mr. Olderman, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(++)    Member of the Governance Committee. (P) Member of the Audit Committee.

OFFICER INFORMATION

        The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER'S NAME,                                            TERM OF
ADDRESS (1)               POSITION(S) HELD            OFFICE AND LENGTH                       PRINCIPAL OCCUPATIONS
AND AGE                       WITH FUND                 OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Charles T. Cameron       Vice President               Since 1996               Director of Trading, Van Eck Associates
4                                                                              Corporation; Co-Portfolio Manager, Worldwide Bond
                                                                               Fund Series; Officer of three other investment
                                                                               companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Keith J. Carlson         Chief Executive              Since 2004               President, Van Eck Associates Corporation, and
50                       Officer and                                           President, Van Eck Securities Corporation since
                         President                                             February 2004; Private Investor, June 2003-January
                                                                               2004; Independent Consultant, Waddell & Reed, Inc.,
                                                                               April 2003-May 2003; Senior Vice President, Waddell
                                                                               & Reed, Inc., December 2002-March 2003;
                                                                               President/Chief Executive
                                                                               Officer/Director/Executive Vice President/Senior
                                                                               Vice President, Mackenzie Investment Management
                                                                               Inc., April 1985-December 2002. President/Chief
                                                                               Executive Officer/Director, Ivy Mackenzie
                                                                               Distributors, Inc., June 1993-December 2002;
                                                                               Chairman/Director/President, Ivy Mackenzie Services
                                                                               Corporation, June 1993-December 2002;
                                                                               Chairman/Director/Senior Vice President, Ivy
                                                                               Management Inc., January 1992-December 2002;
                                                                               Officer of three other investment companies advised
                                                                               by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley         Vice President               Since 1988               Vice President, Van Eck Associates Corporation;
52                                                                             Vice President, Mutual Fund Operations, Van Eck
                                                                               Securities Corporation; Officer of three other
                                                                               investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

OFFICER'S NAME,                                            TERM OF
ADDRESS (1)               POSITION(S) HELD            OFFICE AND LENGTH                        PRINCIPAL OCCUPATIONS
AND AGE                       WITH FUND                 OF TIME SERVED                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Thomas K. Lynch          Chief Compliance Officer   Since January 2007          Chief Compliance Officer, Van Eck Associates
50                                                                              Corporation and Van Eck Absolute Return Advisers
                                                                                Corp., since January 2007; Vice President, Van Eck
                                                                                Associates Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., and Treasurer of Van Eck Mutual
                                                                                Funds, April 2005 - December 2006; Second Vice
                                                                                President, investment Reporting, TIAA-CREF,
                                                                                January 1996 - April 2005; Senior Manager, Audits,
                                                                                Grant Thornton, December 1993 - January 1996;
                                                                                Senior Manager, Audits, McGladrey & Pullen,
                                                                                December 1986 - December 1993; Officer of three
                                                                                other investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McBrien        Senior Vice                Since December              Senior Vice President, General Counsel, and
58                       President and              2005                        Secretary, Van Eck Associates Corporation, Van Eck
                         Secretary                                              Securities Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., since December 2005; Managing
                                                                                Director, Chatsworth Securities LLC, March
                                                                                2001-November 2005; Private Investor/Consultant,
                                                                                September 2000- February 2001; Executive Vice
                                                                                President and General Counsel, Mainstay Management
                                                                                LLC, September 1999- August 2000.; Officer of
                                                                                three other investment companies advised by the
                                                                                Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Alfred J. Ratcliffe      Vice President and         Since December 2006         Vice President, Van Eck Associates Corporation
59                       Treasurer                                              since November 2006; Vice President and Director
                                                                                of Mutual Fund Accounting and Administration,
                                                                                PFPC, March 2000 to November 2006; First Vice
                                                                                President and Treasurer, Zweig Mutual Funds, March
                                                                                1995 to December 1999; Vice President and Director
                                                                                of Mutual Fund Accounting and Administration, The
                                                                                Bank of New York, December 1987 to March 1995;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Jonathan R. Simon        Vice President and         Since 2006                  Vice President, Associate General Counsel, Van Eck
32                       Assistant Secretary                                    Associates Corporation, Van Eck Securities
                                                                                Corporation and Van Eck Absolute since 2006 Return
                                                                                Advisers Corp. since August 2006, Associate,
                                                                                Schulte Roth & Zabel LLP, July 2004 - July 2006;
                                                                                Associate, Carter Ledyard & Milburn LLP, September
                                                                                2001 - July 2004; Officer of three other
                                                                                investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith           Senior Vice                Since 1985                  Senior Vice President and Chief Financial Officer,
51                       President and Chief                                    Van Eck Associates Corporation; Senior Vice
                         Financial Officer                                      President, Chief Financial Officer, Treasurer and
                                                                                Controller, Van Eck Securities Corporation and Van
                                                                                Eck Absolute Return Advisers Corp.; Officer of
                                                                                three other investment companies advised by the
                                                                                Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck         Executive Vice             Since 2004                  Director of Van Eck Associates Corporation;
42                       President                                              Director and Executive Vice President, Van Eck
                                                                                Securities Corporation; Director and Executive
                                                                                Vice President, Van Eck Absolute Return Advisers
                                                                                Corp.; Director, Greylock Capital Associates LLC;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------

OFFICER'S NAME,                                            TERM OF
ADDRESS (1)                POSITION(S) HELD           OFFICE AND LENGTH                        PRINCIPAL OCCUPATIONS
AND AGE                       WITH FUND                OF TIME SERVED                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck           Executive Vice             Since 2005                  Director of Van Eck Associates Corporation;
43                       President                                              Director and Executive Vice President, Van Eck
                                                                                Securities Corporation; Director and Executive
                                                                                Vice President, Van Eck Absolute Return Advisers
                                                                                Corp.; Director, Greylock Capital Associates LLC;
                                                                                Officer of three other investment companies
                                                                                advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

        The van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

TRUSTEE SHARE OWNERSHIP

        For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2006 is shown below.

                                                    AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
                      OF EQUITY SECURITIES      OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR        IN THE TRUST (1)           OF INVESTMENT COMPANIES
------------------- ------------------------ -----------------------------------
Jon Lukomnik                 None                     $50,000-$100,000
David J. Olderman            None                     $10,001-$50,000
Wayne H. Shaner              None                           None
R. Alastair Short            None                     $10,001-$50,000
Richard D. Stamberger        None                       Over $100,000

(1)     The valuation  date for the Trustee Share  Ownership  table is March 31,
        2007.

                             2006 COMPENSATION TABLE

        A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2006. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

COMPENSATION TABLE
------------------

                                                                             PENSION OR         ESTIMATED       TOTAL COMPENSATION
                                                                        RETIREMENT BENEFITS       ANNUAL        FROM THE TRUST AND
                                   AGGREGATE            DEFERRED              ACCRUED            BENEFITS            THE FUND
NAME OF                           COMPENSATION        COMPENSATION         AS PART OF THE          UPON          COMPLEX (5) PAID
DIRECTOR                         FROM THE TRUST      FROM THE TRUST       TRUST'S EXPENSES      RETIREMENT          TO TRUSTEE
----------------               ------------------  ------------------ ----------------------- --------------  ----------------------
Richard C. Cowell(1)                $21,856                $0                   N/A                N/A                $47,500
Jon Lukomnik (2)                       $0               $25,386                 N/A                N/A                $49,366
David J. Olderman                   $23,141                $0                   N/A                N/A                $45,000
Ralph F. Peters(3)                  $11,056                $0                   N/A                N/A                $21,500
Wayne H. Shaner (2)                 $21,856                $0                   N/A                N/A                $42,500
R. Alastair Short (4)               $25,970                $0                   N/A                N/A                $62,500
Richard D. Stamberger (4)           $23,141             $10,474                 N/A                N/A              $75,199 (6)

(1)     Mr.  Cowell  resigned  as  Independent  Trustee  of the Trust  effective
        12/31/2006.

(2) Messrs. Lukomnik and Shaner were elected as Independent Trustees of the Trust effective March 7, 2006.

(3)     Mr.  Peters  resigned  as  Independent  Trustee  of the Trust  effective
        6/19/2006.

(4) Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(5) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(6)     This includes deferred compensation from the entire complex.

                             PRINCIPAL SHAREHOLDERS

        As of March 30, 2007, shareholders of record of 5% or more of the outstanding shares of the S Class shares of the Funds were as follows:




INSURANCE COMPANY                       WWHA       WWEM       WWRE       WWBD
--------------------------------------------------------------------------------

        Midland National Life          99.26%

        Van Eck Associates Corp.       0.74%



                               PURCHASE OF SHARES

        The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

                               VALUATION OF SHARES

        The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

        Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

        The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

        The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

        Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

        Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

        In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

        Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

        The Board of Trustees authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service

        There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

                                      TAXES

        This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

        Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

        As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

        The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer.

        Make special note that for foreign securities, foreign taxes may be imposed on these investments by the foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

        The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

                               REDEMPTIONS IN KIND

        The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                            DESCRIPTION OF THE TRUST

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

        The Funds are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

        Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

        Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             ADDITIONAL INFORMATION

        CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

        TRANSFER  AGENT.   Forum  Financial  Group  LLC,  Two  Portland  Square,
Portland, Maine 04101, serves as the Funds' transfer agent.

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

        COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

        The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year ended December 31, 2006, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

                        APPENDIX A: PROXY VOTING POLICIES
                              ADOPTED JULY 30, 2003
                             AMENDED APRIL 20, 2004
                             AMENDED APRIL 14, 2005

                                  INTRODUCTION

        Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

        When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

                      PROXY VOTING POLICIES AND PROCEDURES

RESOLVING MATERIAL CONFLICTS OF INTEREST
----------------------------------------

        o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

        o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

                      Where  the  written  guidelines  set out a  pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

                      Where the guidelines  permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

                      The potential conflict will be disclosed to the client (a)
               with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

        Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

                           REASONABLE RESEARCH EFFORTS

        When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

VOTING CLIENT PROXIES

        o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

        o The portfolio manager or analyst covering the security is responsible for making voting decisions.

        o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

        o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

CLIENT INQUIRIES

        All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

DISCLOSURE TO CLIENTS

        o      Notification of Availability of Information

                      Client  Brochure.  The Client  Brochure or Part II of Form
               ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

        o      Availability of Proxy Voting Information

                      At  the  client's  request  or if the  information  is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

RECORDKEEPING REQUIREMENTS

        o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

                --      proxy statements received;

                --      identifying number for the portfolio security;

                --      shareholder meeting date;

                --      brief identification of the matter voted on;

                -- whether the vote was cast on the matter and how the vote was cast;

                --      how the vote was cast (e.g., for or against proposal, or
                        abstain;   for  or   withhold   regarding   election  of
                        directors);

                -- records of written client requests for information on how VEAC voted proxies on behalf of the client;

                -- a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

                -- any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

        o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

        o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

        o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

                             PROXY VOTING GUIDELINES

                             I. GENERAL INFORMATION

        Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

        If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

                           II. OFFICERS AND DIRECTORS

A.      THE BOARD OF DIRECTORS

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

        Vote on a case-by-case basis for director nominees, examining factors such as:

                o long-term corporate performance record relative to a market index;

                o       composition of board and key board committees;

                o       nominee's investment in the company;

                o       whether a retired CEO sits on the board; and

                o       whether the chairman is also serving as CEO.

        In cases of significant votes and when information is readily available, we also review:

                o       corporate governance provisions and takeover activity;

                o       board decisions regarding executive pay;

                o       director compensation;

                o       number of other board seats held by nominee; and

                o       interlocking directorships.

B.      CHAIRMAN AND CEO ARE THE SAME PERSON

        Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.      MAJORITY OF INDEPENDENT DIRECTORS

        Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

        Vote for  shareholder  proposals  that  request  that the  board  audit,
compensation  and/or  nominating   committees  include   independent   directors
exclusively.

D.      STOCK OWNERSHIP REQUIREMENTS

        Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.      TERM OF OFFICE

        Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.      DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

        Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

        Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.      DIRECTOR NOMINEES IN CONTESTED ELECTIONS

        Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

                o long-term financial performance of the target company relative to its industry;

                o       management's track record;

                o       background to the proxy contest;

                o       qualifications of director nominees (both slates);

                o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

                o       stock ownership positions.

H.      BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

        Generally, vote against proposals to stagger board elections.

        Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.      SHAREHOLDER ABILITY TO REMOVE DIRECTORS

        Vote against proposals that provide that directors may be removed only for cause.

        Vote for proposals to restore shareholder ability to remove directors with or without cause.

        Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.      SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

        Vote for proposals that seek to fix the size of the board.

        Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

                               III. PROXY CONTESTS

A.      REIMBURSE PROXY SOLICITATION EXPENSES

        Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

                                  IV. AUDITORS

A.      RATIFYING AUDITORS

        Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

        Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

                    V. SHAREHOLDER VOTING AND CONTROL ISSUES

A.      CUMULATIVE VOTING

        Generally, vote against proposals to eliminate cumulative voting.

        Generally, vote for proposals to permit cumulative voting.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

        Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

        Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.      POISON PILLS

        Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

        Vote on a case-by-case basis management proposals to ratify a poison pill.

E.      FAIR PRICE PROVISION

        Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.      GREENMAIL

        Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.      UNEQUAL VOTING RIGHTS

        Vote against dual class exchange offers.

        Vote against dual class recapitalizations

I.      SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT  TO AMEND THE  CHARTER  OR
        BYLAWS

        Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.      SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

        Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.      WHITE KNIGHT PLACEMENTS

        Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.      CONFIDENTIAL VOTING

        Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        Generally, vote for management proposals to adopt confidential voting.

M.      EQUAL ACCESS

        Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.      BUNDLED PROPOSALS

        Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

O.      SHAREHOLDER ADVISORY COMMITTEES

        Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

                              VI. CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

        Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

        Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.      STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

        Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.      REVERSE STOCK SPLITS

        Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.      BLANK CHECK PREFERRED AUTHORIZATION

        Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

        Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

        Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.      SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

        Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.      ADJUST PAR VALUE OF COMMON STOCK

        Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.      PREEMPTIVE RIGHTS

        Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.      DEBT RESTRUCTURINGS

        Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

                o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

                o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

                o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

        Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.      SHARE REPURCHASE PROGRAMS

        Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                           VII. EXECUTIVE COMPENSATION

        In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

                          VIII. COMPENSATION PROPOSALS

A.      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

        Vote for plans that place a cap on the annual grants any one participant may receive.

B.      AMEND ADMINISTRATIVE FEATURES

        Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.      AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

        Generally, vote for amendments to add performance goals to existing compensation plans.

D.      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

        Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

        Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.      SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

        Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

        Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

        Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.      GOLDEN AND TIN PARACHUTES

        Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

        Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.      EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

        Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

I.      401(K) EMPLOYEE BENEFIT PLANS

        Generally, vote for proposals to implement a 401(k) savings plan for employees.

                           IX. STATE OF INCORPORATION

A.      VOTING ON STATE TAKEOVER STATUTES

        Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.      VOTING ON REINCORPORATION PROPOSALS

        Vote on a case-by-case basis proposals to change a company's state of incorporation.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A.      MERGERS AND ACQUISITIONS

        Vote  on  a  case-by-case   basis  proposals   related  to  mergers  and
acquisitions, taking into account at least the following:

                o       anticipated financial and operating benefits;

                o       offer price (cost vs. premium);

                o       prospects of the combined companies;

                o       how the deal was negotiated; and

                o changes in corporate governance and their impact on shareholder rights.

B.      CORPORATE RESTRUCTURING

        Vote  on  a  case-by-case   basis  proposals   related  to  a  corporate
restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.      SPIN-OFFS

        Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.      ASSET SALES

        Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.      LIQUIDATIONS

        Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.      APPRAISAL RIGHTS

        Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.      CHANGING CORPORATE NAME

        Vote on a case-by-case basis proposal to change the corporate name.

                             XI. MUTUAL FUND PROXIES

A.      ELECTION OF TRUSTEES

        Vote on trustee nominees on a case-by-case basis.

B.      INVESTMENT ADVISORY AGREEMENT

        Vote on investment advisory agreements on a case-by-case basis.

C.      FUNDAMENTAL INVESTMENT RESTRICTIONS

        Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.      DISTRIBUTION AGREEMENTS

        Vote on distribution agreements on a case-by-case basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

        In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

        In most  cases,  however,  we vote  for  disclosure  reports  that  seek
additional  information,   particularly  when  it  appears  companies  have  not
adequately addressed shareholders' social and environmental concerns.

        In  determining  our  vote  on  shareholder   social  and  environmental
proposals, we analyze factors such as:

                o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

                o       the percentage of sales, assets and earnings affected;

                o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

                o       whether  the  company  has  already  responded  in  some
                        appropriate   manner  to  the  request   embodied  in  a
                        proposal;

                o whether the company's analysis and voting recommendation to shareholders is persuasive;

                o       what other companies have done in response to the issue;

                o       whether   the   proposal   itself  is  well  framed  and
                        reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

                o whether the subject of the proposal is best left to the discretion of the board.

                               APPENDIX B: RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.

                             SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        VAN ECK WORLDWIDE INSURANCE TRUST
                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM

WORLDWIDE ABSOLUTE RETURN FUND

--------------------------------------------------------------------------------

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Van Eck Worldwide Insurance Trust Prospectus for the Initial Class shares of the above listed Fund dated May 1, 2007, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

        Shareholders are advised to read and retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

General Information.........................................................   3
Investment Restrictions.....................................................  14
Portfolio Holdings Disclosure...............................................  15
Investment Advisory Services................................................  16
Approval of Advisory Agreement..............................................  17
The Distributor.............................................................  19
Portfolio Managers..........................................................  19
Portfolio Manager Compensation..............................................  20
Portfolio Manager Share Ownership...........................................  20
Other Accounts Managed By The Portfolio Managers............................  20
Portfolio Transactions and Brokerage........................................  21
Potential Conflicts of Interest.............................................  22
Proxy Voting Policies and Procedures........................................  23
Code of Ethics..............................................................  23
Trustees and Officers.......................................................  23
2006 Compensation Table.....................................................  29
Principal Shareholders......................................................  30
Purchase of Shares..........................................................  30
Valuation of Shares.........................................................  30
Taxes.......................................................................  32
Redemptions In Kind.........................................................  32
Description of The Trust....................................................  33
Additional Information......................................................  33
Financial Statements........................................................  34
Appendix: Ratings...........................................................  35

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

                               GENERAL INFORMATION

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust started operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trust currently consists of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, all of which offer Initial Class, Class R1 and S Class shares; and Worldwide Absolute Return Fund, which offers Initial Class shares.

        This Statement of Additional Information ("SAI") only pertains to the Initial Class shares of Worldwide Absolute Return Fund (the "Fund"). Initial Class, Class R1 and S Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund are offered in separate prospectuses and statements of additional information. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

        Van Eck Associates Corporation serves as investment adviser (the "Adviser") to the Fund. Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

                       INVESTMENT OBJECTIVES AND POLICIES

        The following is additional information regarding the investment policies used by the Fund in attempting to achieve its objectives, and should be read with the sections of the Fund's Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

        The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

                   SELECTION OF SUB-ADVISERS AND DUE DILIGENCE

        The Fund pursues its objective by utilizing a diversified "manager of managers" investment approach. To manage its assets, the Fund selects multiple investment sub-advisers (the "Sub-Advisers") with experience in managing absolute return strategies for private investment accounts, private investment funds commonly referred to as "hedge funds" and/or other accounts.

        The Adviser determines the allocation of a Fund's assets among the various Sub-Advisers, and has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Fund's Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval, subject to the approval of the Fund's Board of Trustees. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

        The Adviser conduct a due diligence process for selecting Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

        As part of the due diligence process, the Adviser reviews information from its own as well as from outside sources, including third party providers and consultants. The Adviser uses the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources.

        The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

                       COLLATERALIZED MORTGAGE OBLIGATIONS

        The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

                                COMMERCIAL PAPER

        The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                             CONVERTIBLE SECURITIES

        The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

        To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

                                 DEBT SECURITIES

        The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's.

However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

        New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

        The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

                               DEPOSITARY RECEIPTS

        The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

        Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

                                   DERIVATIVES

        The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

        When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund hold a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

                               DIRECT INVESTMENTS

        The Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

        Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

        Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                               FOREIGN SECURITIES

        Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

        In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

        Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                   FOREIGN SECURITIES - EMERGING MARKETS RISK

        The Fund may have a substantial portion of its assets in emerging markets. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

        Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

        Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

        Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, the Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

        The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by its investment policies of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of the Fund to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

        The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

        The Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

        Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

        Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Fund, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

               FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

        Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

        Changes in currency exchange rates may affect the Fund's net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce the Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

        The Fund will enter into forward contracts to duplicate a cash market transaction.

        In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

        A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

        The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Fund's Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

        It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

        If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

               FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

        The Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

        The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may engage in these transactions for hedging purposes and for other purposes. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

        The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

        The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Fund, and the Fund may be unable to hedge certain risks.

        The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

        The Fund may invest, for hedging and other purposes (such as creating synthetic positions), up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

        The Fund may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When the Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

        The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

        Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

        It is the policy the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Fund and its shareholders. One of the requirements is that at least 90% of the Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contract transactions may be materially limited by this test.

                             HARD ASSETS SECURITIES

        The Fund may invest in "hard assets" securities. Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to:
(i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and
(vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

        Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

                     INDEXED SECURITIES AND STRUCTURED NOTES

        The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

        Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund's limitations on illiquid securities.

                             REAL ESTATE SECURITIES

        The Fund may not purchase or sell real estate, but may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

        REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

                              REPURCHASE AGREEMENTS

        The Fund may enter into a repurchase agreement. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

        Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

                      RULE 144A AND SECTION 4(2) SECURITIES

        The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

        Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

        The Adviser will monitor the liquidity of restricted securities in the Fund's holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

        In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

        Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities.

                               SECURITIES LENDING

        The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

                                      SWAPS

        The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

        Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

                        WHEN, AS AND IF ISSUED SECURITIES

        The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

                             INVESTMENT RESTRICTIONS

        The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

        The Fund may not:

        1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

        2. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

        3. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

        4. Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

        5. Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

        6. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

        7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                          PORTFOLIO HOLDINGS DISCLOSURE

        The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund's portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund's shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

        These policies and procedures apply to employees of the Fund's Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings. These policies and procedures are made available to each service provider.

        The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

        Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

        BEST INTEREST OF THE FUND: Information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund's Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Fund's officers to be in the best interest of Fund shareholders.

        CONFLICTS OF INTEREST: Should a conflict of interest arise between the Fund and other service providers regarding the possible disclosure of Portfolio-Related Information, the Fund's officers shall resolve any conflict of interest in favor of the Fund's interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

        EQUALITY OF DISSEMINATION: Shareholders of the Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

        SELECTIVE  DISCLOSURE  OF   PORTFOLIO-RELATED   INFORMATION  IN  CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for the Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

        CONDITIONAL USE OF SELECTIVELY-DISCLOSED  PORTFOLIO-RELATED INFORMATION:
To the extent practicable, each of the Fund's officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

        COMPENSATION: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

        SOURCE  OF  PORTFOLIO   RELATED   INFORMATION:   All   Portfolio-Related
Information   shall  be   based   on   information   provided   by  the   Fund's
administrator(s)/accounting agent.

        The Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

        Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

        Currently,   there  are  no  agreements   in  effect  where   non-public
information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

                          INVESTMENT ADVISORY SERVICES

        The investment adviser and manager of the Fund is the Adviser, a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

        The Worldwide Absolute Return Fund has entered into Sub-Advisory Agreements with the following Sub-Advisers: AXA Rosenberg Investment Management LLC, Analytic Investors, Inc. ("Analytic"), Lazard Asset Management LLC ("LAM"), Martingale Asset Management, L.P., and PanAgora Asset Management, Inc. As of the date of this SAI, the Fund's assets are allocated between Analytic and LAM. The Adviser and Sub-Advisers furnish an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. With respect to Worldwide Absolute Return Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

        The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreements, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

        The Advisory Agreement and Sub-Advisory Agreements provide that they shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreements or Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned within the meaning of the 1940 Act.

        The expenses borne by the Fund includes the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, interest and dividends paid on securities sold short, taxes, (if any), the advisory fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

        The management fee for Worldwide Absolute Return Fund is at an annual rate of 2.50% of average daily net assets. These fees are computed daily and paid monthly and include the fee paid to the Adviser for accounting and administrative services. For the years ended December 31, 2004, 2005 and 2006, the Adviser earned a fee in the amounts of $136,888, $145,031, and $182,535, respectively.

        The Adviser agreed to assume expenses exceeding 2.50% of average daily net assets, except for interest, taxes, dividends on securities sold short, brokerage commissions and extraordinary expenses. For the years ended December 31, 2004, 2005 and 2006, the Adviser assumed expenses in the amount of $84,512, $67,887 and $56,362, respectively.


                                 THE DISTRIBUTOR

        Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly owned subsidiary of the Adviser. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.

        The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

                               PORTFOLIO MANAGERS

INVESTMENT ADVISER SUPERVISORS
------------------------------

        DAVID SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

        JAN VAN ECK. Mr. van Eck has been the President and Trustee of the Van Eck family of funds since 1998. Mr. van Eck serves as part of the investment team advising the Worldwide Absolute Return Fund. He also serves as a Director of the Adviser and a Director of a wholly owned subsidiary of the Adviser.

        Neither Mr. van Eck nor Mr. Semple take an active roll in making investment decisions for the Fund's assets.

INVESTMENT TEAMS OF THE FUNDED SUB-ADVISERS

        Portions of the Fund's assets are currently managed by Sub-Advisers Analytic and LAM.

        The following portfolio managers manage the portion of the Fund's assets assigned to Analytic:

        DENNIS BEIN. Mr. Bein has been with Analytic since 1995 and has served as Analytic's Chief Investment Officer since October 2004. Prior to that, Mr. Bein was a portfolio manager at Analytic. Mr. Bein has primary responsibility for the oversight of the firm's equity based investment strategies.

        STEVE SAPRA. Mr. Sapra has been with Analytic since 1999 as portfolio manager. Mr. Sapra serves as lead portfolio manager for U.S. equity based strategies.

        The portion of the Fund's assets allocated to LAM is managed by a team of portfolio managers. David Cleary, a Managing Director of LAM, is the principal person responsible for managing the Fund's assets allocated to LAM. Since 2003, Mr. Cleary has managed asset allocation products for high net worth individuals, foundations, endowments and institutions at LAM. From 1994 to 2003, Mr. Cleary served as a fixed-income portfolio manager at LAM.

                         PORTFOLIO MANAGER COMPENSATION

        LAM's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have investment objectives, strategies, risks and fees similar to those of the Fund. Portfolio managers responsible for managing a portion of the assets of the Fund may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios. LAM compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce LAM's investment philosophy such as leadership, teamwork and mentoring. Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team. Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectuses) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers also have an interest in the LAM Equity Plan, an equity based incentive program for LAM. The plan offers permanent equity in LAM to a significant number of its professionals, including portfolio managers, and an opportunity to participate in the future growth of LAM. In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

        For Analytic, the compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm; the overall success of the department or team; and an individual's contribution to the team. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

                        PORTFOLIO MANAGER SHARE OWNERSHIP

        The  Sub-Advisers  of  the  Worldwide  Absolute  Return  Fund  (Analytic
Investors, Inc., AXA Rosenberg Investment Management LLC, Lazard Asset Management LLC, Martingale Asset Management, L.P., and PanAgora Asset Management, Inc.,) have each asserted that the portfolio managers responsible for managing the Fund do not own any interest in the Van Eck fund complex.

                OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

        Certain of the above-referenced investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category, as of December 31, 2006.

                    NUMBER OF
                    ACCOUNTS
                     MANAGED         TOTAL ASSETS IN         TOTAL ASSETS IN                                   ACCOUNTS/
                     OUTSIDE        ACCOUNTS MANAGED            ACCOUNTS                                    ASSETS FOR WHICH
                     THE VAN          WITHIN OTHER           MANAGED WITHIN                                 THE ADVISORY FEE
NAME OF            ECK MUTUAL          REGISTERED             OTHER POOLED          TOTAL ASSETS IN           IS PARTIALLY
PORTFOLIO             FUND             INVESTMENT              INVESTMENT           OTHER ACCOUNTS              BASED ON
MANAGER              COMPLEX            COMPANIES               VEHICLES                MANAGED               PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
ANALYTIC
------------------------------------------------------------------------------------------------------------------------------------
Dennis Bein          67              28 Accounts;           14 Accounts;            25 Accounts;           27 Accounts;
                                     $3,487 million         $2,115.2 million        $873.9 million         $1,680.4 million
------------------------------------------------------------------------------------------------------------------------------------
Steve Sapra          51              19 Accounts;           7 Accounts;             25 Accounts;           16 Accounts;
                                     $2,777.2 million       $1,529.4 million        $1,220.5 million       $897.1 million
------------------------------------------------------------------------------------------------------------------------------------

LAM
------------------------------------------------------------------------------------------------------------------------------------
David Cleary         176             0 Accounts;            7 Account;              169 Accounts;          0 Account;
                     $254.5          $0                     $45.7 million           $208.8 Million         $0
                     million
------------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser and the Sub-Advisers, are responsible for decisions to buy and sell securities and other investments for the Fund, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

        In purchasing and selling the Fund's portfolio investments, it is the Adviser's and Sub-Advisers' policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser and Sub-Advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

        The Adviser or a Sub-Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser or a Sub-Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Sub-Adviser under its Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser, or Sub-Adviser in serving its other clients or clients of the Adviser's affiliates.

        The  Trustees   periodically  review  the  Adviser's  and  Sub-Advisers'
performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

        Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser, a Sub-Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and Sub-Advisers to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which are considered in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client may also be held by one or more of other clients or by clients of affiliates. When two or more clients or clients of affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

        The Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or a Sub-Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of the Fund may vary greatly from year to year.

        For the years ended December 31, 2004, 2005 and 2006, the portfolio turnover rates for the Fund were 126%, 140% and 182%, respectively.

        Due to the high rate of turnover, a Fund will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate, though commissions are not generally charged in fixed-income transactions. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

        The Adviser and Sub-Advisers may allocate Fund portfolio transactions to brokers which are affiliated with the Adviser or Sub-Adviser pursuant to procedures adopted by the Fund's Board of Trustees.

        The Adviser and Sub-Advisers do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

        The Adviser and Sub-Advisers, as well as their respective affiliates provide investment advisory services to other mutual funds, private investment funds, client accounts and conduct investment activities for their own accounts (together "Other Accounts") which may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally certain of the Other Accounts may also from time to time implement investment strategies which may include transactions that are identical to the Fund's positions or directly contrary to the positions taken by the Fund. These strategies may include, among others, short sales, long/short trading, and pairs trading, as well as swaps and derivates trades. These activities may not be advantageous to the Fund. While the Adviser believes the Fund is not disadvantaged it has adopted procedures to monitor potential conflicts.

                         POTENTIAL CONFLICTS OF INTEREST

        The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., Global Energy Opportunity Partners L.P. and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., Global Energy Opportunity Fund, Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

        Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

        The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades. When the Adviser implements investment strategies for other clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund's securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or other clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or other clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Fund serve as portfolio managers to other clients. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its other clients.

                                  SUB-ADVISERS

        LAM's portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. LAM manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. LAM manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), LAM has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of LAM's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as LAM may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as LAM may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of LAM. In -addition, LAM could be viewed as having a conflict of interest to the extent that LAM and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund. Although LAM does not track each individual portfolio manager's time dedicated to each account, LAM periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the particular portion of the Fund's assets for which he or she is responsible. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Although Mr. Cleary does not currently manage any accounts with respect to which the advisory fee is based on the performance of the account, other portfolio managers employed by LAM manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by LAM may also be permitted to sell securities short. However, LAM currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed end registered investment companies. When LAM engages in short sales of securities of the type in which the Fund invests, LAM could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. LAM has procedures in place to address these potential conflicts of interest.

        Analytic, has established procedures whereby investments are allocated in a fair and equitable manner, and no client or strategy is granted preferential treatment. Analytic is committed to a trade allocation policy that ensures that all clients are treated on a fair and equitable basis, in a consistent and timely manner, given the facts and circumstances involved. Whenever possible, trades in similar accounts for the same security will be done as a block trade. In instances of a partial fill, trades will be allocated to each account based on that account's percentage of the original trade. Each account's calculated share will be rounded to the nearest share, bond, contract or nearest most reasonable unit. In instances where the order is filled at different prices, trades will be allocated in a manner that typically involves taking an average of the price and commission. Although in such instances, clients will be charged the average price, Analytic will make the information regarding the actual transactions available to clients upon the client's request.

                      PROXY VOTING POLICIES AND PROCEDURES

        The Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

        The Fund has delegated authority to vote proxies for the Fund's portfolio securities to the Sub-Advisers.

                                 CODE OF ETHICS

        The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

        Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

                              TRUSTEES AND OFFICERS

RESPONSIBILITIES OF THE BOARD

        The Board of Trustees is responsible for supervising the operation of the Trust and the Fund. It establishes the Fund's major policies, reviews investments, and provides guidelines to the Adviser and others who provide services to the Fund. The Board of Trustees met seven times during the Trust's fiscal year ending December 31, 2006. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

STANDING COMMITTEES

        The Board of Trustees has an Audit Committee and a Governance Committee.

AUDIT COMMITTEE

        During the 2006 fiscal year, the members of the Audit Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial experts are David J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

GOVERNANCE COMMITTEE

        During the 2006 fiscal year, the members of the Governance Committee were all the Independent Trustees. This Committee met twice during 2006. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

        The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

        The Independent  Trustees  shall,  when  identifying  candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

        The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

                    ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

        The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

TRUSTEE INFORMATION

        The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.


                                     POSITION(S) HELD                                     NUMBER OF
                                         WITH FUND                                        PORTFOLIOS
                                          TERM OF                   PRINCIPAL               IN FUND                OTHER
TRUSTEE'S                              OFFICE(2) AND              OCCUPATION(S)            COMPLEX(3)          DIRECTORSHIPS
NAME, ADDRESS(1)                         LENGTH OF                 DURING PAST              OVERSEEN          HELD OUTSIDE THE
AND AGE                                 TIME SERVED                FIVE YEARS              BY TRUSTEE         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Jon Lukomnik                       Trustee since March      Managing Partner, Sinclair          9          Director of Sears
51 (++)(P)                         2006                     Capital LLC; Consultant to                     Canada Inc. since May
                                                            various asset management                       2006..
                                                            companies.
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman                  Trustee                  Private Investor                    9          Director of Ladig, Inc.
71 (++)(P)                         Since 1994                                                              and Minnesota Public
                                                                                                           Radio.
------------------------------------------------------------------------------------------------------------------------------------
Wayne H. Shaner                    Trustee since March      Managing Partner,                   9          Director , The Torray
59 (++)(P)                         2006                     Rockledge Partners LLC,                        Funds, since 1993
                                                            since September 2003;                          (Chairman of the Board
                                                            Public Member Investment                       since December 2005);
                                                            Committee, Maryland State                      Director/Trustee of two
                                                            Retirement System since                        other investment
                                                            1991; Vice President,                          companies advised by
                                                            Investments, Lockheed                          the Adviser.
                                                            Martin Corporation
                                                            (formerly Martin Marietta
                                                            Corporation),
                                                            1976-September 2003.
------------------------------------------------------------------------------------------------------------------------------------


                                     POSITION(S) HELD                                     NUMBER OF
                                         WITH FUND                                        PORTFOLIOS
                                          TERM OF                   PRINCIPAL               IN FUND                OTHER
TRUSTEE'S                              OFFICE(2) AND              OCCUPATION(S)            COMPLEX(3)          DIRECTORSHIPS
NAME, ADDRESS(1)                         LENGTH OF                 DURING PAST              OVERSEEN          HELD OUTSIDE THE
AND AGE                                 TIME SERVED                FIVE YEARS              BY TRUSTEE         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short                  Vice Chairman            Managing Director, The             14          None.
53 (++)(P)                         Trustee                  GlenRock Group, LLC
                                   Since June 2004          (private equity investment
                                                            firm), May 1, 2004 to
                                                            present; President, Apex
                                                            Capital Corporation
                                                            (personal investment
                                                            vehicle), Jan. 1988 to
                                                            present; President, Matrix
                                                            Global Investments, Inc.
                                                            and predecessor company
                                                            (private investment
                                                            company), Sept. 1995 to
                                                            Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D.                         Chairman                 President and CEO,                 14          None.
Stamberger                         and Trustee              SmartBrief.com
47 (++)(P)                         Since 1994
------------------------------------------------------------------------------------------------------------------------------------

(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Mr. Olderman, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(++)    Member of the Governance Committee.

(P)     Member of the Audit Committee.

OFFICER INFORMATION

        The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

                                                        TERM OF
OFFICER'S NAME                                        OFFICE AND
ADDRESS(1)                  POSITION(S) HELD           LENGTH OF                        PRINCIPAL OCCUPATIONS
AND AGE                         WITH FUND             TIME SERVED                       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Charles T. Cameron           Vice President           Since 1996             Director of Trading, Van Eck Associates Corporation;
46                                                                           Co-Portfolio Manager, Worldwide Bond Fund Series;
                                                                             Officer of three other investment companies advised
                                                                             by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Keith J. Carlson             Chief Executive          Since 2004             President, Van Eck Associates Corporation, and
50                           Officer and                                     President, Van Eck Securities Corporation since
                             President                                       February 2004; Private Investor, June 2003-January
                                                                             2004; Independent Consultant, Waddell & Reed, Inc.,
                                                                             April 2003-May 2003; Senior Vice President, Waddell &
                                                                             Reed, Inc., December 2002-March 2003; President/Chief
                                                                             Executive Officer/Director/Executive Vice
                                                                             President/Senior Vice President, Mackenzie Investment
                                                                             Management Inc., April 1985-December 2002.
                                                                             President/Chief Executive Officer/Director, Ivy
                                                                             Mackenzie Distributors, Inc., June 1993-December
                                                                             2002; Chairman/Director/President, Ivy Mackenzie
                                                                             Services Corporation, June 1993-December 2002;
                                                                             Chairman/Director/Senior Vice President, Ivy
                                                                             Management Inc., January 1992-December 2002; Officer
                                                                             of three other investment companies advised by the
                                                                             Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley             Vice President           Since 1988             Vice President, Van Eck Associates Corporation; Vice
52                                                                           President, Mutual Fund Operations, Van Eck Securities
                                                                             Corporation; Officer of three other investment
                                                                             companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF
OFFICER'S NAME                                     OFFICE AND
ADDRESS(1)                POSITION(S) HELD          LENGTH OF                         PRINCIPAL OCCUPATIONS
AND AGE                      WITH FUND             TIME SERVED                       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas K. Lynch            Vice President          Since January 2007     Chief Compliance Officer, Van Eck Associates Corporation
50                         and Treasurer                                  and Van Eck Absolute Return Advisers Corp., since
                                                                          January 2007; Vice President, Van Eck Associates
                                                                          Corporation and Van Eck Absolute Return Advisers Corp.,
                                                                          and Treasurer of Van Eck Mutual Funds, April 2005 -
                                                                          December 2006; Second Vice President, investment
                                                                          Reporting, TIAA-CREF, January 1996 - April 2005; Senior
                                                                          Manager, Audits, Grant Thornton, December 1993 - January
                                                                          1996; Senior Manager, Audits, McGladrey & Pullen,
                                                                          December 1986 - December 1993; Officer of three other
                                                                          investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McBrien          Senior Vice             Since                  Senior Vice President, General Counsel, and Secretary,
58                         President and           December 2005          Van Eck Associates Corporation, Van Eck Securities
                           Secretary                                      Corporation and Van Eck Absolute Return Advisers
                                                                          Corp., since December 2005; Managing Director,
                                                                          Chatsworth Securities LLC, March 2001-November 2005;
                                                                          Private Investor/Consultant, September 2000- February
                                                                          2001; Executive Vice President and General Counsel,
                                                                          Mainstay Management LLC, September 1999- August 2000.;
                                                                          Officer of three other investment companies advised by
                                                                          the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Alfred J. Ratcliffe      Vice President and        Since December 2006    Vice President, Van Eck Associates Corporation since
59                         Treasurer                                      November 2006; Vice President and Director of Mutual
                                                                          Fund Accounting and Administration, PFPC, March 2000
                                                                          to November 2006; First Vice President and Treasurer,
                                                                          Zweig Mutual Funds, March 1995 to December 1999; Vice
                                                                          President and Director of Mutual Fund Accounting and
                                                                          Administration, The Bank of New York, December 1987 to
                                                                          March 1995; Officer of three other investment
                                                                          companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan R. Simon        Vice President and        Since 2006             Vice President, Associate General Counsel, Van Eck
32                         Assistant Secretary                            Associates Corporation, Van Eck Securities Corporation
                                                                          and Van Eck Absolute since 2006 Return Advisers Corp.
                                                                          since August 2006, Associate, Schulte Roth & Zabel
                                                                          LLP, July 2004 - July 2006; Associate, Carter Ledyard
                                                                          & Milburn LLP, September 2001 - July 2004; Officer of
                                                                          three other investment companies advised by the
                                                                          Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith             Senior Vice             Since 1985             Senior Vice President and Chief Financial Officer, Van
51                         President and                                  Eck Associates Corporation; Senior Vice President,
                           Chief Financial                                Chief Financial Officer, Treasurer and Controller, Van
                           Officer                                        Eck Securities Corporation and Van Eck Absolute Return
                                                                          Advisers Corp.; Officer of three other investment
                                                                          companies advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck           Executive Vice          Since 2004             Director of Van Eck Associates Corporation; Director and
42                         President                                      Executive Vice President, Van Eck Securities
                                                                          Corporation; Director and Executive Vice President, Van
                                                                          Eck Absolute Return Advisers Corp.; Director, Greylock
                                                                          Capital Associates LLC; Officer of three other
                                                                          investment companies advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck             Executive Vice          Since 2005             Director and Executive Vice President, Van Eck
43                         President                                      Associates Corporation; Director, Executive Vice
                                                                          President and Chief Compliance Officer, Van Eck
                                                                          Securities Corporation; Director and President, Van Eck
                                                                          Absolute Return Advisers Corporation; Director, Greylock
                                                                          Capital Associates LLC; Trustee, Market Vectors ETF
                                                                          Trust; Officer of three other investment companies
                                                                          advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

        The van Eck family currently owns 100% of the shares of the Fund's Adviser. The investment adviser and manager of the Fund is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

                             TRUSTEE SHARE OWNERSHIP

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2006 is shown below.

                                                   AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE         REGISTERED INVESTMENT COMPANIES
                      OF EQUITY SECURITIES     OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR        IN THE TRUST(1)            OF INVESTMENT COMPANIES
------------------- ------------------------ -----------------------------------

Jon Lukomnik                 None                     $50,000-$100,000
David J. Olderman            None                     $10,001-$50,000

Wayne H. Shaner              None                           None
R. Alastair Short            None                     $10,001-$50,000
Richard D. Stamberger        None                      Over $100,000

(1)     The valuation date for the Trustee Share Ownership table is December 31,
        2006.

                             2006 COMPENSATION TABLE

        A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2005. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

COMPENSATION TABLE

                                                                              PENSION OR                               TOTAL
                                                                              RETIREMENT                           COMPENSATION
                                                                               BENEFITS           ESTIMATED       FROM THE TRUST
                                     AGGREGATE             DEFERRED            ACCRUED             ANNUAL          AND THE FUND
                                    COMPENSATION         COMPENSATION       AS PART OF THE      BENEFITS UPON     COMPLEX(5) PAID
NAME OF DIRECTOR                   FROM THE TRUST       FROM THE TRUST     TRUST'S EXPENSES      RETIREMENT         TO TRUSTEE
------------------------------  ---------------------  ------------------  -----------------   ----------------  ------------------
Richard C. Cowell(1)                  $21,856                 $0                 N/A                 N/A              $47,500
Jon Lukomnik(2)                          $0                 $25,386              N/A                 N/A              $49,366
David J. Olderman                     $23,141                 $0                 N/A                 N/A              $45,000
Ralph F. Peters(3)                    $11,056                 $0                 N/A                 N/A              $21,500

                                                                              PENSION OR                               TOTAL
                                                                              RETIREMENT                           COMPENSATION
                                                                               BENEFITS           ESTIMATED       FROM THE TRUST
                                     AGGREGATE             DEFERRED            ACCRUED             ANNUAL          AND THE FUND
                                    COMPENSATION         COMPENSATION       AS PART OF THE      BENEFITS UPON     COMPLEX(5) PAID
NAME OF DIRECTOR                   FROM THE TRUST       FROM THE TRUST     TRUST'S EXPENSES      RETIREMENT         TO TRUSTEE
------------------------------  ---------------------  ------------------  -----------------   ----------------  ------------------

Wayne H. Shaner(2)                    $21,856                 $0                 N/A                 N/A              $42,500
R. Alastair Short(4)                  $25,970                 $0                 N/A                 N/A              $62,500
Richard D. Stamberger(4)              $23,141               $10,474              N/A                 N/A             $75,199 (6)

(1)     Mr.  Cowell  resigned  as  Independent  Trustee  of the Trust  effective
        12/31/2006.

(2) Messrs. Lukomnik and Shaner were elected as Independent Trustees of the Trust effective March 7, 2006.

(3)     Mr.  Peters  resigned  as  Independent  Trustee  of the Trust  effective
        6/19/2006.

(4) Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(5) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(6)     This includes deferred compensation from the entire complex.

--------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

As of March 31, 2007, shareholders of record of 5% or more of the outstanding shares of the Fund were as follows:

INSURANCE COMPANY                                                        WWAR
--------------------------------------------------------------------------------
New York Life Insurance Company                                          5.7%
Jefferson National Life Insurance Co.                                   25.8%
Lincoln Benefit Life Insurance Co.                                      32.5%
Nationwide                                                              16.0%
Van Eck Securities Corporation                                          19.3%

                               PURCHASE OF SHARES

        The Worldwide Absolute Return Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund are not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is in a Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

                               VALUATION OF SHARES

        The net asset value per share of the Fund is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

        Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

        The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

        The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

        Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

        Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund must use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

        In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

        Foreign securities in which the Fund invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

        The Board of Trustees authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

        There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

                                      TAXES

        This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

        Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

        As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

        The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer.

        The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

                               REDEMPTIONS IN KIND

        The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                            DESCRIPTION OF THE TRUST

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

        Worldwide Absolute Return Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

        Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of the Fund are entitled to vote matters affecting all of the Fund (such as the election of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

        Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             ADDITIONAL INFORMATION

        CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

        TRANSFER  AGENT.   Forum  Financial  Group  LLC,  Two  Portland  Square,
Portland, Maine 04101, serves as the Fund's transfer agent.

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

        COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

        The financial statements of Worldwide Absolute Return Fund for the fiscal year ended December 31, 2006 are incorporated by reference from the Fund's Annual Report to Shareholders, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

                                APPENDIX: RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. --Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.

SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Van Eck Worldwide Insurance Trust

PART C
OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) (1) Master Trust Agreement.(1)

(2) Amendment No. 1 to Master Trust Agreement.(1)

(3) Amendment No. 2 to Master Trust Agreement.(1)

(4) Amendment No. 3 to Master Trust Agreement.(1)

(5) Amendment No. 4 to Master Trust Agreement.(1)

(6) Amendment No. 5 to Master Trust Agreement.(1)

(7) Amendment No. 6 to Master Trust Agreement.(1)

(8) Amendment No. 7 to Master Trust Agreement.(1)

(9) Amendment No. 8 to Master Trust Agreement.(1)

(10) Amendment No. 9 to Master Trust Agreement.(1)

(11) Amendment No. 10 to Master Trust Agreement.(1)

(12) Amendment No. 11 to Master Trust Agreement.(1)

(13) Amendment No. 12 to Master Trust Agreement.(1)

(14) Amendment No. 13 to Master Trust Agreement.(3)

(15) Amendment No. 14 to Master Trust Agreement.(4)

(16) Amendment No. 15 to Master Trust Agreement.(4)

(17) Amendment No. 16 to Master Trust Agreement.(8)
(b) By-Laws of Registrant.(1)

(c) (1) Rights of security holders are contained in Articles IV, V and VI of the Registrant's Master Trust Agreement, as amended, and Article 9 of the Registrant's By-Laws, both of which are incorporated by reference above.

(2) Form of certificate of shares of beneficial interest of Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund).(1)

(d) (1) Advisory Agreement.(3)

(2) Form of Sub-Advisory Agreement with respect to Worldwide Absolute Return Fund.(3)

(i) Schedule of Parties to Sub-Advisory Agreements with respect to Worldwide Absolute Return Fund - filed herewith.

(ii) Lazard Asset Management LLC Sub-investment Advisory Agreement - filed herewith.

Van Eck Worldwide Insurance Trust

(e) (1) Distribution Agreement with respect to Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) and Worldwide Bond Fund.(1)

(i) Amendments to Distribution Agreement (Worldwide Emerging Markets)(4)

(ii) Amendment to Distribution Agreement (Worldwide Real Estate Fund)(4)

(iii) Amendment to Distribution Agreement(Worldwide Absolute Return Fund)(4)

(2) Distribution Agreement with respect to Worldwide Absolute Return Fund and Worldwide Ultra Short-Term Income Fund.(3)

(3) Fund Participation Agreement.(1)

(f) Not Applicable.

(g) Custodian Agreement.(2)

(h) (1) Shareholder Services Agreement with CNA.(5)

    (2) Form of Trustee Indemnification Agreement - filed herewith

(i) Opinion and Consent of Counsel.(8)

(j) (1) Consent of Independent Registered Public Accounting Firm - filed herewith.

    (2) Power of Attorney.(8)

(k) Not Applicable.

(l) Subscription Agreements for Registrant's initial series, Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) and Worldwide Bond Fund (formerly Global Bond Fund).(1)

(m) Form of 12b-1 Plan for S Class Shares.(7)

(n) (1) Multiple Class Plan pursuant to 18f-3.(4)

(2) Form of Multiple Class Plan pursuant to 18f-3 adding S Class.(7) (o)
Reserved.

(p) (1) Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter.(2)

(2) Code of Ethics for Analytic Investors, Inc., AXA Rosenberg investment Management LLC, Martingale Asset Management L.P., PanAgora Asset Management, Inc.(4); Code of Ethics for Lazard Asset Management LLC - filed herewith.

----------
(1) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 1, 1999.

Van Eck Worldwide Insurance Trust




(2) Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 6, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 27, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 30, 2004.

(5) Incorporated by reference to Post Effective Amendment No. 27 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed February 25, 2005.

(6) Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed April 27, 2005.

(7) Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed June 27, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed September 26, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not Applicable.

ITEM 25. INDEMNIFICATION.

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, Item 7 of the Advisory Agreement, Item 8 of the Subadvisory Agreements and Section 5 of the Distribution Agreements. The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Master Trust Agreement, by clarifying the scope of certain terms of the Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant's obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a trustee as a witness and selection of counsel.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

 Van Eck Worldwide Insurance Trust


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption "Trustees and Officers" in the Registrant's Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

Analytic Investors, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Analytic Investors, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Analytic Investors, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7082) is incorporated herein by reference.

AXA Rosenberg Investment Management LLC serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of AXA Rosenberg Investment Management LLC under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg Investment Management LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

Lazard Asset Management LLC serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Lazard Asset Management LLC under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Lazard Asset Management LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61701) is incorporated herein by reference.

Martingale Asset Management, L.P. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Martingale Asset Management, L.P. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Martingale Asset Management, L.P. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-30067) is incorporated herein by reference.

PanAgora Asset Management, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of PanAgora Asset Management, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PanAgora Asset Management, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-35497) is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Funds and Van Eck Funds, Inc.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation for the fiscal year ended December 31, 2006:

NAME AND PRINCIPAL       POSITIONS AND OFFICES         POSITIONS AND OFFICES
BUSINESS ADDRESS         WITH UNDERWRITER              WITH REGISTRANT
-----------------------  ---------------------------  --------------------------

Keith J. Carlson         President                    Chief Executive Officer
99 Park Avenue                                        and President
New York, NY 10016
Susan Lashey             Vice President               Vice President
99 Park Avenue
New York, NY 10016

Thomas Lynch             N/A                          Chief Compliance Officer
99 Park Avenue
New York, NY 10016

Joseph McBrien           Senior Vice President        Senior Vice President and
99 Park Avenue           General Counsel              Secretary
New York, NY 10016       and Secretary

Peter Moeller            Senior Vice President        N/A
99 Park Avenue
New York, NY 10016

Alfred J. Ratcliffe      N/A                          Vice President and
99 Park Avenue                                        Treasurer
New York, NY 10016

Jonathan R. Simon        Vice President and           Vice President and
99 Park Avenue           Associate General Counsel    Assistant Secretary
New York, NY 10016

Bruce J. Smith           Senior Vice President,       Senior Vice President and
99 Park Avenue           Chief Financial Officer,     Financial Officer
New York, NY 10016       Treasurer and Controller

Jan F. van Eck           Director, Executive Vice     Executive Vice President
99 Park Avenue           President and Chief
New York, NY 10016       Compliance Officer

Derek S. van Eck         Directors and Executive      Executive Vice President
99 Park Avenue           Vice President
New York, NY 10016




(c) Not Applicable


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder is set forth below.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4),

Van Eck Worldwide Insurance Trust


31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10),
31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are
located at Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016.

Accounts, books and records regarding the custodian and custodial services are located at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110,

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at Citigroup Global Transaction Services, Two Portland Square, Portland, Maine 04101.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.

ITEM 29. MANAGEMENT SERVICES.

None

ITEM 30. UNDERTAKINGS.

Not applicable.

Van Eck Worldwide Insurance Trust


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on this 13th day of April 2007.

VAN ECK WORLDWIDE INSURANCE TRUST


By: /s/ Keith J. Carlson
----------------------------------------
Name: Keith J. Carlson
Title: President & Chief Executive Officer


Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


 SIGNATURE                         TITLE                          DATE
--------------------------------- ------------------------------ ---------------


/s/ Keith J. Carlson               Chief Executive Officer        April 13, 2007
----------------------------       & President
Keith J. Carlson

/s/ Bruce J. Smith Officer         Senior Vice President          April 13, 2007
----------------------------       & Chief Financial
Bruce J. Smith

/s/ Jon Lukomnik                   Trustee                        April 13, 2007
----------------------------
Jon Lukomnik*

/s/ David J. Olderman              Trustee                        April 13, 2007
----------------------------
David J. Olderman*

/s/ Wayne H. Shaner                Trustee                        April 13, 2007
----------------------------
Wayne H. Shaner *

/s/ R. Alastair Short              Trustee                        April 13, 2007
----------------------------
R. Alastair Short*

/s/ Richard D. Stamberger          Trustee                        April 13, 2007
----------------------------
Richard D. Stamberger*

Van Eck Worldwide Insurance Trust


* By: /s/ Joseph J. McBrien
     ------------------------
Joseph J. McBrien
Attorney-in-Fact

Van Eck Worldwide Insurance Trust


EXHIBITS

(d)(2)(i)     Schedule Identifying Details of Sub-Advisory Contracts

(d)(2)(ii)    Lazard Asset Management LLC Investment Sub-Advisory Agreement

(h)(2)        Form of Trustee Indemnification Agreement

(j)(1)        Consent of Independent Registered Public Accounting Firm.

(P)(2)        Code of Ethics of Lazard Asset Management LLC